                                                                    EXHIBIT 10.2
                                                                  EXECUTION COPY

                           ==========================


                              AMENDED AND RESTATED

                  SECURITY DEPOSIT AND INTERCREDITOR AGREEMENT

                                      among

                         BIRCHWOOD POWER PARTNERS, L.P.

                                       and

                        THE SECURED PARTIES NAMED HEREIN

                                       and

                           CREDIT SUISSE FIRST BOSTON,

                                as Security Agent




                            Dated as of July 1, 1998




                           ==========================

                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   Definitions..................................................................  2

         Section 1.1  Certain Defined Terms.....................................................................  2
         Section 1.2  Other Defined Terms.......................................................................  2
         Section 1.3  Other Definitional Provisions.............................................................  9

                                   ARTICLE II

                                The Security Agent.............................................................. 10

         Section 2.1  Appointment of the Security Agent......................................................... 10
         Section 2.2  Exculpatory Provisions.................................................................... 10
         Section 2.3  Delegation of Duties...................................................................... 11
         Section 2.4  Reliance by Security Agent................................................................ 11
         Section 2.5  Limitations on Duties of Security Agent................................................... 12
         Section 2.6  Resignation and Removal of the Security Agent............................................. 12
         Section 2.7  Treatment of Registered Holder, Payee or Indorsee by Security Agent....................... 14
         Section 2.8  Appointment of Separate or Co-Security Agent.............................................. 14
         Section 2.9  Successor Security Agent by Merger, Consolidation, Etc. .................................. 15
         Section 2.10  Eligibility of Security Agent............................................................ 15

                                   ARTICLE III
                           Establishment of Accounts;
                           Grant of Security Interests.......................................................... 15

         Section 3.1  Establishment of Accounts................................................................. 15
         Section 3.2  Security Interests........................................................................ 17


                                   ARTICLE IV

                         Deposits into Accounts; Investment..................................................... 18

         Section 4.1  Construction Account...................................................................... 18
         Section 4.2  Institutional Loan Proceeds Account....................................................... 18
         Section 4.3  Required Deposits on the Completion Date.................................................. 18
         Section 4.4  Project Control Account................................................................... 19
         Section 4.5  Special Payment Account................................................................... 19
         Section 4.6  Deleted................................................................................... 20
         Section 4.7  Bond Transfer Accounts.................................................................... 20
         Section 4.8  Deposit Irrevocable....................................................................... 21
         Section 4.9  Statements of Amounts Held in Accounts.................................................... 21
         Section 4.10  Investment............................................................................... 21
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                                    ARTICLE V

                              Transfers From Accounts........................................................... 21
         Section 5.1  Institutional Loan Proceeds Account....................................................... 21
         Section 5.2  Construction Account; Bond Transfer Accounts.............................................. 22
         Section 5.3  Project Control Account................................................................... 24
         Section 5.4  Repair and Maintenance Account............................................................ 27
         Section 5.5  Additional Collateral Account............................................................. 28
         Section 5.6  Debt Service Reserve Account.............................................................. 29
         Section 5.7  Special Payment Account................................................................... 30
         Section 5.8  Distributions Account..................................................................... 32
         Section 5.9  Final Completion Escrow Account........................................................... 33
         Section 5.10  Accrued Interest Account................................................................. 33
         Section 5.11  Insurance and Property Tax Reserve Account............................................... 34
         Section 5.13  Delivery of Request Letters, Disbursement Requests....................................... 34
         Section 5.14  Shortfall Notices........................................................................ 34
         Section 5.15  Transfers from Certain Accounts During a Default Period.................................. 34
         Section 5.16  The Security Agent's Calculations; Determinations........................................ 39
         Section 5.17  Insufficient Amounts..................................................................... 40
         Section 5.18  Concerning Section 10.31 of the Project Loan Agreement................................... 40

                                   ARTICLE VI

                         Agreements with the Security Agent..................................................... 40
         Section 6.1  Delivery of Senior Debt Agreements........................................................ 40
         Section 6.2  Payment by Security Agent................................................................. 40
         Section 6.3  Information Provided to the Security Agent................................................ 41
         Section 6.4  Notice of Amounts Payable Under Financing Documents....................................... 42
         Section 6.5  Information Accompanying Amounts Delivered for Deposit into Accounts...................... 43
         Section 6.6  Certificate of Secured Parties............................................................ 43
         Section 6.7  Compensation and Expenses................................................................. 43
         Section 6.8  Stamp and Other Similar Taxes; Filing Fees, Excise Taxes, Etc. ........................... 44
         Section 6.9  Indemnification........................................................................... 44
         Section 6.10  Further Assurances....................................................................... 45
         Section 6.11  Application by Secured Parties........................................................... 45

                                   ARTICLE VII

                                  Default Period................................................................ 45

         Section 7.1  Default and Acceleration Notices.......................................................... 45
         Section 7.2  General Authority of the Security Agent over the Collateral............................... 46
         Section 7.3  Right to Initiate Proceedings............................................................. 46
         Section 7.4  Exercise of Powers; Instructions of Required Secured Parties.............................. 46
         Section 7.5  Remedies Not Exclusive.................................................................... 47
         Section 7.6  Waiver and Estoppel....................................................................... 47
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                                      -ii-
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         Section 7.7  Limitation on Security Agent's Duty in Respect of Collateral.............................. 48
         Section 7.8  Limitation by Law......................................................................... 48
         Section 7.9  Future Right, Title and Interest.......................................................... 48

                                  ARTICLE VIII

                      Certain Agreements of the Secured Parties................................................. 49

         Section 8.1  Secured Obligations Pari Passu............................................................ 49
         Section 8.2  Pro Rata Sharing.......................................................................... 49
         Section 8.3  Turnover of Collateral.................................................................... 49
         Section 8.4  No Bankruptcy Filings or Foreclosure...................................................... 50
         Section 8.5  No Loans; No Liens........................................................................ 50
         Section 8.6  Security Interests........................................................................ 50
         Section 8.7  Intercreditor Agreement Regarding Amendment and Waiver of Senior Debt Agreements.......... 50
         Section 8.8  Voting Rights Following True-Up........................................................... 51
         Section 8.9  Bond Trustee and Bondholders.............................................................. 52
         Section 8.10  Beneficiaries............................................................................ 52

                                   ARTICLE IX

                                  Miscellaneous................................................................. 52

         Section 9.1  Notices................................................................................... 52
         Section 9.2  No Waivers................................................................................ 53
         Section 9.3  Amendments, Supplements and Waivers of this Agreement..................................... 53
         Section 9.4  Additional Secured Parties................................................................ 53
         Section 9.5  Headings.................................................................................. 54
         Section 9.6  Severability.............................................................................. 54
         Section 9.7  Successors and Assigns.................................................................... 54
         Section 9.8  Counterparts.............................................................................. 54
         Section 9.9  Termination............................................................................... 54
         SECTION 9.10  GOVERNING LAW............................................................................ 55
         Section 9.11  Submission To Jurisdiction; Waivers...................................................... 55
         SECTION 9.12  WAIVERS OF JURY TRIAL.................................................................... 55
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                                     -iii-

ANNEXES:

A        Definitions

SCHEDULE:

1        Required Repair and Maintenance Reserve Amount

EXHIBITS:

A        Form of Security Deposit Agreement Supplement
B        Form of Request Letter
C        Form of Request for Distributions
D        Form of Disbursement Request
E        Form of Construction Fund Requisition - Series 1994A

                  AMENDED AND RESTATED SECURITY DEPOSIT AND INTERCREDITOR AGREEMENT, dated as of July 1, 1998, among (i) BIRCHWOOD POWER PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), (ii) BANQUE PARIBAS, NEW YORK BRANCH, BARCLAYS BANK PLC, CREDIT SUISSE FIRST BOSTON and UNION BANK OF CALIFORNIA and each other bank or financial institution party to this Agreement as a "Bank" pursuant to Section 9.4 (the "Banks"), (iii) JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, ALLSTATE INSURANCE COMPANY and NEW YORK LIFE INSURANCE COMPANY, the other financial institutions or institutional investors parties to this Agreement and identified on the signature pages hereof as an "Institution" and each other institution party to this Agreement as an "Institution" pursuant to Section 9.4 (the "Institutions"), (iv) CREDIT SUISSE FIRST BOSTON, and, when the context requires, CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as issuing bank under the Project Loan Agreement referred to herein (in such capacity, the "Issuing Bank"), (v) CREDIT SUISSE FIRST BOSTON, as administrative agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent") under the Loan Documents referred to herein, (vi) the Banks parties to Interest Rate Hedging Agreements (as hereinafter defined) and this Agreement and identified on the signature pages hereof as a "Secured Counterparty" and each other Bank party to this Agreement as a "Secured Counterparty" pursuant to Section 9.4 (in such capacity, the "Secured Counterparties"), (vii) any Bond Trustee (as hereinafter defined) party to this Agreement pursuant to Section 9.4 (a "Secured Bond Trustee") and (viii) CREDIT SUISSE FIRST BOSTON, as security agent for the Secured Parties referred to herein (in such capacity, the "Security Agent").

                              W I T N E S S E T H :

                  WHEREAS, the Borrower has constructed, owns and operates the Project, consisting of a nominal 220 MW pulverized coal-fired cogeneration facility located in King George County, Virginia;

                  WHEREAS, in order to obtain construction and permanent financing for the Project, the Borrower, among other things, entered into the Project Loan Agreement, pursuant to which the Banks and the Institutions agreed to make loans to, and the Issuing Bank agreed to issue letters of credit for the account of, the Borrower;

                  WHEREAS, the Borrower has also entered into separate Interest Rate Hedging Agreements with the Secured Counterparties in order to mitigate the risk of interest rate fluctuations in respect of a portion of the loans to be made under the Project Loan Agreement;

                  WHEREAS, it was a condition precedent for the Banks, the Issuing Bank and the Institutions to make loans and other extensions of credit to the Borrower under the Project Loan Agreement, and for the Secured Counterparties to permit the maturity of the Interest Rate Hedging Agreements to be approximately equal to the loans under the Project Loan Agreement, that the parties hereto enter into the Security Deposit and Intercreditor Agreement dated as of May 18, 1994 (the "Original Security Deposit Agreement");

                  WHEREAS, the Banks, the Institutions, the Issuing Bank, the Secured Counterparties, any Secured Bond Trustee, the Administrative Agent and the Security Agent are herein collectively referred to as the "Secured Parties";

                  WHEREAS, the Original Security Deposit Agreement has been amended by (i) that certain First Amendment to Security Deposit Agreement, dated as of July 11, 1994, (ii) that certain Second Amendment to Security Deposit and Intercreditor Agreement, dated as of October 1, 1994, (iii) that certain Third Amendment to Security Deposit and Intercreditor Agreement, dated as of December 1, 1994, (iv) that certain Fourth Amendment to Security Deposit and Intercreditor Agreement, dated as of November 10, 1995, (v) that certain Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, dated as of April 10, 1996, (vi) that certain First Amendment to Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, dated as of December 18, 1996 and (vii) that certain Greenhouse Restructure Amendment, dated as of March 27, 1997 (together, the "Security Deposit Agreement Amendments"); and

                  WHEREAS, the parties to the Original Security Deposit Agreement as amended, restated or otherwise modified by the Security Deposit Agreement Amendments have agreed to amend and restate the Security Deposit Agreement as set forth below.

                  NOW, THEREFORE, in consideration of the premises, and of the mutual covenants and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Section 1.1 Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A.

                  Section 1.2 Other Defined Terms. As used herein, the following terms shall have the following meanings:

                  "Acceleration Notice": a written notice delivered to the Borrower and the Security Agent during a Default Period (a) by the Administrative Agent or the Majority Banks pursuant to paragraph (2) of
         Section 12.2 of the Project Loan Agreement, declaring the Bank Notes to be immediately due and payable prior to the stated maturity thereof,
         (b) by the Majority Institutions pursuant to paragraph (3) of Section
         12.2 of the Project Loan Agreement, declaring the Institutional Notes to be immediately due and payable prior to the stated maturity thereof, or (c) by the Required Secured Parties pursuant to paragraph (4) of
         Section 12.2 of the Project Loan Agreement, declaring all of the Notes to be immediately due and payable. An Acceleration Notice shall be deemed to have been delivered if an Event of Default specified in clause (i) or (ii) of Section 12.1(e) of the Project Loan Agreement occurs with respect to the Borrower.

                  "Accrued Interest Subaccount": each of (a) the Bank Accrued Interest Subaccount and (b) the Institutional Accrued Interest Subaccount.

                  "Annual O&M Bonus": the annual Operating Heat Rate Bonus payable to the Facility Operator as provided in Schedule G to the Operating and Maintenance Agreement.

                  "Available Debt Service Reserve Deposit Amount": on any Quarterly Distribution Date, the product of (i) 0.60 and (ii) the amount of funds remaining on deposit in the Project Control Account on such Quarterly Distribution Date after all of the transfers on such date required by clauses first through ninth of Section 5.3(a) have been made and prior to the making of any transfers on such date pursuant to clause tenth thereof.

                  "Bank Accrued Interest Amount": as of any date of calculation, an amount sufficient to cause the balance of the Bank Accrued Interest Subaccount to equal the amount of all accrued and unpaid interest on the Bank Loans on such date (after giving effect to any payments of interest on the Bank Loans on such date and any transfers of funds from the Bank Accrued Interest Subaccount on such date).

                  "Bank Accrued Interest Subaccount": as defined in Section 3.1(a).

                  "Basic Monthly O&M Fee": the Monthly Base Operations Fee payable to the Facility Operator on a quarterly basis as provided in Schedule G to the Operating and Maintenance Agreement.

                  "Bond Construction Fund Requisitions": a Bond Construction Fund Requisition-Series 1994A, a Bond Construction Fund
         Requisition-Series 1994B, a Bond Construction Fund Requisition-Series 1995, a Bond Construction Fund Requisition-Series 1996A and/or a Bond Construction Fund Requisition-Series 1997, as the case may be.

                  "Bond Construction Fund Requisition - Series 1994A": a requisition, in substantially the form of Exhibit E hereto, of funds on deposit in the "Construction Fund" established and identified as such in the Trust Indenture - Series 1994A.

                  "Bond Construction Fund Requisition - Series 1994B": a requisition, in substantially the form of Exhibit B to the Trust Indenture - Series 1994B, of funds on deposit in the "Construction Fund" established and identified as such in the Trust Indenture - Series 1994B.

                  "Bond Construction Fund Requisition-Series 1995": a requisition, in substantially the form of Exhibit B to the Trust Indenture-Series 1995, of funds on deposit in the "Construction Fund" established and identified as such in the Trust Indenture-Series 1995.

                  "Bond Construction Fund Requisition-Series 1996A": a requisition, in substantially the form of the applicable Exhibit to the Trust Indenture-Series 1996A, of funds on deposit in that certain Construction Fund established and identified as such in the Trust Indenture-Series 1996A.

                  "Bond Construction Fund Requisition-Series 1997": a requisition, in substantially the form of the applicable Exhibit to the Trust Indenture-Series 1997, of funds on deposit in that certain Construction Fund established and identified as such in the Trust Indenture-Series 1997.

                  "Bond Transfer Accounts": the Bond Transfer Account-Series 1994A, the Bond Transfer Account - Series 1994B, the Bond Transfer Account-Series 1995, the Bond Transfer Account-Series 1996A and the Bond Transfer Account-Series 1997, established and identified as such in this Security Deposit Agreement.

                  "Bond Trustee - Series 1994A": Bankers Trust Company or its successor as `Trustee' under the Trust Indenture - Series 1994A.

                  "Bond Trustee - Series 1994B": Bankers Trust Company or its successor as `Trustee' under the Trust Indenture - Series 1994B.


                  "Bond Trustee - Series 1995": Bankers Trust Company or its successor as `Trustee' under the Trust Indenture-Series 1995.

                  "Bond Trustee - Series 1996A": Bankers Trust Company or its successor as "Trustee" under the Trust Indenture-Series 1996A.

                  "Bond Trustee - Series 1997": that certain party identified as "Trustee," or its successor as "Trustee," under the Trust Indenture-Series 1997.

                  "Construction Account Deposits":  as defined in Section 4.1.

                  "Corporation": Greenhost, Inc., a Delaware corporation.

                  "Cure Notice": a written notification delivered to the Borrower and the Security Agent by the Secured Party or Secured Parties which previously delivered a Default Notice, stating that an Event of Default which was the subject of such Default Notice is no longer continuing.

                  "Damage Event": any loss or destruction of, or damage to, or condemnation, confiscation or seizure of, or requisition of title to or use of, any part of the Project which does not constitute an Event of Loss.

                  "Default Notice": a written notification delivered to the Security Agent by the Borrower or any Secured Party stating that an Event of Default has occurred and is continuing and describing the event or condition causing such Event of Default.

                  "Default Period": the period commencing on the date the Security Agent receives a Default Notice and ending on the date the Security Agent receives a Cure Notice or a notice of cancellation pursuant to Section 7.1(b).

                  "Delay Damages Subaccount": as defined in Section 3.1(a).

                  "Delay Damages Proceeds": any and all amounts paid to the Borrower pursuant to Section 7.2 of the Facility Construction Contract or Section 9.1 of the Greenhouse Construction Contract.

                  "Depletion Balance": on any Quarterly Distribution Date during a Depletion Period, the amount, if any, by which (i) the aggregate amounts transferred from the Debt Service Reserve Account pursuant to
         Section 5.6(a), 5.6(b) or 5.15(c) during such Depletion Period exceeds
         (ii) the aggregate amount of any funds transferred into the Debt Service Reserve Account pursuant to clause tenth of Section 5.3(a) during such Depletion Period plus (or minus) the aggregate amount of the increase (or decrease) since the previous Quarterly Distribution Date in the amount then available to be drawn under Debt Service Letters of Credit established, if any.

                  "Depletion Period": a period commencing on and including any date on which there occurs any transfer of funds on deposit in the Debt Service Reserve Account pursuant to Section 5.6(a), 5.6(b) or 5.15(c), and ending on the first Quarterly Distribution Date thereafter on which the aggregate amount transferred into the Debt Service Reserve Account during such period pursuant to clause tenth of Section 5.3(a) equals or exceeds the aggregate amount of funds transferred from the Debt Service Reserve Account during such period pursuant to Section 5.6(a), 5.6(b) or 5.15(c); provided that no Depletion Period may commence while a Depletion Period is in existence.

                  "Disbursement Date": each (a) Scheduled Senior Debt Service Payment Date, (b) Monthly Operating Disbursement Date, (c) Quarterly Distribution Date, (d) L/C Reimbursement Date and (e) Special Senior Debt Prepayment Date.

                  "Disbursement Request": each certificate from time to time delivered by a Responsible Officer of the Borrower to the Security Agent requesting the release of funds from the Institutional Loan Proceeds Account or Construction Account to pay Project Costs, Bank Project Loans and/or Equity Funding Loans, each such certificate to be substantially in the form of Exhibit D.

                  "Dividends": any cash dividends or distributions, any and all stock or liquidating dividends, other distributions in property, return of capital or other distributions made by the Corporation on or in respect of the Pledged Securities, whether declared from the net profits or excess cash flow of the Corporation or resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Corporation or received in exchange for the Pledged Securities or of any part thereof as a result of any merger or consolidation to which the Corporation may be a party or otherwise.

                  "Excess Construction Account Deposits": as defined in Section 5.2(a).

                  "holder": (a) with respect to each Registered Institutional Note, the Institution in whose name such Registered Institutional Note is registered in the Institutional Note Register, as notified to the Security Agent by the relevant Institution pursuant to Section 6.3 or
         6.4 or, if not inconsistent therewith, the Borrower pursuant to Section 4.7(d) of the Project Loan Agreement; or (b) with respect to each other Institutional Note, the holder thereof from time to time, as notified by the relevant Institution to the Security Agent pursuant to Section
         6.3 or 6.4.

                  "Increased IDC Contribution Proceeds": any and all proceeds received by the Borrower of the Contingent Increased IDC Contribution payable pursuant to the Southern Equity Contribution Agreement.

                  "Institutional Accrued Interest Amount": as of any date of calculation, an amount sufficient to cause the balance of the Institutional Accrued Interest Subaccount to equal the amount of all accrued and unpaid interest on the Institutional Notes on such date (after giving effect to any payments of interest on the Institutional Notes on such date and any transfers of funds from the Institutional Accrued Interest Subaccount on such date).

                  "Institutional Interest Subaccount": as defined in Section 3.1(a).

                  "Institutional Loan Proceeds Account Deposits": as defined in
         Section 4.2.

                  "L/C Cash Collateral Proceeds": any and all payments made or due and payable by the Borrower, as cash collateral, pursuant to clause
         (ii)(y) of Section 7.3(a) or 7.3(d) of the Project Loan Agreement following the occurrence of an Event of Loss or a termination of the Power Purchase Agreement by Virginia Power.

                  "L/C Cash Collateral Subaccount": as defined in Section
         3.1(a).

                  "Major Maintenance Expenses": all costs, other than administrative costs and costs incurred on an annual basis in connection with the normal maintenance of the Facility, incurred by the Borrower for any overhaul of, or major maintenance procedure for, the Facility or any part thereof which requires significant disassembly or shutdown of the Facility and which are incurred pursuant to manufacturers' guidelines or recommendations, engineering or operating considerations or the requirements of any applicable Governmental Approval (excluding any such costs that are payable by other Persons under warranty or similar agreements or insurance policies).

                  "Maximum Debt Service Reserve Deposit Amount": on any Quarterly Distribution Date, the sum of (i) the Remaining Initial Debt Service Reserve Shortfall, if any, and (ii) the Available Debt Service Reserve Deposit Amount; provided that if a Depletion Period shall be in existence, the Maximum Debt Service Reserve Deposit Amount on such Quarterly Distribution Date shall be increased by the amount of the Depletion Balance on such Quarterly Distribution Date.

                  "Monthly Operating Disbursement Date": the fifth Business Day of any month occurring after the Commercial Operations Date.

                  "New Greenhouse Loan Agreement": the Term Loan and Working Capital Agreement, dated as of November 19, 1996, between the Corporation and the Borrower.

                  "New Greenhouse Loan Notes": (i) the Working Capital Note executed by Corporation in the form of Exhibit A to the New Greenhouse Loan Agreement, payable to the order of the Borrower, in the amount of three million dollars ($3,000,000) and (ii) the Term Note executed by Corporation in the form of Exhibit B to the New Greenhouse Loan Agreement payable to the order of Borrower, in the amount of two million five hundred thousand dollars ($2,500,000).

                  "Non-Restoration Event": any condemnation, confiscation or acquisition of, or acquisition of title to or use of, any portion of the Site by any Governmental Authority which is not necessary in connection with the construction, use, ownership or operation (present or future) of the Project or the Greenhouse in accordance with the applicable provisions of the Project Documents and in compliance with all Requirements of Law, as determined by the Borrower in good faith and confirmed by the Administrative Agent and Majority Institutions (after consultation with the Independent Engineer).

                  "Non-Restoration Subaccount":  as defined in Section 3.1(a).

                  "Notice of Action":  as defined in Section 7.4(b).

                  "Pledged Securities": all of the issued and outstanding shares of stock of the Corporation.

                  "Prepayment Subaccount":  as defined in Section 3.1(a).

                  "Post-Quarterly Calculation Date Deposits": on any Quarterly Distribution Date, the collective reference to all funds deposited into, or transferred to, the Project Control Account (including without limitation pursuant to Section 4.4) during the period from and excluding the immediately preceding Quarterly Calculation Date to and including such Quarterly Distribution Date.

                  "Project Control Account Deposits":  as defined in
         Section 4.4.

                  "Remaining Initial Debt Service Reserve Shortfall": on any Quarterly Distribution Date, the amount by which the sum of (i) the Required Initial Debt Service Reserve Deposit Amount and (ii) $3,000,000 exceeds the aggregate amount deposited into the Debt Service Reserve Account on the Completion Date pursuant to Section 4.1 or transferred into the Debt Service Reserve Account on any prior Quarterly Distribution Date (if any) following the Completion Date pursuant to Section 5.3(a).

                  "Request Letter": each letter from time to time delivered by a Responsible Officer of the Borrower to the Security Agent requesting the transfer and/or release of funds from one or more Accounts to or on behalf of the Borrower in accordance with Article V, each such letter to be substantially in the form of Exhibit B or in such other form acceptable to the Borrower and the Security Agent.

                  "Required Project Control Reserve Amount": $2,500,000, provided that such amount shall be increased (or decreased) on January 1 of each year by the percentage change in the GNP Index Multiplier for the previous calendar year (but in no event shall such amount be less than $2,500,000).

                  "Required Repair and Maintenance Reserve Amount": for each Quarterly Distribution Date, the amount listed on Schedule 1 opposite the year following the Commercial Operations Date in which such date occurs, as such Schedule 1 may be adjusted from time to time by the Borrower (provided that the Independent Engineer shall have confirmed the appropriateness of such adjustment) or by the Administrative Agent and the Majority Institutions (after consultation with the Independent Engineer and the Borrower), to increase and/or decrease all or any of the amounts set forth therein, based on a material change in facts or circumstances from those on which such Schedule 1 was prepared, to more accurately reflect the amounts and expected dates of incurrence of the Major Maintenance Expenses expected to be incurred in connection with the periodic overhaul of, or major maintenance procedures for, the Facility.

                  "Restoration Subaccount":  as defined in Section 3.1(a).

                  "Restorations": with respect to any Damage Event, the restoration, repair, rebuilding or replacement of the affected portion of the Project to substantially the same condition as prior to the occurrence of such Damage Event.

                  "Security Deposit Agreement Supplement": as defined in Section 9.4(a).

                  "Security Deposit Collateral": the Accounts, each Debt Service Letter of Credit issued and outstanding from time to time and all cash, other instruments, investments and securities on deposit in the Accounts, excluding, however, the Bond Transfer Accounts.

                  "Series 1994A Bond Transfer Account": the Series 1994A Bond Transfer Account established and maintained pursuant to this Security Deposit Agreement.

                  "Series 1994B Bond Transfer Account": the Series 1994B Bond Transfer Account established and maintained pursuant to this Security Deposit Agreement.

                  "Series 1995 Bond Transfer Account": the Series 1995 Bond Transfer Account established and maintained pursuant to the Security Deposit Account.

                  "Series 1996A Bond Transfer Account": the Series 1996A Bond Transfer Account established and maintained pursuant to this Security Deposit Agreement.

                  "Series 1997 Bond Transfer Account": the Series 1997 Bond Transfer Account established and maintained pursuant to this Security Deposit Agreement.

                  "Special Payment Account Deposits": as defined in Section 4.5.

                  "Subaccounts": collectively, (a) the Restoration Subaccount,
         (b) the Non-Restoration Subaccount, (c) the L/C Cash Collateral Subaccount, (d) the Prepayment Subaccount, (e) the Delay Damages Subaccount, (f) the Bank Accrued Interest Subaccount and (g) the Institutional Accrued Interest Subaccount.

                  "Trust Indenture - Series 1994A": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia, and Bankers Trust Company, as trustee (the `Trustee'), dated as of October 1, 1994.

                  "Trust Indenture - Series 1994B": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia, and Bankers Trust Company, as trustee (the `Trustee'), dated as of December 1, 1994.

                  "Trust Indenture - Series 1995": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia and Bankers Trust Company, as trustee, dated as of November 1, 1995.

                  "Trust Indenture - Series 1996A": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia, and Bankers Trust Company, as trustee (the "Trustee"), dated as of April 1, 1996.

                  "Trust Indenture - Series 1997": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia and Bankers Trust Company, as trustee, dated as of March 1, 1997.

                  Section 1.3 Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, paragraph, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (b) Each reference in this Agreement to any Project Document or any Financing Document shall be deemed to refer to such Project Document or Financing Document as the same may be amended, supplemented or otherwise modified from time to time.

                  (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or other document is in effect.

                  (d) Each reference in this Agreement to a Person shall be deemed to include such Person's successors and assigns.

                  (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                               The Security Agent

                  Section 2.1 Appointment of the Security Agent. Each of the Secured Parties hereby designates and appoints Credit Suisse First Boston as the security agent for such Secured Party under this Agreement and the other Security Documents, and authorizes Credit Suisse First Boston, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Security Documents and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement and the other Security Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Security Document, the Security Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Security Document, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Security Document or shall otherwise exist against the Security Agent.

                  Section 2.2 Exculpatory Provisions. (a) The Security Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in any other Financing Document or Project Document. The Security Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Borrower or any other Person thereto or as to the security afforded by this Agreement or any other Security Document, or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, the other Financing Documents, the Project Documents or the Secured Obligations, and the Security Agent shall incur no liability or responsibility in respect of any such matters. The Security Agent shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it under this Agreement or under the other Security Documents, or responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                  (b) The Security Agent shall not be liable for any error of judgment or for any acts done or omitted by it hereunder or under any other Security Document except in the case of its gross negligence or willful misconduct.

                  (c) The Security Agent shall not be required to ascertain or inquire as to the performance by the Borrower of any of the covenants or agreements contained herein or in any other Financing Document or Project Document.

                  (d) The Security Agent may accept deposits from, lend money to, issue letters of credit in favor of and generally engage in any kind of business with the Borrower or any of its Affiliates as if it were not the Security Agent. With respect to the Secured Obligations owing to it in any of its respective capacities as a Bank, the Issuing Bank, the Administrative Agent or a Secured Counterparty, the Security Agent shall have the same rights and powers hereunder and under the other Security Documents as any Bank, the Issuing Bank, the Administrative Agent or any Secured Counterparty, as the case may be, and may exercise the same as though it were not acting as the Security Agent, and any reference to a Secured Party (in whatever terms) shall, unless the context otherwise requires, include a reference to Credit Suisse First Boston in its respective capacities as a Bank, the Issuing Bank, the Administrative Agent and a Secured Counterparty.

                  Section 2.3 Delegation of Duties. The Security Agent may execute any of its powers herein or in the other Security Documents and perform any duty hereunder or under the other Security Documents either directly or by or through agents or attorneys-in-fact. The Security Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it provided that such selection occurs with reasonable care.

                  Section 2.4 Reliance by Security Agent. (a) Whenever in the administration of this Agreement or the other Security Documents the Security Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Security Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein or therein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Borrower delivered to the Security Agent, and such certificate shall be full authorization to the Security Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 2.5.

                  (b) The Security Agent may consult with counsel, and any advice or statements of legal counsel (including, without limitation, counsel to the Borrower) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any other Security Document in good faith reliance thereon.

                  (c) The Security Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its negligence or willful misconduct, the Security Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Security Agent and conforming to the requirements of this Agreement or any other Financing Document, as the case may be. Without limiting the generality of the foregoing, the Security Agent may conclusively rely on the information contained in any Request Letter delivered pursuant to Article V in the performance of its duties thereunder.

                  (d) The Security Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or the other Security Documents, at the request or direction of the Required Secured Parties or any other combination of Secured Parties pursuant to this Agreement or otherwise, unless the Security Agent shall have been provided adequate security and indemnity against the costs, expenses (including its customary fees) and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Security Agent.

                  Section 2.5 Limitations on Duties of Security Agent. (a) Unless and until an Event of Default shall have occurred and be continuing and the Security Agent shall have received notice thereof in accordance with paragraph (b) of this Section 2.5, the Security Agent shall not be obligated to take any action, or refrain from taking any action, under or in respect of this Agreement or any other Security Document except for the performance of such duties as are specifically required hereby or thereby and except as may be requested from time to time in writing by the Required Secured Parties or such other combination of Secured Parties as may be specified in any applicable provision of this Agreement or such other Security Document. If an Event of Default exists and if the Security Agent shall have received notice thereof in accordance with paragraph (b) of this Section 2.5, the Security Agent will exercise such rights, powers and remedies (whether vested by this Agreement or any other Security Document or by statute or by law or otherwise) for the protection and enforcement of the Security Agent's rights under and in respect of this Agreement and the other Security Documents as may be directed in writing pursuant to a Notice of Action.

                  (b) The Security Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Security Agent has received notice from any Secured Party, the Borrower or, prior to the Equity Funding Termination Date, Southern, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Security Agent receives such a notice, the Security Agent shall give notice thereof to the Secured Parties.

                  (c) In the event that the Security Agent shall have received incomplete or insufficient information to perform its duties hereunder or requires clarification of any matter, the Security Agent shall be entitled to request direction from, and to act, or refrain from acting, on the written direction of, the Required Secured Parties or such other combination of Secured Parties as may be specified in the applicable provision of this Agreement or the other Security Documents, and the Security Agent shall be fully protected in relying on such direction or in failing to act until the receipt of such information or clarification or direction.

                  (d) No provision of this Agreement or of any other Security Document shall be deemed to impose any duty or obligation on the Security Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Security Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Security Agent in such jurisdiction or impose a tax on the Security Agent by reason thereof.

                  Section 2.6 Resignation and Removal of the Security Agent.
(a) The Security Agent may at any time, by giving not less than 30 days prior written notice to the Borrower and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation and discharge to be effective upon the appointment of a successor Security Agent. As promptly as practicable after the giving of any such notice, the Majority Lenders shall appoint a successor Security Agent. The Majority Institutions or (prior to the repayment of the Bank Loans and L/C Reimbursement Obligations and termination of the Commitments of the Banks) the Majority Banks may, at any time upon giving at least 30 days' prior written notice thereof to the Borrower and the Security Agent, remove the Security Agent for cause (or without cause if the Security Agent shall no longer be the Administrative Agent or if all of the Bank Loans and L/C Reimbursement Obligations shall have been paid in full and the Commitments of the Banks terminated) and appoint a successor Security Agent, such removal to be effective upon the acceptance of such appointment by the successor Security Agent. The Security Agent who has resigned or been removed or replaced pursuant to this Section 2.6(a) shall be entitled to the fees, costs and expenses provided under Section 6.7 to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

                  (b) If at any time the Security Agent shall resign or be removed or otherwise become incapable of acting, the Majority Lenders shall appoint from among the Banks (or, if all of the Bank Loans and L/C Reimbursement Obligations shall have been paid in full and the Commitments of the Banks terminated, from any bank or trust company with an office in New York, New York having a combined capital, surplus and undivided profits of at least $100,000,000) a successor Security Agent for the Secured Parties, which successor Security Agent shall be reasonably acceptable to the Borrower (unless an Event of Default has occurred and is continuing). If no successor Security Agent shall have been appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the giving of such notice of resignation or removal, as the case may be, then the Security Agent may, on behalf of the Secured Parties (if such Security Agent is resigning), or a court of competent jurisdiction upon the petition of one or more Secured Parties shall, appoint a successor Security Agent, which shall be a Bank or any other bank or trust company with an office in New York, New York having a combined capital, surplus and undivided profits of at least $100,000,000 and which shall be reasonably acceptable to the Borrower (unless an Event of Default has occurred and is continuing). The powers, duties, authority and title of the predecessor Security Agent shall be terminated and canceled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor Security Agent in writing duly executed by the Majority Lenders and delivered to the predecessor Security Agent, the Secured Parties and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the other Security Documents shall vest in such successor Security Agent, without any further act, deed or conveyance, all the estates, properties, rights, powers, duties, authority and title of its predecessor Security Agent; but such predecessor shall, nevertheless, on the written request of the Majority Lenders or the successor Security Agent, execute and deliver an instrument transferring to such successor Security Agent all the estates, properties, rights, powers, duties, authority and title of such predecessor Security Agent hereunder and under the other Security Documents and shall deliver all Collateral held by it or its agents to such successor Security Agent. Should any deed, conveyance, amendment of a Financing Document or other instrument in writing from the Borrower be reasonably required or requested by any successor Security Agent or the Majority Lenders for more fully and certainly vesting in such successor Security Agent the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor Security Agent, then any and all such deeds, conveyances, amendments and other instruments shall, on request of such successor Security Agent or the Majority Lenders, be executed, acknowledged and delivered by the Borrower. If the Borrower shall not have executed and delivered any such deed, conveyance, amendments or other instrument within 10 days after it receives a written request from the successor Security Agent or Majority Lenders, as the case may be, to do so, or if an Event of Default is in existence, the predecessor Security Agent may execute the same on behalf of the Borrower. The Borrower hereby appoints any successor Security Agent as its agent and attorney-in-fact to act for it as provided in the preceding sentence.

                  Section 2.7 Treatment of Registered Holder, Payee or Indorsee by Security Agent. The Security Agent may treat the registered holder of any Registered Institutional Note or the payee or indorsee of any other promissory note or other instrument evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such Registered Institutional Note, other promissory note or other instrument shall be past due or not.

                  Section 2.8 Appointment of Separate or Co-Security Agent. (a) The Security Agent may, and, upon the request of the Majority Lenders, the Security Agent shall, by an instrument in writing delivered to the Borrower and to each of the Secured Parties, appoint a bank or trust company or an individual to act as separate security agent or co-security agent for any purpose deemed by the Security Agent or the Majority Lenders to be advantageous to their respective interests, such separate security agent or co-security agent to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment. The Borrower agrees to pay the reasonable fees, costs and expenses of any such separate security agent or co-security agent as provided in Section 6.7 and, if requested by the Security Agent, such separate security agent or co-security agent or the Majority Lenders, the Borrower will enter into an amendment to this Agreement, reasonably satisfactory in form and substance to the Security Agent, such separate security agent or co-security agent and the Majority Lenders, confirming the rights and duties of such separate security agent or co-security agent. No separate security agent or co-security agent hereunder shall be required to meet the terms of eligibility of a Security Agent under Section
2.10. The Security Agent may at any time accept the resignation of or remove any separate security agent or co-security agent.

                  (b) Any separate security agent or co-security agent hereunder shall, to the extent permitted by law, be appointed and act, and the Security Agent shall act, subject to the following provisions and conditions:

                      (i) all powers, duties, obligations and rights conferred upon the Security Agent in respect of the receipt, custody, investment and payment of monies and in respect of the receipt and custody of the other Collateral shall be exercised solely by the Security Agent;

                     (ii) all other rights, powers, duties and obligations conferred or imposed upon the Security Agent shall be conferred or imposed upon and exercised or performed by the Security Agent and such separate security agent or co-security agent jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Security Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate security agent or co-security agent;

                    (iii) no power hereby given to any such separate security agent or co-security agent shall be exercised hereunder by such separate security agent or co-security agent except jointly with, or with the consent of, the Security Agent; and

                     (iv) no security agent (including, subject to Section 2.3, the Security Agent) shall be liable for any act or failure to act on the part of any other security agent hereunder.

                  (c) The Majority Institutions or Majority Banks may, at any time upon giving at least 30 days' prior written notice thereof to the Borrower, the Security Agent and the separate security agent or co-security agent, remove such separate security agent or co-security agent for cause; provided that such separate security agent or co-security agent shall be entitled to the fees, costs and expenses provided under Section 6.7 to the extent incurred or arising, or relating to events occurring, before its removal.

                  Section 2.9 Successor Security Agent by Merger,
Consolidation, Etc. Any corporation into which the Security Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Security Agent is a party, if eligible as provided in Section 2.10, shall automatically succeed to all of the rights and obligations of the Security Agent hereunder and with respect to the Collateral and the Bond Transfer Accounts without further action on the part of any of the parties hereto.

                  Section 2.10 Eligibility of Security Agent. The Security
Agent shall always be a bank or trust company in good standing, organized under the laws of the United States of America or one of the States thereof or acting through a branch or agency located in the United States and having capital, surplus and undivided profits (as shown by its latest financial statement published to its shareholders) aggregating at least $100,000,000, if there be such a bank or trust company willing and able to accept such trust upon reasonable and customary terms. In case at any time the Security Agent shall cease to be eligible in accordance with the provisions of this Section 2.10, the Security Agent shall resign immediately in the manner and with the effect specified in Section 2.6.

                                   ARTICLE III
                           Establishment of Accounts;
                           Grant of Security Interests

                  Section 3.1 Establishment of Accounts. (a) The Security
Agent shall establish the following accounts in the name of the Borrower, which unless otherwise indicated herein, will be special, segregated and irrevocable cash collateral accounts and designated:

               (i)           the Institutional Loan Proceeds Account;

              (ii)           the Construction Account;

             (iii)           the Project Control Account;

              (iv)           the Accrued Interest Account;

               (v)           the Insurance and Property Tax Account;

              (vi)           the Repair and Maintenance Account;

             (vii)           the Debt Service Reserve Account;

            (viii)           the Additional Collateral Account;

              (ix)           the Special Payment Account;

               (x)           the Final Completion Escrow Account;

              (xi)           the Distributions Account;

             (xii) the Series 1994A Bond Transfer Account (such account shall not be a cash collateral account);

            (xiii) the Series 1994B Bond Transfer Account (such account shall not be a cash collateral account);

             (xiv) the Series 1995 Bond Transfer Account (such account shall not be a cash collateral account);

              (xv) the Series 1996A Bond Transfer Account (such account shall not be a cash collateral account); and

             (xvi) the Series 1997 Bond Transfer Account (such account shall not be a cash collateral account).

Within the Accrued Interest Account, the Security Agent shall establish a segregated and irrevocable cash collateral bank accrued interest subaccount (the "Bank Accrued Interest Subaccount") and a segregated and irrevocable cash collateral institutional accrued interest subaccount (the "Institutional Accrued Interest Subaccount"). Within the Special Payment Account, the Security Agent shall establish a segregated and irrevocable cash collateral restoration subaccount (the "Restoration Subaccount"), a segregated and irrevocable cash collateral non-restoration subaccount (the "Non-Restoration Subaccount"), a segregated and irrevocable cash collateral prepayment subaccount (the "Prepayment Subaccount"), a segregated and irrevocable cash collateral letter of credit subaccount (the "L/C Cash Collateral Subaccount"), and a segregated and irrevocable cash collateral delay damages subaccount (the "Delay Damages Subaccount").

                  (b) The Accounts shall be maintained by the Security Agent at one of its offices located in New York, New York until the termination of this Agreement. The Accounts (other than the Bond Transfer Accounts) and all cash, cash equivalents, instruments, investments and other securities on deposit therein shall, as provided in Section 3.2, constitute collateral security for the payment by the Borrower of the Secured Obligations and the performance by the Borrower of all of its covenants, agreements and obligations to the Secured Parties under the Senior Debt Agreements, and shall, subject to the provisions of this Agreement, be subject to the exclusive dominion and control of the Security Agent. The Security Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from the Accounts (which shall be in accordance with this Agreement), and the Borrower hereby appoints the Security Agent as its true and lawful attorney, with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of funds from any Account, which appointment is coupled with an interest and is irrevocable. The Borrower shall not have any rights or powers with respect to any amounts on deposit in the Accounts or any part thereof except (i) as provided in Section 4.9, (ii) the right to have such amounts applied in accordance with the provisions of this Agreement and (iii) the right to receive amounts from the Distributions Account in accordance with Section 5.8.

                  (c) The Security Agent agrees to accept all cash, cash equivalents, instruments, investments and other securities to be delivered to or held by the Security Agent pursuant to the terms of this Agreement and, from such cash, cash equivalents, instruments, investments and other securities, to make the releases and transfers contemplated by this Agreement as and when required in accordance with the terms hereof. The Security Agent shall hold and safeguard the Accounts (and the cash, cash equivalents, instruments, investments and other securities on deposit therein) during the term of this Agreement and shall treat the cash, cash equivalents, instruments, investments and other securities in the Accounts (other than the Bond Transfer Accounts) as pledged by the Borrower to the Security Agent as agent of, and for the ratable benefit of, the Secured Parties in accordance with the provisions hereof.

                  Section 3.2 (a) In order to secure the payment of the Secured Obligations and the performance and observance by the Borrower of all of its covenants, agreements and obligations to the Secured Parties under the Senior Debt Agreements, the Borrower hereby pledges and assigns to the Security Agent, and creates in favor of the Security Agent:

                        (i) for the ratable benefit of the Secured Parties as provided herein, a first lien on and security interest in and to all of the Borrower's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in, to and under this Agreement and in and to the Security Deposit Collateral (except as otherwise provided in clauses (ii) and (iii) of this Section 3.2), and all proceeds thereof and substitutions or replacements therefor;

                       (ii) for the ratable benefit of the Banks, a first lien on and security interest in and to all of the Borrower's right, title and interest, whether now existing or hereafter coming into existence, in and to the Bank Accrued Interest Subaccount and all cash, cash equivalents, instruments, investments and other securities on deposit therein; and

                      (iii) for the ratable benefit of the Institutions, a first lien on and security interest in and to all of the Borrower's right, title and interest, whether now existing or hereafter coming into existence, in and to the Institutional Accrued Interest Subaccount and all cash, cash equivalents, instruments, investments and other securities on deposit therein.

                  (b) The Borrower hereby confirms the pledges and assignments to the Security Agent effected by, and the security interests in favor of the Security Agent created by, this Agreement in and to the Security Deposit Collateral and all proceeds thereof and substitutions or replacements therefor.

                                   ARTICLE IV

                       Deposits into Accounts; Investment

                  Section 4.1 Construction Account. There shall be deposited into the Construction Account:

                  (a) on the date of any Bank Project Loan all or a portion of the proceeds of which are to be used to pay Project Costs (other than funding the Repair and Maintenance Account, the Debt Service Reserve Account, the Project Control Account or the Final Completion Escrow Account on the Completion Date), all or such portion, as the case may be, of the proceeds of such Bank Project Loan;

                  (b) on the date of any Equity Funding Loan all or a portion of the proceeds of which are to be used to pay Project Costs, all or such portion, as the case may be, of the proceeds of such Equity Funding Loan; and

                  (c) on the applicable Equity Contribution Date under the Southern Equity Contribution Agreement, the portion of the Increased IDC Contribution Proceeds not constituting the Increased IDC Prepayment Amount.

If, notwithstanding the foregoing, the Borrower shall receive any amounts specified in clauses (a) through (c) above (collectively, the "Construction Account Deposits"), it shall immediately deliver such amounts in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Security Agent) to the Security Agent, and the Security Agent shall deposit such amounts into the Construction Account. The Security Agent shall have the right to receive all Construction Account Deposits directly from the Persons owing the same. All such Construction Account Deposits received by or on behalf of the Security Agent shall be deposited into the Construction Account.

                  Section 4.2 Institutional Loan Proceeds Account. There shall be deposited into the Institutional Loan Proceeds Account, on the date of any Institutional Loan, all of the proceeds of such Institutional Loan. If, notwithstanding the foregoing, the Borrower shall receive any amounts specified in the preceding sentence ("Institutional Loan Proceeds Account Deposits"), it shall immediately deliver such amounts in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Security Agent) to the Security Agent, and the Security Agent shall deposit such amounts into the Institutional Loan Proceeds Account. The Security Agent shall have the right to receive all Institutional Loan Proceeds Account Deposits directly from the Persons owing the same. All such Institutional Loan Proceeds Account Deposits received by or on behalf of the Security Agent shall be deposited into the Institutional Loan Proceeds Account.

                  Section 4.3 Required Deposits on the Completion Date. On the Completion Date, there shall be deposited into the Debt Service Reserve Account, the Repair and Maintenance Account, the Project Control Account, the Final Completion Escrow Account and the Distributions Account the portion of the proceeds of the Bank Project Loans made on such date which is specified in the Extension of Credit Request given with respect thereto as being applied for such purpose. The Borrower hereby agrees that it shall request Bank Project Loans to be made on the Completion Date (to the extent of the then unutilized portion of the Total Bank Project Loan Commitments) in an aggregate principal amount such that, after giving effect to all Bank Project Loans made on the Completion Date, the amount on deposit in each of the Debt Service Reserve Account, the Repair and Maintenance Account, the Project Control Account, the Final Completion Escrow Account and the Distributions Account will be at least equal to the Required Completion Date Reserve Deposits applicable to such Account; and if the then unutilized portion of the Total Bank Project Loan Commitments is insufficient to permit the Required Completion Date Reserved Deposits to be made into each such Account in full, the proceeds of such Bank Project Loans shall be applied first, for deposit into the Final Completion Escrow Account, second, for deposit into the Project Control Account, third, for deposit into the Repair and Maintenance Account, fourth, for deposit into the Debt Service Reserve Account and fifth, for deposit into the Distributions Account.

                  Section 4.4 Project Control Account. There shall be deposited into the Project Control Account:

                  (a) all Project Revenues received by or on behalf of the Borrower, other than Greenhouse Prepayment Proceeds;

                  (b) all Business Interruption Insurance Proceeds; and

                  (c) the proceeds of all payments received by the Borrower pursuant to any Interest Rate Hedging Agreement (net of any payment in respect of Swap Obligations payable by the Borrower under such Interest Rate Hedging Agreement on such date);

If, notwithstanding the foregoing, the Borrower shall receive any amounts specified in clauses (a) through (c) above (collectively, the "Project Control Account Deposits"), it shall immediately deliver such amounts in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Security Agent) to the Security Agent, and the Security Agent shall deposit such proceeds into the Project Control Account. The Security Agent shall have the right to receive all Project Control Account Deposits directly from the Persons owing the same. All such Project Control Account Deposits received by or on behalf of the Security Agent shall be deposited into the Project Control Account.

                  Section 4.5 Special Payment Account. There shall be deposited into the Special Payment Account:

                  (a)  all Casualty Insurance Proceeds;

                  (b)  all Requisition Proceeds;

                  (c)  all Buy-Down Amount Proceeds;

                  (d)  all Delay Damages Proceeds;

                  (e) the portion of the Increased IDC Contribution Proceeds constituting the Increased IDC Prepayment Amount;

                  (f)  all Greenhouse Prepayment Proceeds;

                  (g)  all L/C Cash Collateral Proceeds;

                  (h) all Equity Contribution Proceeds (other than the Increased IDC Contribution Proceeds); and

                  (i)  all Virginia Power Purchase Proceeds.

Of the amounts specified in clauses (a) through (i) above (collectively, the "Special Payment Account Deposits"), (i) all Casualty Insurance Proceeds received in connection with a Damage Event, and all Requisition Proceeds received following a Damage Event which is not a Non-Restoration Event, shall be deposited in the Restoration Subaccount, (ii) all Requisition Proceeds received in connection with a Damage Event which is a Non-Restoration Event shall be deposited in the Non-Restoration Subaccount, (iii) all L/C Cash Collateral Proceeds shall be deposited in the L/C Cash Collateral Subaccount, (iv) all Delay Damages Proceeds shall be deposited into the Delay Damages Subaccount, and
(v) all other Special Payment Account Deposits shall be deposited in the Prepayment Subaccount. If, notwithstanding the foregoing, the Borrower shall receive any amounts in respect of Special Payment Account Deposits, it shall immediately deliver such amounts in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Security Agent) to the Security Agent, and the Security Agent shall deposit such amounts into the Restoration Subaccount, the Non-Restoration Subaccount, the L/C Cash Collateral Subaccount, the Prepayment Subaccount or the Delay Damages Subaccount, as the case may be, of the Special Payment Account. The Security Agent shall have the right to receive all Special Payment Account Deposits directly from the Persons owing the same. All such Special Payment Account Deposits received by or on behalf of the Security Agent shall be deposited into the Restoration Subaccount, the Non-Restoration Subaccount, the L/C Cash Collateral Subaccount, the Delay Damages Subaccount or the Prepayment Subaccount, as the case may be, of the Special Payment Account.

                  Section 4.6 Deleted.

                  Section 4.7 Bond Transfer Accounts. With respect to each Series of Bonds, there shall be deposited into the relevant Bond Transfer Account all amounts received by the Security Agent from the relevant Bond Trustee pursuant to a Bond Construction Fund Requisition relating to such series. With respect to each Monthly Construction Disbursement Date on which transfers are to be made, pursuant to Section 5.2 hereof from any Construction Fund corresponding to any series of Bonds, the Borrower agrees to provide, at least 10 Business Days prior thereto, to the Administrative Agent and the Security Agent a copy of each Bond Construction Fund Requisition relating to such series. No such amount shall be so accepted for deposit except on a Monthly Construction Disbursement Date on which the Security Agent will make transfers from the Construction Account pursuant to Section 5.2 hereof.

                  Section 4.8 Deposit Irrevocable. Any deposit made into the Accounts hereunder (except through clerical or other manifest error) shall be irrevocable and all cash, cash equivalents, instruments, investments and other securities on deposit in the Accounts (other than the Bond Transfer Accounts) shall be held in pledge by the Security Agent and applied solely as provided herein.

                  Section 4.9 Statement of Amounts Held in Accounts. No later than 15 days after each Quarterly Calculation Date, the Security Agent will provide to the Borrower and, at the request of any Secured Party, to such Secured Party, a statement of the amounts held in each of the Accounts.

                  Section 4.10 Investment. (a) Cash on deposit in the Accounts (other than the Bond Transfer Accounts and the Construction Account) shall be invested and reinvested in Permitted Investments by the Security Agent, who shall make such Permitted Investments (i) except during a Default Period, at the written direction of the Borrower, and (ii) during a Default Period, in Permitted Investments selected by the Security Agent or, if specific investment instructions are given to the Security Agent by the Required Secured Parties, in accordance with such instructions. The Security Agent shall not have any liability to the Borrower or any Secured Party resulting from any losses on investments made by it in Permitted Investments in accordance with this Section 4.10(a) or if the earnings realized on any investment in Permitted Investments are less than otherwise could have been achieved had other Permitted Investments been selected. The Security Agent shall sell or liquidate all or any part of the Permitted Investments held in any Account at any time it determines, in its sole judgment, that the proceeds thereof are required to make a release from any Account or any transfer between Accounts pursuant to Article V, and the Security Agent shall not be liable to any Person for any loss suffered because of such sale or liquidation.

                  (b) All investments in Permitted Investments made by the Security Agent, and the net proceeds of the sale, liquidation or payment thereof, and all interest on, or other earnings realized with respect to, any investment in any Account, shall be held in the same Account and for the same purposes as the cash used to purchase such Permitted Investments.

                                    ARTICLE V

                             Transfers From Accounts

                  Section 5.1 Institutional Loan Proceeds Account. (a) Except during a Default Period, on any Monthly Construction Disbursement Date on which Institutional Loans are borrowed under the Project Loan Agreement and deposited into the Institutional Loan Proceeds Account, if the Extension of Credit Request received by the Security Agent with respect to such borrowing specifies that all or a portion of the proceeds of such Institutional Loans are to be applied to pay Project Costs, or prepay Bank Loans and/or Equity Funding Loans, the Security Agent shall, on such Monthly Construction Disbursement Date, subject to the satisfaction of the conditions set forth in Section 9.2 of the Project Loan Agreement, transfer from the Institutional Loan Proceeds Account to the Construction Account, the amount specified in such Extension of Credit Request to be applied to the payment of Project Costs or the prepayment of Bank Loans and/or Equity Funding Loans, as the case may be. Any portion of Institutional Loans deposited into the Institutional Loan Proceeds Account on a Monthly Construction Disbursement Date which is not transferred from the Institutional Loan Proceeds Account on such date in accordance with this paragraph (a) shall be retained in the Institutional Loan Proceeds Account pending further application in accordance with paragraph (b) or (c) below or, during a Default Period, Section 5.15.

                  (b) Except during a Default Period, on any Monthly Construction Disbursement Date, if the Security Agent receives from the Borrower a Disbursement Request at least 10 Business Days prior thereto specifying that all or a portion of the funds on deposit in the Institutional Loan Proceeds Account are to be applied to pay Project Costs, or to prepay Bank Loans and/or Equity Funding Loans, the Security Agent shall, on such Monthly Construction Disbursement Date, subject to the satisfaction of the conditions set forth in
Section 9.2 (other than paragraphs (e) and (i) through (k)) of the Project Loan Agreement (regardless of whether a Loan was made on such date), transfer from the funds then on deposit in the Institutional Loan Proceeds Account to the Construction Account, the amount specified in such Disbursement Request.

                  (c) Except during a Default Period, on the Completion Date, after the transfer from the Institutional Loan Proceeds Account of the amounts specified in paragraphs (a) and (b) above on such date, if any, the Security Agent shall transfer the remainder of the funds on deposit in the Institutional Loan Proceeds Account to the Debt Service Reserve Account.

                  Section 5.2 Construction Account; Bond Transfer Accounts. (a) Except during a Default Period, (i) on each Borrowing Date under the Project Loan Agreement, upon the deposit into the Construction Account of the proceeds of the Bank Project Loans requested to be made on such date, (ii) on each Monthly Construction Disbursement Date, upon the deposit into the Construction Account of amounts on deposit in the Institutional Loan Proceeds Account pursuant to Section 5.1 and (iii) on each Equity Funding Loan Borrowing Date under the Equity Funding Loan Agreement, upon the deposit into the Construction Account of the proceeds of the Equity Funding Loans requested to be made on such date, the Security Agent shall make the following transfers from the Construction Account:

                   (A) the portion of the proceeds of the Bank Project
         Loans or Institutional Loans, Institutional Loan Proceeds Account Deposits and Equity Funding Loans which is specified in the Extension of Credit Request, Disbursement Request or Equity Funding Loan Borrowing Certificate, as the case may be, given with respect thereto as being for the purpose of paying Project Costs (including without limitation interest and fees on the Loans, Bonds or Equity Funding Loans or Swap Obligations then due and payable, but excluding the Contingent Distribution), shall be transferred to the Persons specified in such Extension of Credit Request, Disbursement Request or Equity Funding Loan Borrowing Certificate, as the case may be, in the respective amounts specified therein to be the amount of Project Costs then due and payable to each such Person;

                  (B) the portion of the proceeds of the Equity Funding Loans made prior to the Completion Date, or the Institutional Loan Proceeds Account Deposits, which is specified in the Equity Funding Loan Borrowing Certificate, Extension of Credit Request or Disbursement Request, as the case may be, given with respect thereto as being for the purpose of prepaying Bank Loans, shall be transferred to the Administrative Agent for application in accordance with Section 7.4 of the Project Loan Agreement; and

                  (C) the portion of the proceeds of the Bank Project Loans made on the Completion Date, or the Institutional Loan Proceeds Account Deposit, which is specified in the Extension of Credit Request or Disbursement Request, as the case may be, given with respect thereto as being for the purpose of prepaying or repaying Equity Funding Loans shall be transferred to the Equity Funding Loan Agent for application in accordance with the Equity Funding Loan Agreement.

Any portion of the proceeds of Bank Project Loans or Equity Funding Loans deposited in the Construction Account on a Borrowing Date or an Equity Funding Loan Borrowing Date, as the case may be, which is not transferred from the Construction Account on such date (the "Excess Construction Account Deposits") in accordance with clause (A), (B) or (C) above, shall be retained in the Construction Account pending further application in accordance with paragraph
(b) or (c) below or, during a Default Period, Section 5.15.

                  (b) Except during a Default Period, on any Monthly Construction Disbursement Date, if the Security Agent receives from the Borrower a Disbursement Request at least 10 Business Days prior thereto specifying that all or a portion of the Excess Construction Account Deposits are required to pay Project Costs, the Security Agent shall, on such Monthly Construction Disbursement Date, subject to the satisfaction of the conditions set forth in
Section 9.2 (other than paragraphs (e) and (i) through (k)) of the Project Loan Agreement (regardless of whether a Loan was made on such date), transfer from the Excess Construction Account Deposits then on deposit in the Construction Account to the Persons specified in such Disbursement Request, the amount specified in such Disbursement Request to be the amount of Project Costs then due and payable to such Persons.

                  (c) Except during a Default Period, on the Equity Contribution Date on which the Contingent Increased IDC Contribution, if any, shall be made by Southern under the Southern Equity Contribution Agreement or on any Monthly Construction Disbursement Date occurring thereafter, if the Security Agent receives from the Borrower a Disbursement Request at least 10 Business Days prior thereto specifying that all or a portion of the Increased IDC Contribution Proceeds not constituting the Increased IDC Prepayment Amount which are deposited into the Construction Account are required to pay Project Costs, the Security Agent shall, on such Equity Contribution Date or such Monthly Construction Disbursement Date, as the case may be, subject to the satisfaction of the conditions set forth in Section 9.2 (other than paragraphs (e) and (i) through (k)) of the Project Loan Agreement (regardless of whether a Loan was made on such date), transfer such Increased IDC Contribution Proceeds then on deposit in the Construction Account to the Persons specified in such Disbursement Request, the amount specified in such Disbursement Request to be the amount of Project Costs then due and payable to such Persons.

                  (d) Except during a Default Period, on the Completion Date, after the transfer from the Construction Account of the amounts specified in paragraphs (a), (b) and (c) above on such date, the Security Agent shall transfer the remainder of the funds on deposit in the Construction Account to the Debt Service Reserve Account.

                  (e) (i) Except during a Default Period, on any Monthly Construction Disbursement Date, if the Security Agent received from the Borrower any Bond Construction Fund Requisition at least 10 Business Days prior thereto, the Security Agent shall, on such Monthly Construction Disbursement Date, transfer out of funds on deposit in the relevant Bond Transfer Account to the Persons specified in such Bond Construction Fund Requisition, the amounts specified therein to pay the Project Costs specified therein.

                  (ii) No Bond Transfer Account shall contain any overnight balance, and any surplus funds remaining in any Bond Transfer Account at the end of any Business Day shall be transferred by the Security Agent to the relevant Bond Trustee for deposit into the relevant Construction Fund.

                  Section 5.3 Project Control Account. (a) Except during a Default Period, on each Disbursement Date after the Commercial Operations Date, the Security Agent shall transfer from the Project Control Account the following amounts in the following order of priority:

                  first, if such Disbursement Date is a Monthly Operating Disbursement Date, to the Security Agent and the Administrative Agent for any unpaid fees, costs and expenses then due and payable to it as Security Agent;

                  second, if such Disbursement Date is a Monthly Operating Disbursement Date, to the Borrower for the payment of the Cash Operating Costs due and payable during such calendar month (excluding the Basic Monthly O&M Fee, the Annual O&M Bonus, Major Maintenance Expenses, amounts to be deposited in the Repair and Maintenance Account and insurance premiums and property taxes to the extent paid with the proceeds of any amounts on deposit in the Insurance and Property Tax Reserve Account), the amount specified in the Request Letter delivered with respect to such Monthly Operating Disbursement Date in accordance with Section 5.13; provided that if the amount of Cash Operating Costs for such calendar month exceeds the amount of budgeted Cash Operating Costs for such calendar month specified in the relevant Operating Budget by more than 10%, in each case exclusive of Major Maintenance Expenses, amounts to be deposited in the Repair and Maintenance Account, the cost (including transportation cost) of Coal, limestone and ammonia and ash disposal costs, such excess Cash Operating Costs shall be disbursed to the Borrower pursuant to this clause only with the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld;

                  third, if such Disbursement Date is a Monthly Operating Disbursement Date, into the Insurance and Property Tax Reserve Account, an amount equal to 1/12th of any insurance premiums and property taxes payable on or within twelve months following such Monthly Operating Disbursement Date, together with the amount of all deficiencies, if any, with respect to deposits required during all prior months with respect to insurance premiums and property taxes;

                  fourth, if such Disbursement Date is a Monthly Operating Disbursement Date, (a) into the Bank Accrued Interest Subaccount, the Bank Accrued Interest Amount calculated as of such date and (b) into the Institutional Accrued Interest Subaccount, the Institutional Accrued Interest Amount calculated as of such date;

                  fifth, if such Disbursement Date is a Scheduled Senior Debt Service Payment Date, ratably, (i) if interest is due and payable on any Bank Loan on such date under the Project Loan Agreement, to the Administrative Agent, an amount equal to the sum of (x) the excess of
         (A) the accrued interest on such Bank Loan then due and payable over
         (B) any amounts transferred from the Bank Accrued Interest Subaccount to the Administrative Agent pursuant to Section 5.10(a) on such Scheduled Senior Debt Service Payment Date in respect of such Bank Loan and (y) any letter of credit fee then due and payable pursuant to
         Section 7.1(d) of the Project Loan Agreement, (ii) if interest is due and payable on any Institutional Note on such date under the Project Loan Agreement, to the holder of such Institutional Note, an amount equal to the excess of (x) the accrued interest on such Institutional Note then due and payable over (y) any amounts transferred from the Institutional Accrued Interest Subaccount to such holder pursuant to
         Section 5.10(b) on such Scheduled Senior Debt Service Payment Date in respect of such Institutional Note, (iii) if interest is due and payable on any Bonds on such date under the relevant Bond Indenture,
         (x) to the Issuing Bank, an amount equal to the accrued interest on the Bonds which was paid on such date through a drawing on a Bond Letter of Credit, and (y) to the Bond Trustee party to such Bond Indenture, an amount equal to the accrued interest on the Bonds then due and payable which was not paid on such date through a drawing on a Bond Letter of Credit, and (iv) into the Bank Accrued Interest Subaccount, the Bank Accrued Interest Amount calculated as of such date and into the Institutional Accrued Interest Subaccount, the Institutional Accrued Interest Amount calculated as of such date;

                  sixth, if such Disbursement Date is a Scheduled Senior Debt Service Payment Date, ratably, (i) to the Administrative Agent, an amount equal to the installment of principal, if any, of the Bank Loans payable on such date pursuant to Sections 3.4 and 10.31 of the Project Loan Agreement, (ii) to each holder of an Institutional Note, an amount equal to the installment of principal, if any, of such Institutional Note payable on such date pursuant to Section 4.4 of the Project Loan Agreement, (iii) to the Bond Trustee, an amount equal to the installment of principal, if any, of any Bonds payable on such date pursuant to the relevant Bond Indenture which was not paid on such date through a drawing on a Bond Letter of Credit, (iv) to the Issuing Bank, an amount equal to the installment of principal, if any, of any Bonds payable on such date pursuant to the relevant Bond Indenture which was paid on such date through a drawing on a Bond Letter of Credit, the Bond Reimbursement Obligation with respect to which was not financed with Bank L/C Loans or Bank Equity Loans, and (v) to each Secured Counterparty, the amount of the Swap Obligations specified in clause
         (a) of the definition thereof payable on such date under each Interest Rate Hedging Agreement to which such Secured Counterparty is a party;

                  seventh, if such Disbursement Date is a Scheduled Senior Debt Service Payment Date, ratably, (i) to the Administrative Agent, an amount equal to the fees, funding indemnities and other amounts, if any, then due and payable to the Banks and the Issuing

         Bank under the Project Loan Agreement (other than those payable pursuant to clause fifth above), (ii) to each Institution, an amount equal to the fees and other amounts, if any, then due and payable to such Institution under the Project Loan Agreement, (iii) with respect to each issuance of Bonds, to the Bond Trustee in respect thereof, an amount equal to the fees and other amounts, if any, then due and payable to such Bond Trustee and the holders of such Bonds under the relevant Bond Indenture, and (iv) to each Secured Counterparty, the amount of the Swap Obligations specified in clause (b) of the definition thereof payable on such date under each Interest Rate Hedging Agreement to which such Secured Counterparty is a party;

                  eighth, if such Disbursement Date is a Quarterly Distribution Date, into the Repair and Maintenance Account, the sum of (x) an amount sufficient to cause the amounts on deposit in the Repair and Maintenance Account to be equal to the Required Repair and Maintenance Reserve Amount for such date plus (y) if requested by the Borrower in a Request Letter delivered with respect to such Quarterly Distribution Date, an amount, not to exceed 10% (when aggregated with other amounts deposited into the Repair and Maintenance Reserve in such calendar year pursuant to this clause (y)) of the Required Repair and Maintenance Reserve Amount in such calendar year, necessary for the payment of Major Maintenance Expenses during such calendar year in accordance with
         Section 5.4;

                  ninth, if such Disbursement Date is a Quarterly Distribution Date, to the Facility Operator, an amount sufficient to pay the Basic Monthly O&M Fee and/or the Annual O&M Bonus then due and payable under the Operating and Maintenance Agreement, together with any unpaid amounts of the Basic Monthly O&M Fee and the Annual O&M Bonus (excluding interest thereon) which was payable to the Facility Operator on a prior Quarterly Distribution Date;

                  tenth, if such Disbursement Date is a Quarterly Distribution Date, into the Debt Service Reserve Account, an amount equal to the lesser of (i) the amount which will cause the sum of (x) the amount of cash and Permitted Investments on deposit in the Debt Service Reserve Account and (y) the aggregate amount then available to be drawn under Debt Service Letters of Credit, if any, to be equal to the Required Debt Service Reserve Amount as of such date and (ii) the Maximum Debt Service Reserve Deposit Amount; provided that the Borrower may, on any Quarterly Distribution Date, establish one or more Debt Service Letters of Credit or increase the amount then available to be drawn under existing Debt Service Letters of Credit, and the amount of funds required to be deposited into the Debt Service Reserve Account pursuant to this clause tenth on such Quarterly Distribution Date shall be reduced by the aggregate stated amount of such newly established Debt Service Letters of Credit or the aggregate amount of such increase in the amount then available to be drawn under any existing Debt Service Letters of Credit, as the case may be;

                  eleventh, if such Disbursement Date is both a Quarterly Distribution Date and a Cash Trap Date, into the Additional Collateral Account, an amount equal to the amount by which the remainder of funds on deposit in the Project Control Account on such date (excluding an amount equal to the Post-Quarterly Calculation Date Deposits) exceeds the Required Project Control Reserve Amount;

                  twelfth, if such Disbursement Date is a Quarterly Distribution Date, to the Facility Operator, an amount equal to any interest payable to the Facility Operator pursuant to Section 6.7 of the Operating and Maintenance Agreement following the non-payment or partial payment of the Basic Monthly O&M Fee and/or the Annual O&M Bonus on a prior Quarterly Distribution Date; and

                  thirteenth, if such Disbursement Date is a Quarterly Distribution Date occurring on or after the Initial Repayment Date and is not a Cash Trap Date, into the Distributions Account, an amount equal to the amount by which the remainder of funds on deposit in the Project Control Account on such date (excluding an amount equal to the Post-Quarterly Calculation Date Deposits) exceeds the Required Project Control Reserve Amount;

provided that (i) if such Disbursement Date is a Special Senior Debt Prepayment Date, all transfers required to be made pursuant to Section 5.3(c) shall be made immediately after the transfers required by clause third and prior to the making of the transfers required by clause fourth and fifth of this Section 5.3(a) on such date, and (ii) if such Disbursement Date is an L/C Reimbursement Date, all transfers required to be made pursuant to Section 5.3(d) shall be made ratably with the transfers required by clause sixth of this Section 5.3(a) on such date. Any amount not transferred to another Account on any Disbursement Date shall be retained in the Project Control Account pending further application pursuant to this Agreement.

                  (b) Except during a Default Period, on any Special Senior Debt Prepayment Date on which there shall be insufficient funds in the Prepayment Subaccount of the Special Payment Account and in the Additional Collateral Account and Debt Service Reserve Account to make all of the transfers required by Section 5.7(c) in connection with a mandatory prepayment of Bank Loans and/or Institutional Loans pursuant to Section 7.3 of the Project Loan Agreement, the Security Agent shall, on such Special Senior Debt Prepayment Date, transfer from the Project Control Account to the Persons specified in Section 5.7(c), after making the transfers required to be made pursuant to clause third of Section 5.3(a), an amount equal to the amounts then due and payable to such Persons pursuant to said Section 5.7(c) (after giving effect to the transfers by the Security Agent from the Prepayment Subaccount, the Additional Collateral Account and the Debt Service Reserve Account of all funds on deposit therein in accordance with Sections 5.7(c), 5.5(c) and 5.6(b), respectively).

                  (c) Except during a Default Period, on any L/C
Reimbursement Date on which there shall be insufficient funds in the L/C Cash Collateral Subaccount of the Special Payment Account and in the Additional Collateral Account and Debt Service Reserve Account to make all of the transfers required by Section 5.7(d), the Security Agent shall, on such L/C Reimbursement Date, transfer from the Project Control Account to the Persons specified in
Section 5.7(d), ratably with the transfers required by clause sixth of Section 5.3(a), an amount equal to the amounts then due and payable to such Persons pursuant to said Section 5.7(d) (after giving effect to the transfers by the Security Agent from the L/C Cash Collateral Subaccount, the Additional Collateral Account and the Debt Service Reserve Account of all funds on deposit therein in accordance with Sections 5.7(d), 5.5(c) and 5.6(b), respectively).

         Section 5.4 Repair and Maintenance Account. Except during a Default Period, on any Monthly Operating Disbursement Date on which a transfer from the Repair and Maintenance Account is requested by the Borrower, upon receipt of a Request Letter specifying the amount requested to be transferred from the Repair and Maintenance Account and the items for which such amount is to be paid, and certifying that the payments to be made with such amount constitute payments of Major Maintenance Expenses, the Security Agent shall transfer from the Repair and

Maintenance Account to the Persons specified in such Request Letter the amount of Major Maintenance Expenses specified in such Request Letter to be then due and payable; provided that the Security Agent shall have received written confirmation from the Independent Engineer that, in its reasonable judgment, such payments to be made constitute payments of Major Maintenance Expenses.

                  Section 5.5 Additional Collateral Account.

                  (a) Scheduled Senior Debt Service Payment Date. Except during a Default Period, on any Scheduled Senior Debt Service Payment Date on which there shall be insufficient funds in the Project Control Account and the Delay Damages Subaccount of the Special Payment Account to make all of the transfers required pursuant to clauses fifth through seventh of Section 5.3(a), the Security Agent shall, on such Scheduled Senior Debt Service Payment Date, transfer from the Additional Collateral Account to the Persons or into the Accounts, as the case may be, specified in such clauses fifth through seventh of
Section 5.3(a), in the order of priority set forth therein, the amounts then due and payable to such Persons or into such Accounts pursuant to such clauses (after giving effect to transfers by the Security Agent from the Project Control Account and the Delay Damages Subaccount of the Special Payment Account on such Scheduled Senior Debt Service Payment Date of all funds on deposit therein in accordance with Sections 5.3(a) and 5.7(e)).

                  (b) Optional Loan Prepayments. Except during a Default Period, on any Special Senior Debt Prepayment Date on which, after the Completion Date, the Borrower shall elect to make an optional prepayment of the Bank Loans and/or Institutional Loans in accordance with Section 7.4 of the Project Loan Agreement, the Security Agent shall, upon receipt of a Request Letter from the Borrower, transfer from the Additional Collateral Account, ratably, (i) to the Administrative Agent, the aggregate amount of principal of and interest on the Bank Loans payable to the Banks pursuant to Section 7.4 of the Project Loan Agreement on such date, together with all fees, funding indemnities and other amounts payable to the Administrative Agent and the Banks under Section 7.4 of the Project Loan Agreement in connection with such prepayment, and (ii) to each holder of an Institutional Note, the aggregate amount of principal of and interest on such Institutional Note payable pursuant to Section 7.4 of the Project Loan Agreement on such date to such holder, together with all fees, any Make-Whole Premium, Modified Make-Whole Premium and other amounts payable to such holder under Section 7.4 of the Project Loan Agreement in connection with such prepayment.

                  (c) Mandatory Loan Prepayments; L/C Reimbursements. Except during a Default Period, on each Special Senior Debt Prepayment Date with respect to a mandatory prepayment of Bank Loans and/or Institutional Loans pursuant to Section 7.3 of the Project Loan Agreement, and on each L/C Reimbursement Date, on which there shall be insufficient funds in the Prepayment Subaccount or the L/C Cash Collateral Subaccount, as the case may be, of the Special Payment Account to make all of the transfers required pursuant to
Section 5.7(c) or 5.7(d), as the case may be, the Security Agent shall, on such date, transfer from the Additional Collateral Account to the Persons specified in Section 5.7(c) or 5.7(d), as the case may be, the amounts then due and payable to such Persons pursuant thereto (after giving effect to transfers by the Security Agent from the Prepayment Subaccount or the L/C Cash Collateral Subaccount, as the case may be, on such date of all funds on deposit therein in accordance with Sections 5.7(c) or 5.7(d), as the case may be).

                  (d) Cash Release Date. Except during a Default Period, on any Quarterly Distribution Date which is a Cash Release Date, the Security Agent shall, on such date, transfer from the Additional Collateral Account to the Distributions Account all funds, if any, on deposit in the Additional Collateral Account (after giving effect to any transfers by the Security Agent from the Additional Collateral Account pursuant to paragraphs (a), (b) and (c) of this
Section 5.5 on such date).

                  Section 5.6  Debt Service Reserve Account.

                  (a) Scheduled Senior Debt Service Payment Date. Except during a Default Period, on any Scheduled Senior Debt Service Payment Date on which there shall be insufficient funds in the Project Control Account, the Delay Damages Subaccount and the Additional Collateral Account to make all of the transfers required pursuant to clauses fifth through seventh of Section 5.3(a), the Security Agent shall, on such Scheduled Senior Debt Service Payment Date, transfer from the Debt Service Reserve Account to the Persons or into the Accounts, as the case may be, specified in such clauses fifth through seventh of
Section 5.3(a), in the order of priority set forth therein, the amounts then due and payable to such Persons and into such Accounts pursuant to such clauses (after giving effect to transfers by the Security Agent from the Project Control Account, the Delay Damages Subaccount and the Additional Collateral Account on such Scheduled Senior Debt Service Payment Date of all funds on deposit therein in accordance with Sections 5.3(a), 5.7(e) and 5.5(a), respectively).

                  (b) Mandatory Loan Prepayments; L/C Reimbursements. Except during a Default Period, on each Special Senior Debt Prepayment Date with respect to a mandatory prepayment of Bank Loans and/or Institutional Loans pursuant to Section 7.3 of the Project Loan Agreement, and on each L/C Reimbursement Date, on which there shall be insufficient funds in the Prepayment Subaccount or the L/C Cash Collateral Subaccount, as the case may be, of the Special Payment Account and in the Additional Collateral Account to make all of the transfers required pursuant to Section 5.7(c) or 5.7(d), as the case may be, the Security Agent shall, on such date, transfer from the Debt Service Reserve Account to the Persons specified in Section 5.7(c) or 5.7(d), as the case may be, the amounts then due and payable to such Persons pursuant thereto (after giving effect to transfers by the Security Agent from the Prepayment Subaccount or the L/C Cash Collateral Subaccount, as the case may be, and from the Additional Collateral Account on such date of all funds on deposit therein in accordance with Sections 5.7(c) or 5.7(d), as the case may be, and Section 5.5(c)).

                  (c) Excess Reserve Deposits. Except during a Default Period, on any Quarterly Distribution Date on which the funds on deposit in the Debt Service Reserve Account (after giving effect to transfers by the Security Agent from the Debt Service Reserve Account, if any, on such date pursuant to this
Section 5.6) exceed the Required Debt Service Reserve Amount as of such date, the Security Agent shall, on such date, transfer from the Debt Service Reserve Account to the Project Control Account an amount equal to such excess.

 .                 Section 5.7  Special Payment Account.

                  (a) Restoration Subaccount. Except during a Default Period, if the Security Agent shall receive a Request Letter requesting payment for Restorations with respect to a Damage Event which is not a Non-Restoration Event (provided that no more than one Request Letter may be delivered pursuant to this Section 5.7(a) in any calendar month), the Security Agent shall transfer from the Restoration Subaccount of the Special Payment Account to or as directed by the

Borrower, the amount certified in such Request Letter to be then due and payable in respect of such Restorations. Each Request Letter delivered pursuant to this
Section 5.7(a) regarding Restorations with respect to a Damage Event shall be accompanied by (i) a certificate of a Responsible Officer of the Borrower (A) describing in reasonable detail the work done and materials purchased with respect to such Restorations, (B) stating the amount requested to be transferred to or upon the order of the Borrower for such Restorations, that such amount is requested to reimburse the Borrower for, or to pay, the cost of such Restorations and that such amount, together with amounts remaining in the Restoration Subaccount for such purpose, are sufficient to pay in full the cost of such Restorations, (C) stating that no mechanic's or materialmen's liens have been filed and remain undischarged, except those to be discharged with the amount then requested to be transferred from the Restoration Subaccount and those which have been insured over by the Title Company without indemnification by the Borrower, and (D) stating that no Event of Default has occurred and is continuing, and (ii) if the aggregate amount to be paid for Restorations with respect to such Damage Event exceeds $1,000,000, a certificate of the Independent Engineer stating that (A) the amount requested by the Borrower in such Request Letter is being used to reimburse the Borrower for, or to pay, the cost of Restorations and (B) the amount requested in the Request Letter, together with amounts on deposit in the Restorations Subaccount which are available for such purpose, are sufficient to pay in full the costs of such Restorations. With respect to each Damage Event which is not a Non-Restoration Event, promptly following the completion of Restorations with respect to such Damage Event (and the receipt by the Security Agent of a certificate from a Responsible Officer of the Borrower and the Independent Engineer to such effect), except during a Default Period, the Security Agent shall promptly transfer all remaining funds on deposit in the Restoration Subaccount with respect to such Damage Event to the Project Control Account.

                  (b) Non-Restoration Subaccount. Except during a Default Period, on any Business Day on which the Security Agent shall deposit Requisition Proceeds into the Non-Restoration Subaccount of the Special Payment Account, (i) if the amount of such Requisition Proceeds, together with the aggregate amount of Requisition Proceeds previously deposited into the Non-Restoration Subaccount (whether or not such amounts remain on deposit therein), is less than $2,000,000, the Security Agent shall transfer such Requisition Proceeds from the Non-Restoration Subaccount to the Project Control Account, or (ii) if the amount of such Requisition Proceeds, together with the aggregate amount of such previously deposited Requisition Proceeds, is $2,000,000 or more, the Security Agent shall transfer such Requisition Proceeds from the Non-Restoration Subaccount to the Prepayment Subaccount, for application to the prepayment of Bank Loans and/or Institutional Loans pursuant to Section 7.3(g) of the Project Loan Agreement.

                  (c) Mandatory Loan Prepayments. Except during a Default Period, on any Special Senior Debt Prepayment Date on which all or a portion of the Loans are required to be prepaid pursuant to Section 7.3 of the Project Loan Agreement or all or a portion of the Bonds are required to be prepaid pursuant to the Bond Indenture pursuant to which such Bonds were issued, the Security Agent shall transfer from the Prepayment Subaccount of the Special Payment Account the following amounts in the following order of priority:

                  first, ratably, (i) to the Administrative Agent, the aggregate amount of principal of and interest on the Bank Loans payable to the Banks pursuant to the relevant paragraph of Section 7.3 of the Project Loan Agreement, (ii) to each holder of an Institutional Note, the aggregate amount of principal of and interest on such Institutional Note payable pursuant to the relevant paragraph of Section 7.3 of the Project Loan Agreement, (iii) to each Bond Trustee, the aggregate amount of principal of and interest, if any, on the Bonds issued pursuant to the Bond Indenture to which such Bond Trustee is a party which is payable pursuant to such Bond Indenture on such Special Senior Debt Prepayment Date and which was not paid through a drawing on a Bond Letter of Credit, (iv) to the Issuing Bank, the aggregate amount of principal of and interest, if any, on any Bonds prepaid on such Special Senior Debt Prepayment Date through a drawing on a Bond Letter of Credit (but only to the extent not paid to the Issuing Bank on such date pursuant to Section 5.7(d) in satisfaction of the related Bond Reimbursement Obligations) and (v) to each Secured Counterparty, an amount equal to the Swap Termination Obligations (other than those in respect of the Swap Obligations specified in clause (b) of the definition thereof), if any, payable to such Secured Counterparty under each Interest Rate Hedging Agreement to which such Secured Counterparty is a party; and

                  second, ratably, (i) to the Administrative Agent, all fees, funding indemnities and other amounts payable to the Administrative Agent and the Banks pursuant to the relevant paragraph of Section 7.3 of the Project Loan Agreement in connection with such prepayment, (ii) to each Institution, all fees, Make-Whole Premiums, Modified Make-Whole Premiums and other amounts payable to such Institution pursuant to the relevant paragraph of Section 7.3 of the Project Loan Agreement in connection with such prepayment, (iii) to each Bond Trustee, any fees or other amounts payable to such Bond Trustee pursuant to the relevant Bond Indenture in connection with such prepayment, and (iv) to each Secured Counterparty, an amount equal to the Swap Termination Obligations (other than those payable pursuant to clause first above) payable to such Secured Counterparty under each Interest Rate Hedging Agreement to which Secured Counterparty is a party.

                  (d) L/C Cash Collateral Subaccount. Except during a Default Period, on each L/C Reimbursement Date, the Security Agent shall transfer from the L/C Cash Collateral Subaccount of the Special Payment Account to the Issuing Bank an amount equal to the amount of the L/C Reimbursement Obligations then due and payable, together with all interest, fees and other amounts payable to the Administrative Agent, the Issuing Bank and the Banks pursuant to Section 5.5 or 6.6, as the case may be, of the Project Loan Agreement in connection therewith. Except during a Default Period, promptly following the termination of the outstanding Letters of Credit and the Total VP Letter of Credit Commitments and Total Bond Letter of Credit Commitments, the Security Agent shall transfer the remainder of the funds on deposit in the L/C Cash Collateral Subaccount (after payment of amounts owing pursuant to the preceding sentence), if any, into the Construction Account (if prior to the Completion Date) or into the Project Control Account (if on or after the Completion Date).

                  (e) Delay Damages Subaccount. Except during a Default Period, on any Scheduled Senior Debt Service Payment Date on or prior to the Completion Date on which there shall be insufficient funds in the Project Control Account to make all of the transfers required pursuant to clause fifth of Section 5.3(a), the Security Agent shall, on such Scheduled Senior Debt Service Payment Date, transfer from the Delay Damages Subaccount to the Persons or into the Accounts, as the case may be, specified in such clauses fifth through seventh of
Section 5.3(a), in the order of priority set forth therein, the amounts then due and payable to such Persons and into such Account pursuant to such clauses fifth through seventh (after giving effect to transfers by the Security Agent from the Project Control Account on such Scheduled Senior Debt Service Payment Date of all funds on deposit therein in accordance with Section 5.3(a)). Except during a Default Period, on the Completion Date, the Security Agent shall transfer the remainder of the funds on deposit in the Delay Damages Subaccount (after payment of amounts owing pursuant to the preceding sentence on such date), if any, into the Project Control Account.

                  (f) Amounts Retained in Subaccount. Any amount not transferred from the Prepayment Subaccount, the L/C Cash Collateral Subaccount or the Delay Damages Subaccount pursuant to Section 5.7(c), 5.7(d) or 5.7(e), respectively, on any Special Debt Prepayment Date, L/C Reimbursement Date or any Scheduled Senior Debt Service Payment Date, as the case may be, shall be retained in such Subaccount pending further application pursuant to this Agreement.

                  Section 5.8  Distributions Account.

                  (a) Contingent Distribution. Except during a Default Period, on the Completion Date, if the Security Agent shall have deposited any proceeds of Bank Project Loans into the Distributions Account pursuant to Section 4.3 the Security Agent shall transfer from the Distributions Account to the Borrower the amount of such proceeds of Bank Project Loans. Except during a Default Period, on the date of Final Completion of the Facility, if the Security Agent shall have transferred any funds into the Distributions Account from the Final Completion Escrow Account pursuant to Section 5.9(b), the Security Agent shall transfer from the Distributions Account to the Borrower the amount of funds so transferred.

                  (b) Quarterly Distributions. Except during a Default Period, on each Quarterly Distribution Date (or within three Business Days thereafter) on or after the Initial Repayment Date, if the Security Agent shall have received from the Borrower a written request for Distributions substantially in the form of Exhibit C at least five Business Days prior to such Quarterly Distribution Date and such Distributions shall be permitted to be made by
Section 11.4 of the Project Loan Agreement, the Security Agent shall transfer from the Distributions Account to the Borrower the amount specified in such written request.

                  (c) No Liens on Distributions. All amounts of Distributions transferred from the Distributions Account to the Borrower pursuant to this
Section 5.8 (and by the Borrower to the Partners) shall be free and clear of any and all claims or security interests of the Security Agent and the Secured Parties.

                  (d) Amounts Retained in Account. Any amount not transferred from the Distributions Account on any Quarterly Distribution Date shall be retained in the Distributions Account pending further application pursuant to this Agreement.

                  Section 5.9 Final Completion Escrow Account. (a) Except during a Default Period, on each Monthly Operating Disbursement Date after the Completion Date and until Final Completion of the Facility and of the Greenhouse, upon receipt of:

                      (i) a Request Letter (x) specifying the amount of Project Costs requested to be paid on such Monthly Operating Disbursement Date (which may include any unpaid Heat Rate Bonus, if any, payable to the Facility Contractor pursuant to the Facility Construction Contract), including for each matter for which payment is to be made a reasonably detailed description thereof, and (y) certifying that no Event of Default has occurred and is continuing, and

                     (ii) a certificate of the Independent Engineer (i) confirming that the Project Costs identified in the Request Letter referred to in paragraph (a) above have been properly incurred and are due and payable on such Monthly Operating Disbursement Date and (ii) stating that, as of the date of such certificate, the estimated cost of completing the Project and achieving Final Completion of the Facility and Final Completion of the Greenhouse and settling any pending Disputes (as defined in paragraph (d) of the definition of Completion Date in Annex A hereto), does not exceed the amount on deposit in the Final Completion Escrow Account, the Security Agent shall transfer from the Final Completion Escrow Account to, or as directed by, the Borrower the amount certified in such Request Letter to be the amount of Project Costs then due and payable.

                  (b) Upon the occurrence of Final Completion of the Facility and of the Greenhouse and the receipt by the Security Agent of a certificate signed by the Borrower and the Contractors stating that all Disputes (as defined in paragraph (d) of the definition of Completion Date), if any, have been settled and that no further potential liability (contingent or otherwise) to the Borrower exists with respect thereto, the amounts remaining on deposit in the Final Completion Escrow Account shall be transferred first, if at such time a Default Period is not in existence, to the Distributions Account, for application to the payment of the Contingent Distribution, in an amount not to exceed the unpaid Contingent Distribution Amount, and second, to the Prepayment Subaccount of the Special Payment Account, for application to the prepayment of Bank Loans pursuant to Section 7.3(e) of the Project Loan Agreement.

                  Section 5.10 Accrued Interest Account. (a) Except during a Default Period, on each Scheduled Senior Debt Service Payment Date on which interest is then due and payable on any Bank Loan under the Project Loan Agreement, the Security Agent shall transfer from the Bank Accrued Interest Subaccount of the Accrued Interest Account to the Administrative Agent, from and to the extent of the funds on deposit therein, an amount equal to such amount of interest due and payable on such Bank Loan on such date.

                  (b) Except during a Default Period, on each Scheduled Senior Debt Service Payment Date on which interest is due and payable on any Institutional Note under the Project Loan Agreement, the Security Agent shall transfer from the Institutional Accrued Interest Subaccount of the Accrued Interest Account to the holder of such Institutional Note, from and to the extent of the funds on deposit therein, an amount equal to such amount of interest due and payable on such Institutional Note on such date.

                  (c) Any amount not transferred from any Accrued Interest Subaccount on any day shall be retained in such Accrued Interest Subaccount pending further application pursuant to this Agreement.

                  Section 5.11 Insurance and Property Tax Reserve Account. (a) Except during a Default Period, on each Monthly Operating Disbursement Date on which the Borrower delivers a Request Letter in accordance with Section 5.15 specifying that insurance premiums and/or property taxes will be payable during the succeeding calendar month, the Security Agent shall transfer the amount specified in such Request Letter from the Insurance and Property Tax Reserve Account to the Borrower, for payment of such insurance premiums and/or property taxes.

                  (b) Any amount not transferred from the Insurance and Property Tax Reserve Account on any day shall be retained in the Insurance and Property Tax Reserve Account pending further application in accordance with this Agreement.

                  Section 5.12 Deleted.

                  Section 5.13 Delivery of Request Letters, Disbursement Request. Except as otherwise specifically provided in this Article V, each Request Letter to be delivered by the Borrower pursuant to this Article V shall be delivered to the Security Agent not later than three Business Days prior to the date that the Security Agent is required to make any transfer specified therein. At the time the Borrower delivers to the Security Agent any Request Letter, Disbursement Request, Bond Construction Fund Requisition or any written request for Distributions pursuant to Section 5.8 or other written communication with respect to the Accounts, the Borrower shall deliver a copy thereof to each of the Institutions and the Administrative Agent. Any Request Letter delivered pursuant to clause first of Section 5.3(a) or clause first of 5.15(b) requesting amounts to be released from one or more Accounts to pay Cash Operating Costs shall be accompanied by a certificate specifying the amount and percentage by which the actual Cash Operating Costs differ from the budgeted amounts for the relevant period, in each case calculated in accordance with Section 5.3(a) or 5.15(b), as the case may be.

                  Section 5.14 Shortfall Notices. The Security Agent shall notify the Secured Parties and the Borrower as soon as practicable if any amounts required to be transferred from an Account pursuant to this Article V on any date exceeds the cash available in such Account.

                  Section 5.15 Transfers from Certain Accounts During a Default Period. (a) During a Default Period, the Borrower shall not have the right to issue a Request Letter or written request for Distributions pursuant to Section
5.8 or otherwise direct the transfer of funds from any Account except as specifically provided in this Section 5.15.

                  (b) During a Default Period until the Security Agent receives a Notice of Action directing that action be taken pursuant to Section 5.15(d), on each Disbursement Date after the Commercial Operations Date the Security Agent shall transfer, from the Accounts as specified in Section 5.15(c), the following amounts in the following order of priority:

                  first, if such Disbursement Date is a Monthly Operating Disbursement Date, to the Security Agent and the Administrative Agent for any unpaid fees, costs and expenses then due and payable to it as Security Agent or the Administrative Agent;

                  second, if such Disbursement Date is a Monthly Operating Disbursement Date, to the Borrower for the payment of Cash Operating Costs due and payable during such calendar month (other than the Basic Monthly O&M Fee, the Annual O&M Bonus, Major Maintenance Expenses, and insurance premiums and property taxes to the extent paid with the proceeds of any amounts on deposit in the Insurance and Property Tax Reserve Account), the amount of such Cash Operating Costs as specified in a Request Letter delivered by the Borrower in accordance with
         Section 5.15; provided that if such amount of Cash Operating Costs for such calendar month exceeds the amount of budgeted Cash Operating Costs for such calendar month specified in the relevant Operating Budget, in each case exclusive of the Basic Monthly O&M Fee, the Annual O&M Bonus and the cost (including transportation cost) of Coal, limestone and ammonia and ash disposal costs, such excess Cash Operating Costs shall be disbursed to the Borrower pursuant to this clause only with the prior consent of the Administrative Agent (if such amount of Cash Operating Costs is more than 5% but less than 10% above such budgeted Cash Operating Costs) or the Administrative Agent and the Majority Institutions (if such amount of Cash Operating Costs is 10% or more above such budgeted Cash Operating Costs), in each case, which consent shall not be unreasonably withheld;

                  third, if such Disbursement Date is a Monthly Operating Disbursement Date, ratably, into the Insurance and Property Tax Reserve Account, an amount equal to 1/12th of any insurance premiums and property taxes payable on or within twelve months following such Monthly Operating Disbursement Date, together with the amount of all deficiencies, if any, with respect to deposits required during all prior months with respect to insurance premiums and property taxes;

                  fourth, if such Disbursement Date is a Monthly Operating Disbursement Date, (a) into the Bank Accrued Interest Subaccount, the Bank Accrued Interest Amount calculated as of such date and (b) into the Institutional Accrued Interest Subaccount, the Institutional Accrued Interest Amount calculated as of such date;

                  fifth, if such Disbursement Date is a Special Senior Debt Prepayment Date on which all or a portion of the Loans are required to be prepaid pursuant to Section 7.3 of the Project Loan Agreement or all or a portion of the Bonds are required to be prepaid pursuant to the Bond Indenture pursuant to which such Bonds were issued, to the Persons or into the Accounts specified in clauses first and second of Section 5.7(c), the amounts specified in such clauses in the order of priority set forth therein;

                  sixth, if such Disbursement Date is a Scheduled Senior Debt Service Payment Date, to the Persons or into the Accounts, as the case may be, specified in clauses fifth through seventh of Section 5.3(a), the amounts specified in such clauses in the order of priority set forth in Section 5.3(a);

                  seventh, if such Disbursement Date is a Monthly Operating Disbursement Date, with the consent of the Required Secured Parties, to the Borrower for the payment of Major Maintenance Expenses, the amount specified in the Request Letter delivered with respect to such Monthly Operating Disbursement Date; provided, that the Major Maintenance Expenses payable in any calendar year shall not exceed the amounts set forth in Schedule 2 hereto (as adjusted from time to time); provided, further that the Borrower shall certify, and the Independent Engineer shall confirm, in writing to the Security Agent that, in its reasonable judgment, such payments to be made constitute payments of Major Maintenance Expenses;

                  eighth, if such Disbursement Date is a Quarterly Distribution Date, to the Facility Operator, an amount sufficient to pay the Basic Monthly O&M Fee and/or the Annual O&M Bonus then due and payable under the Operating and Maintenance Agreement, together with any unpaid amounts of the Basic Monthly O&M Fee and the Annual O&M Bonus (excluding interest thereon) which was payable to the Facility Operator on a prior Quarterly Distribution Date;

                  ninth, if such Disbursement Date is a Special Senior Debt Prepayment Date on which the Borrower shall elect to prepay Bank Loans and/or Institutional Loans in accordance with Section 7.4 of the Project Loan Agreement, with the consent of the Required Secured Parties, to the Persons specified in Section 5.5(b), the amounts specified in such clauses in the order of priority set forth therein; and
                  tenth, if such Disbursement Date is a Quarterly Distribution Date, to the Facility Operator, an amount equal to any interest payable to the Facility Operator pursuant to Section 6.7 of the Operating and Maintenance Agreement following the non-payment or partial payment of the Basic Monthly O&M Fee and/or the Annual O&M Bonus on a prior Quarterly Distribution Date;

provided that if such Disbursement Date is a L/C Reimbursement Date, the Security Agent shall transfer from the Accounts as specified in Section 5.15(c), ratably with the transfers required by clause sixth of this Section 5.15(b) on such date, to the Persons specified on Section 5.7(d), the amounts specified therein.

                  (c) Unless otherwise directed by the Required Secured Parties, the Security Agent shall obtain the cash necessary to make the transfers and/or releases required by Sections 5.15(b) and 5.15(d) from the Accounts by making withdrawals from the Accounts in the following order of priority: first, the Project Control Account; second, the Institutional Loan Proceeds Account; third, the Construction Account; fourth, the Additional Collateral Account; fifth, the Debt Service Reserve Account; sixth, the Distributions Account; and seventh, funds in any other Account (other than the Bond Transfer Accounts) in such order of priority as the Required Secured Parties may determine; provided that the amounts payable pursuant to clauses eighth and tenth of Section 5.15(b) may only be paid from funds on deposit in the Project Control Account; provided, further, that:

                        (i) on any Scheduled Senior Debt Service Payment Date on which interest is due and payable on any Bank Loan or Institutional Note under the Project Loan Agreement, the Security Agent shall, prior to making any of the withdrawals specified in the provisions of this
         Section 5.15(c) preceding this proviso, transfer from the Bank Accrued Interest Subaccount or the Institutional Accrued Interest Subaccount, as the case may be, to the Administrative Agent or each holder of an Institutional Note, respectively, any amounts then on deposit in such Subaccount for application to the payment of the interest due and payable on such Loan or Note on such date;

                       (ii) on any Scheduled Senior Debt Service Payment Date on which interest and/or fees are due and payable on any Senior Debt, the Security Agent shall, immediately after the transfers specified in clause (i) of this proviso and prior to making any of the withdrawals specified above in the provisions of this Section 5.15(c) preceding this proviso, transfer from the Delay Damages Subaccount of the Special Payment Account to the holders of such Senior Debt, from and to the extent of all funds on deposit therein, the amounts of interest and/or fees then due and payable to such holders under the relevant Senior Debt Agreements;

                      (iii) on any Special Senior Debt Prepayment Date on which all or a portion of the Loans are required to be prepaid pursuant to
         Section 7.3 of the Project Loan Agreement or all or a portion of the Bonds are required to be prepaid pursuant to the relevant Bond Indenture, the Security Agent shall, prior to making any of the withdrawals specified in the provisions of this Section 5.15(c) preceding this proviso, transfer from the Prepayment Subaccount of the Special Payment Account to the Administrative Agent, each Institution and the relevant Bond Trustee, as the case may be, from and to the extent of all funds on deposit in the Prepayment Subaccount, the amounts then due and payable (x) to the Banks (including the Issuing Bank in reimbursement of amounts drawn under a Bond Letter of Credit), the Administrative Agent and the Institutions pursuant to the Project Loan Agreement and (ii) to the relevant Bond Trustee, the amounts then due and payable on the Bonds that are not paid through a drawing on a Bond Letter of Credit;

                       (iv) on any L/C Reimbursement Date, the Security Agent shall, prior to making any of the withdrawals specified in the provisions of this Section 5.15(c) preceding this proviso, transfer from the L/C Cash Collateral Subaccount of the Special Payment Account to the Issuing Bank, from and to the extent of all funds on deposit therein, the amounts then due and payable to the Issuing Bank and the Banks in respect of L/C Reimbursement Obligations; and

                        (v) on any date during the Construction Period on which a True-Up Amount is owing to the Institutions pursuant to Section 14.10(b) of the Project Loan Agreement and the Security Agent shall have received a written request from the Administrative Agent or any Institution specifying the True-Up Amount owing to each Institution (as calculated in accordance with paragraph (ii) of Section 14.10(b)), the Security Agent shall, prior to making any of the withdrawals specified in the provisions of this Section 5.15(c) preceding this proviso but after making the transfers specified in clauses (i) through (iv) of this proviso, withdraw from the Institutional Loan Proceeds Account the funds then on deposit therein, up to the aggregate True-Up Amounts due to all of the Institutions, and pay such funds to the Institutions for application to the prepayment of the Institutional Loans.

Subject to the delivery of a Notice of Action directing that action be taken pursuant to Section 5.15(d), amounts remaining on deposit in the Accounts during a Default Period after application as provided in Section 5.15(b) shall be retained in such Accounts pending future application in accordance with Section 5.15(b) or, if such Default Period shall no longer be continuing, the other provisions of this Agreement.

                  (d) If at any time the Security Agent receives a Notice of Action directing it to distribute the amounts in the Accounts in accordance with this Section 5.15(d), the Security Agent shall transfer all amounts (other than the Bond Transfer Accounts) available in the Accounts in the order of priority among the Accounts as is specified in Section 5.15(c) (excluding the proviso thereto and clauses (ii), (iii) and (iv) thereof) in the following order of priority:

                  first, ratably, (i) all fees, costs and expenses payable to the Security Agent and (ii) all charges, expenses and advances incurred or made by the Security Agent in order to protect the Liens of the Security Documents or the security afforded thereby, together with interest at the True-Up Default Rate;

                  second, ratably, all fees, costs and expenses payable to the Administrative Agent and all costs and expenses of each Secured Party, all as certified to the Security Agent by the applicable Secured Party;

                  third, to the Administrative Agent and the holders of the Institutional Notes, the amounts on deposit in the Bank Accrued Interest Subaccount and the Institutional Accrued Interest Subaccount, respectively, as partial payment of the outstanding interest on the Bank Loans and the Institutional Notes, respectively;

                  fourth, if upon a bankruptcy or reorganization of the Borrower any amount on deposit in the Bank Accrued Interest Subaccount or the Institutional Accrued Interest Subaccount is released to the Borrower, to the Administrative Agent and the holders of the Institutional Notes, respectively, amounts that will cause accrued interest (other than interest accruing by reason of the existence of an Event of Default) on all of the Bank Loans and Institutional Notes to have been paid to the identical date;

                  fifth, ratably, (i) to the Administrative Agent, an amount equal to the remaining outstanding principal of and interest on the Bank Loans, the unpaid amount of the L/C Reimbursement Obligations and funding indemnities payable pursuant to Section 7.7(a) of the Project Loan Agreement, (ii) to each holder of an Institutional Note, an amount equal to the remaining outstanding principal of and interest on such Institutional Note, and (iii) to each Bond Trustee, an amount equal to the remaining outstanding principal of and interest on the Bonds issued pursuant to the Bond Indenture to which such Bond Trustee is a party which shall not have been paid through a drawing on a Bond Letter of Credit;

                  sixth, ratably, (i) to each Secured Counterparty, all Swap Termination Obligations if any, payable to such Secured Counterparty under each Interest Rate Hedging Agreement to which such Secured Counterparty is a party, and (ii) all fees, Make-Whole Premiums, Modified Make-Whole Premiums and other amounts owed to the Secured Parties;

                  seventh, to the Secured Parties, all other Secured Obligations owed to the Secured Parties (to be paid to the Secured Parties pro rata in accordance with the aggregate outstanding amount of such other Secured Obligations owed to each Secured Party); and

                  eighth, any surplus then remaining shall be paid to the Borrower or its successors or assigns or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (e) The proceeds of any sale, disposition or other realization by the Security Agent or any Secured Party of or upon the Mortgaged Property or the Partner Collateral shall be distributed in the order of priority set forth in Section 5.15(d); provided, however, that if (i) the Loans shall have been declared due and payable at any time during the three-year period ending on the Bank Loan Final Maturity Date because of a Default that occurred during such three-year period which becomes an Event of Default that is continuing at the time the Loans are declared due and payable and (ii) the proceeds of the sale, disposition or other realization of or upon the Mortgaged Party and the Partner Collateral are insufficient to pay in full all outstanding principal of the Loans and the principal amount of all L/C Reimbursement Obligations, then any amount withdrawn during such three-year period from the Debt Service Reserve Account to pay any Lender principal of its Loans or L/C Reimbursement Obligations which is withdrawn (x) after the date of occurrence of such Default or (y) up to one year prior to the occurrence of such Default (but not prior to the beginning of such three-year period) to the extent such withdrawn amount is not restored to the Debt Service Reserve Account prior to the acceleration of the Loans, shall be credited against the amount of principal payable to such Lender pursuant to clause fifth of Section 5.15(d).

                  Section 5.16 The Security Agent's Calculations; Determinations. (a) In making the determinations and allocations required by this Article V, the Security Agent may rely upon information provided pursuant to Section 6.3 or 6.4 hereof and Section 4.7(d) or 10.4(c) of the Project Loan Agreement, and the Security Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All transfers and releases made by the Security Agent pursuant to this Article V (except through clerical or other manifest error) shall be final, subject to any decree of any court of competent jurisdiction.

                  (b) In making the determinations and allocations required by this Article V, Permitted Investments on deposit from time to time in the Accounts shall be valued by the Security Agent at the lesser of the face amount thereof and the purchase price thereof.

                  (c) In the event of any dispute as to any amount to be distributed or paid by the Security Agent from the Accounts, the Security Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the amounts then on deposit in the Accounts, until such dispute shall have been settled by mutual agreement of the Borrower and the Secured Parties or by a final order, decree or judgment of a Federal or State court of competent jurisdiction as to which time for an appeal has expired and no appeal has been perfected, but the Security Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                  Section 5.17 Insufficient Amounts. To the extent the amounts on deposit in any Account are insufficient to fully satisfy any transfer or release requirement from such Account under this Article V, such transfer or release shall be made to the extent of the amount on deposit in such Account (after the sale of all instruments, investments and securities held in the Account). In addition, if any transfer and/or release requirements from any Account in this Article V share the same level of priority and there are insufficient funds in such Account to satisfy in full all such transfer and/or release requirements which share such level of priority, such transfers and/or releases shall be made on a pro rata basis to the extent of the amount on deposit in such Account; provided that if payments on account of principal, interest and/or other amounts due on the Senior Debt share the same level of priority, the funds released on account of such payment of Senior Debt shall be applied as follows: first, to the payment of accrued interest on such Senior Debt to the date of such payment; second, to the payment of the principal amount of such Senior Debt and L/C Reimbursement Obligations then due; and third, to the payment of any such other amounts that share the same level of priority.

                  Section 5.18 Concerning Section 10.31 of the Project Loan Agreement. It is understood, and shall be assumed for purposes of calculating the required funding of the Debt Service Reserve Account, that the amount of any retirement, purchase and cancellation and redemption of Bonds and of any prepayment of Bank Loans specified in Section 10.31 of the Project Loan Agreement for any Bank Loan Installment Payment Date will result in a Bond Reimbursement Obligation becoming due on such date in such amount. For all purposes of this Security Deposit Agreement, such Bond Reimbursement Obligation (and interest thereon and all other amounts owing with respect thereto) shall be treated in the same manner as Bank Loans and shall be given the same priority pro rata as Bank Loans, and in all other respects shall be treated in the same manner as Bank Loans due on a Scheduled Senior Debt Service Payment Date.

                                   ARTICLE VI

                       Agreements with the Security Agent

                  Section 6.1 Delivery of Senior Debt Agreements. The Security Agent acknowledges receipt from the Borrower of copies of the Senior Debt Agreements as in effect on the date hereof, certified by the Borrower to be true and correct and to constitute all of the Senior Debt Agreements in effect on the date hereof. The Borrower shall deliver to the Security Agent, promptly upon the execution thereof, a true and complete copy of each amendment, supplement or other modification to any Senior Debt Agreement, and of each new Senior Debt Agreement, entered into after the date of this Agreement.

                  Section 6.2 Payment by Security Agent. All payments by the Security Agent under any Security Document to any Secured Party shall be made
(a) if to any Bank, the Issuing Bank or the Administrative Agent, by wire transfer to the Administrative Agent at its address specified in Schedule 1 to the Project Loan Agreement if originally a party hereto or if such Bank becomes a party hereto after the date hereof, at its address specified in the Bank Transfer Supplement executed by such Bank, (b) if to any Institution, by wire transfer to it at its address specified (i) in the Institutional Note Register, if the Institutional Notes held by such Institution are Registered Institutional Notes, or (ii) otherwise, on Schedule 1 to the Project Loan Agreement if originally a party hereto or, if such Institution becomes a party hereto after the date hereof, at its address specified in the Institutional Transfer Supplement executed by such Institution, (c) if to any Bond Trustee, by wire transfer to such Bond Trustee at its address notified by such Bond Trustee to the Security Agent from time to time, and (d) if to any Secured Counterparty, by wire transfer to it at its address specified in Schedule 1 to the Project Loan Agreement if originally a party hereto or if such Secured Counterparty becomes a party hereto after the date hereof, at its address specified in the Security Deposit Agreement Supplement executed by such Secured Counterparty.

                  Section 6.3 Information Provided to the Security Agent. (a) The Administrative Agent may from time to time deliver to the Security Agent, and upon the request of the Security Agent from time to time shall deliver to the Security Agent, a statement setting forth as of such time (A) the amount of the Total Bank Loan Commitments, the stated amount of the VP Letter of Credit then outstanding and the stated amount of each Bond Letter of Credit, if any, then outstanding and the aggregate outstanding principal amount of Bank Loans and (B) the amount of each Type of outstanding Bank Loan and the interest rates then in effect with respect thereto. The Administrative Agent shall also notify the Security Agent of the amount of any L/C Reimbursement Obligations not repaid by the Borrower or refinanced with a Bank L/C Loan or Bank Liquidity Loan. In addition, the Administrative Agent shall notify the Security Agent of the occurrence of any Event of Loss (and the Event of Loss Prepayment Date) or Damage Event (and whether such Damage Event is a Non-Restoration Event) of which it has actual knowledge or has received notice from any Bank or from the Borrower pursuant to Section 10.17 of the Project Loan Agreement and shall also deliver to the Security Agent from time to time, at the option of the Administrative Agent or at the request of the Security Agent, any other information necessary to permit the Security Agent to make the deposits, transfers and releases with respect to the Accounts in accordance with the provisions of this Agreement.

                  (b) Each Institution shall deliver to the Security Agent, at the time of each issuance to it of an Institutional Note and of each transfer by it of all or a portion of the Institutional Notes held by it to one or more other Institutions, all relevant information with respect to such Notes or such transfer, including the principal amount of such Notes and the names and addresses of the holders thereof, the interest rate payable thereon, the dates on which principal and interest on such Notes are due and payable and the respective amounts of principal and interest payable on each such Note on each such date. Each Institution shall notify the Security Agent of the occurrence of an Event of Loss (and the Event of Loss Prepayment Date) or Damage Event (and whether such Damage Event is a Non-Restoration Event) of which it has actual knowledge or has received notice from the Borrower pursuant to Section 10.17 of the Project Loan Agreement and shall also deliver to the Security Agent from time to time, at the option of such Institution or at the request of the Security Agent, any other information necessary to permit the Security Agent to make the deposits, transfers and releases with respect to the Accounts in accordance with the provisions of this Agreement.

                  (c) The Borrower shall cause each Bond Trustee to deliver to the Security Agent, on or before the date of issuance of the Bonds to be issued under the Bond Indenture to which such Bond Trustee is a party, a statement setting forth the aggregate principal amount of such Bonds, the interest rate(s) payable thereon, the dates on which principal and interest on such Bonds are due and payable and the respective amounts of principal due and payable on each such date. The Borrower shall also cause each Bond Trustee to deliver to the Security Agent from time to time, at the request of the Security Agent, any other information necessary to permit the Security Agent to make the deposits, transfers and releases with respect to the Accounts in accordance with the provisions of this Agreement.

                  (d) Each Secured Counterparty shall deliver to the Security Agent, upon such Secured Counterparty becoming a party to this Agreement, a statement setting forth the Swap Obligations payable to such Secured Counterparty under each Interest Rate Hedging Agreement to which it is a party and the dates on which such amounts are due and the method by which the Swap Termination Obligations thereunder are calculated. Each Secured Counterparty shall also deliver to the Security Agent from time to time, at the option of such Secured Party or at the request of the Security Agent, any other information necessary to permit the Security Agent to make the deposits, transfers and releases with respect to the Accounts in accordance with the provisions of this Agreement.

                  (e) The Borrower shall notify the Security Agent, as soon as practicable prior to the expected occurrence thereof, and on the date of occurrence thereof, of the Commercial Operations Date, the Completion Date and the date of Final Completion of the Facility and shall deliver to the Security Agent, concurrently with the delivery thereof under the relevant Financing Document, a copy of each Extension of Credit Request, Equity Funding Loan Borrowing Certificate, Greenhouse Prepayment Notice, Buydown Prepayment Notice and Optional Prepayment Notice delivered by the Borrower pursuant to such Financing Document and, at the request of the Security Agent from time to time, any other information necessary to permit the Security Agent to make the deposits, transfers and releases with respect to the Accounts in accordance with the provisions of this Agreement. The Borrower will also notify the Security Agent, promptly following its receipt of notice from the Greenhouse Owner, of the expected occurrence of, and the date of occurrence of, Final Completion of the Greenhouse. In addition, if any Project Document is assigned by any party thereto, the Borrower shall, on or prior to the date of such assignment, furnish to the Security Agent the name and address of the assignee of such party where notices are to be sent.

                  Section 6.4 Notice of Amounts Payable Under Financing Documents. (a) The Borrower shall deliver to the Security Agent and each Secured Party, not later than five Business Days prior to any Scheduled Senior Debt Service Payment Date, Special Senior Debt Prepayment Date or L/C Reimbursement Date, a certificate setting forth, as of such Scheduled Senior Debt Service Payment Date, Special Senior Debt Prepayment Date or L/C Reimbursement Date, as the case may be, the aggregate amount of Senior Debt due and payable on such date (broken down as to principal on Bank Loans, Institutional Notes and Bonds, interest on Bank Loans, Institutional Notes and Bonds, Swap Obligations (and any portion thereof constituting Swap Termination Obligations), L/C Reimbursement Obligations, fees, funding indemnities, any Make-Whole Premium or Modified Make-Whole Premium and other amounts due under the Financing Documents on such date). The Security Agent may conclusively rely on any certificate delivered pursuant to this Section 6.4(a) in transferring or releasing amounts from the Accounts pursuant to Article V unless it shall have received notice to the contrary from any Secured Party as to any payment due to it in accordance with
Section 6.4(b) below.

                  (b) The Administrative Agent shall have the right to direct the Security Agent in writing as to any amount to be paid to the Administrative Agent (for retention by it or for distribution to the Banks) pursuant to Article V of this Agreement, each Institution shall have the right to direct the Security Agent in writing as to any amount to be paid to it pursuant to Article V of this Agreement, each Secured Counterparty shall have the right to direct the Security Agent in writing as to any amount to be paid to such Secured Counterparty pursuant to Article V of this Agreement, each Bond Trustee shall have the right to direct the Security Agent in writing as to any amount to be paid pursuant to Article V of this Agreement to it (for retention by it or for distribution to the holders of the Bonds issued pursuant to the Bond Indenture to which it is a party), and the Issuing Bank shall have the right to direct the Security Agent in writing as to any amount to be paid to it (for retention by it or for distribution to the Banks) in respect of L/C Reimbursement Obligations pursuant to Article V of this Agreement. The Security Agent may conclusively rely on any directions delivered to it pursuant to this Section 6.4(b) in transferring or releasing amounts from the Accounts pursuant to Article V, notwithstanding any contrary directions delivered to it pursuant to Section 6.4(a) or any other provision of the Agreement, unless it shall have actual knowledge that such directions are incorrect.

                  Section 6.5 Information Accompanying Amounts Delivered for Deposit into Accounts. All amounts delivered to the Security Agent for deposit into any Account by any party after the Closing Date pursuant to Article IV (other than any Project Revenues received pursuant to the Power Purchase Agreement, the Steam Sales Agreement or the Greenhouse Loan Agreement) shall be accompanied by a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the source of the amounts and the Account or Subaccount into which such amounts are to be deposited and such other information as may be necessary to enable the Security Agent to so deposit such funds in accordance with this Agreement. The Security Agent may conclusively rely on such certificates.

                  Section 6.6 Certificate of Secured Parties. Any action or direction taken by the Secured Parties under any provision of this Agreement shall be pursuant to a certificate or certificates executed by Secured Parties constituting the required combination of Secured Parties, and each such certificate shall state the amount of Secured Obligations held by such Secured Parties and that such Secured Parties constitute the required combination of Secured Parties for purposes of the action or direction taken by such Secured Parties.

                  Section 6.7 Compensation and Expenses. The Borrower shall pay to the Security Agent, from time to time upon demand, all of the documented out-of-pocket costs and expenses of the Security Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Security Agent reasonably elects to retain) (i) arising in connection with the administration of this Agreement (including without limitation pursuant to Section 2.4(d) hereof) and the other Security Documents, any amendment, modification or termination of this Agreement or any other Security Document or the enforcement of any of the provisions hereof or thereof,
(ii) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant to this Agreement or any other Security Document and the preservation, protection or defense of the Security Agent's rights under this Agreement and the other Security Documents and in and to the Collateral, (iii) incurred by the Security Agent in connection with the resignation or removal of the Security Agent pursuant to Section 2.6 or (iv) incurred by a separate security agent or co-security agent appointed in accordance with Section 2.8. In addition to the payment of the above amounts to the Security Agent, in the case of any successor Security Agent which is not also the Administrative Agent entitled to receive the fee referred to in Section 7.1(e) of the Project Loan Agreement, or of any separate security agent or co-security agent appointed in accordance with
Section 2.8, the Borrower shall pay to such successor Security Agent, separate security agent or co-security agent, as the case may be, its reasonable fees which are approved by the Borrower, which approval will not be unreasonably withheld and, in any event, will be granted if such fees are customary. The obligations of the Borrower under this Section 6.7 shall survive the termination of the other provisions of this Agreement.

                  Section 6.8 Stamp and Other Similar Taxes; Filing Fees,
Excise Taxes, Etc. The Borrower shall indemnify and hold harmless the Security Agent and each Secured Party from any present or future liability for any stamp or any other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any other Security Document or any Collateral. The Borrower shall also pay or reimburse the Security Agent for any and all payments made by the Security Agent in respect of all search, filing, recording and registration fees, and all taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and each other Security Document. The obligations of the Borrower under this Section 6.8 shall survive the termination of the other provisions of this Agreement.

                  Section 6.9 Indemnification. The Borrower shall pay, indemnify, and hold the Security Agent and each Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and disbursements of counsel) and disbursements of any kind or nature with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Security Documents (collectively, the "Indemnified Liabilities"), unless arising solely from the gross negligence or willful misconduct of such indemnified party. In any suit, proceeding or action brought, in accordance with the provisions of this Agreement or any other Security Document, by the Security Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions hereof or thereof, the Borrower will save, indemnify and keep the Security Agent and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Security Agent or any Secured Party. The agreements in this Section
6.9 shall survive the termination of the other provisions of this Agreement.

                  Section 6.10 Further Assurances. At any time and from time to time, upon the written request of the Security Agent, and at the expense of the Borrower, the Borrower will promptly execute and deliver any and all such further instruments and documents and take such further action (including, without limitation, the delivery to the Security Agent or its agent of chattel paper (as defined in the New York Uniform Commercial Code) which constitutes Collateral) as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Security Documents, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any relevant jurisdiction. The Borrower also hereby authorizes the Security Agent to sign and to file any such financing or continuation statements without the signature of the Borrower to the extent permitted by applicable law, and to file a carbon, photostatic, photographic or other reproduction of any Security Document or a Uniform Commercial Code financing statement.

                  Section 6.11 Application by Secured Parties. The Security Agent shall have no duty to inquire as to the application by the Administrative Agent, any Institution, the Issuing Bank, any Bond Trustee, any Secured Counterparty or any other holders of Senior Debt of any amounts distributed to them under this Agreement or any other Security Document.

                                   ARTICLE VII

                                 Default Period

                  Section 7.1 Default and Acceleration Notices. (a) A Default Notice or Acceleration Notice shall be effective upon receipt thereof by the Security Agent. The Security Agent shall be deemed to have received a Default Notice upon the filing by the Borrower of a voluntary petition of bankruptcy under the Bankruptcy Code (or the taking of similar action by the Borrower under the laws of any other jurisdiction). The Security Agent shall be deemed to have received an Acceleration Notice if an Event Default specified in clause (i) or
(ii) of Section 12.1(e) of the Project Loan Agreement occurs with respect to the Borrower. A Default Notice or Acceleration Notice, once effective, shall remain in effect unless and until it is canceled as provided in Section 7.1(b).

                  (b) The Secured Party or Secured Parties which have given a Default Notice or Acceleration Notice shall be entitled to cancel it by delivering a Cure Notice or other written notice of cancellation to the Security Agent (i) prior to the commencement of the exercise of remedies by the Security Agent pursuant to the Security Documents or (ii) thereafter, if the Security Agent reasonably believes that any such exercise of remedies may be reversed without undue difficulty. In addition, (i) the Required Secured Parties shall be entitled to cancel any Default Notice at any time by delivering a written notice of cancellation to the Security Agent, and (ii) any Acceleration Notice may be cancelled by written notice to the Security Agent in accordance with the provisions of the last paragraph of Section 12.2 of the Project Loan Agreement.

                  (c) Promptly upon receipt by the Security Agent of a Default Notice or Acceleration Notice or any Cure Notice or other written notice of cancellation thereof delivered pursuant to Section 7.1(b), the Security Agent shall deliver a copy thereof to the Borrower and each Secured Party.

                  Section 7.2 General Authority of the Security Agent over the Collateral. The Borrower hereby irrevocably constitutes and appoints the Security Agent and any officer or agent thereof, with full power of substitution as among such officers and agents, as its true and lawful attorney-in-fact with full power and authority in the name of the Borrower or in its own name, from time to time in the Security Agent's reasonable discretion during a Default Period to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the other Security Documents (but subject to the terms hereof and thereof) and to accomplish the purposes hereof and thereof; and, without limiting the generality of the foregoing, the Borrower hereby gives the Security Agent, during any Default Period, the power and right on behalf of the Borrower, without notice to or further assent by the Borrower, to: (i) ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral; (ii) receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Security Agent as, or in connection with, the Collateral;
(iii) commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;
(iv) sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Security Agent were the absolute owner thereof; (v) exercise all remedies provided for by the Security Documents; and (vi) do, at its option and at the expense and for the account of the Borrower, at any time or from time to time, all acts and things which the Security Agent reasonably deems necessary to perfect the liens and security interests of the Security Agent in the Collateral, to protect or preserve the Collateral and to realize upon the Collateral. The Borrower hereby ratifies all that said attorneys-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  Section 7.3 Right to Initiate Proceedings. During any
Default Period, the Security Agent, subject to the provisions of Sections 7.4(b) and 8.4, (i) shall have the right and power to institute and maintain such suits and proceedings as it may reasonably deem appropriate to protect and enforce the rights vested in it by this Agreement and each other Security Document and (ii) may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral, in each case in accordance with the provisions of the relevant Security Document, under the judgment or decree of a court of competent jurisdiction or pursuant to the power of sale granted to it in the Security Documents.

                  Section 7.4 Exercise of Powers; Instructions of Required Secured Parties. (a) All of the powers, remedies and rights of the Security Agent set forth in or contemplated by this Agreement may be exercised by the Security Agent in respect of each other Security Document as though set forth in full therein, and all of the powers, remedies and rights of the Security Agent and the Secured Parties as set forth in each Security Document may be exercised from time to time as herein and therein provided. In the event of any inconsistency between this Agreement and any other Security Document, the provisions of this Agreement shall be controlling.

                  (b) During any Default Period, the Required Secured Parties may deliver one or more notices (any such notice, a "Notice of Action") from time to time to the Security Agent directing the Security Agent to exercise, to partially exercise or not to exercise one or more of the rights and remedies available to the Security Agent under this Agreement and the other Security Documents. The Security Agent shall deliver to each Secured Party a copy of each Notice of Action promptly after receipt thereof. The Security Agent shall exercise the rights and remedies and take the other actions described in a Notice of Action at the time or times specified in such Notice of Action. Notwithstanding anything in this Agreement or the other Security Documents to the contrary, during a Default Period, if the Security Agent has not received a Notice of Action, the Security Agent agrees with the Secured Parties that it shall not foreclose on, or assert or exercise any right or remedy otherwise available to it under this Agreement or any other Security Document with respect to, all or any portion of the Collateral.

                  (c) All Proceeds of Collateral received by the Security Agent from the exercise of its rights and remedies under this Agreement and the other Security Documents shall be applied as set forth in Section 5.15(d).

                  Section 7.5 Remedies Not Exclusive. (a) No right or remedy conferred upon or reserved to the Security Agent herein or in the other Security Documents is intended to be exclusive of any other right or remedy, but every such right and remedy shall be cumulative and shall be in addition to every other right and remedy conferred herein or in any other Security Document or now or hereafter existing at law or in equity or by statute.

                  (b) No delay or omission by the Security Agent to exercise any right, remedy or power hereunder or under any other Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any other Security Document to the Security Agent may be exercised from time to time and as often as may be deemed expedient by the Security Agent.

                  (c) If the Security Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any other Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Agent, then the Borrower, the Security Agent and the Secured Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder and in all other respects, and thereafter all rights, remedies and powers of the Security Agent shall continue as though no such proceeding had been taken.

                  (d) All rights of action and of asserting claims upon or under this Agreement and the other Security Documents may be enforced by the Security Agent without the possession of any document or instrument evidencing or relating to any Secured Obligation or the production thereof at any trial or other proceeding relative thereto; any suit or proceeding instituted by the Security Agent shall be, subject to the provisions of Section 2.5(d), brought in its name as Security Agent; and any recovery of judgment shall be held as part of the Collateral.

                  Section 7.6 Waiver and Estoppel. (a) To the extent it may lawfully do so, the Borrower agrees that, during any Default Period, it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other Security Document, and the Borrower hereby waives all benefit or advantage of all such laws, to the extent that it may lawfully do so, and covenants that it will not hinder, delay or impede the execution of any power granted to the Security Agent in this Agreement or any other Security Document but will suffer and permit the execution of every such power as though no such law were in force.

                  (b) To the extent it may lawfully do so, the Borrower, on behalf of itself and all who claim through or under it (including, without limitation, any and all subsequent creditors, vendees, assignees and lienors), hereby waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale during any Default Period whether made under any power of sale granted herein or in any other Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any other Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold publicly or privately as an entirety or in lots as the Security Agent and the other Secured Parties may determine.

                  (c) To the extent it may lawfully do so, the Borrower hereby waives presentment, demand, protest and any notice of any kind (including, without limitation, notice of intent to accelerate maturity or notice of acceleration of maturity, except notices explicitly required hereunder or under the Senior Debt Agreements or the other Security Documents) in connection with this Agreement and the other Security Documents and any action taken by the Security Agent with respect to the Collateral during any Default Period.

                  Section 7.7 Limitation on Security Agent's Duty in Respect of Collateral. The Security Agent shall not have any duty to the Borrower or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except as specifically provided in this Agreement or any other Security Document and except that the Security Agent shall hold the Collateral in its custody with the same degree of care as similar property owned by it at such time.

                  Section 7.8 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  Section 7.9 Future Right, Title and Interest. The Borrower hereby agrees that it will defend the Security Agent's and the Secured Parties' right, title and interest in and to the Collateral and the Proceeds thereof against the claims and demands of all Persons whomsoever; and further agrees that it will have like title to and right to grant a lien on and security interest in all other property at any time hereafter granted to the Security Agent as Collateral under the Security Documents and will likewise defend the Security Agent's and the Secured Parties' right thereto and security interest therein.

                                  ARTICLE VIII

                    Certain Agreements of the Secured Parties

                  Section 8.1 Secured Obligations Pari Passu. All Secured Obligations shall (a) be entitled to the benefits of this Agreement and the other Security Documents, (b) rank pari passu without any preference among Secured Obligations by reason of date of incurrence or otherwise and (c) be equally and ratably secured by the Collateral, except as otherwise provided in
Section 3.2.

                  Section 8.2 Pro Rata Sharing. (a) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Security Agent's security interest hereunder and under the other Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Security Agent shall nonetheless apply all Proceeds for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein or in the other Security Documents. To the extent that the Security Agent applies Proceeds as set forth in the preceding sentence collected with respect to Secured Obligations held by one Secured Party to or on behalf of Secured Obligations held by a second Secured Party, the first Secured Party shall be deemed to have purchased a participation in the Secured Obligations held by the second Secured Party, or shall be subrogated to the rights of the second Secured Party to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

                  (b) Subject to Section 8.2(a) above, if any Secured Party (a "benefitted Secured Party") shall, in its capacity as a holder of Senior Debt, at any time receive any payment of all or part of its Senior Debt or interest thereon (whether voluntary or involuntary, through the exercise of any right of setoff under the Senior Debt Agreements or by operation of law, or otherwise), in a greater proportion than any such payment to any other Secured Party in respect of such other Secured Party's Senior Debt or interest thereon, then, unless any Senior Debt Agreement specifically provides for such payment to be made to the holders of Senior Debt (or a portion of such holders) on a non-proportionate basis, such benefitted Secured Party shall, promptly upon becoming aware thereof or upon receipt of notice by the Security Agent to such effect, pay to the Security Agent for the account of the other Secured Parties entitled thereto the portion of such payment of the Senior Debt, or interest thereon, which was made on a non-proportionate basis, for distribution by the Security Agent in accordance with the provisions of this Agreement and the other Senior Debt Agreements. Until such time as the provisions of the immediately preceding sentence have been complied with, the benefitted Secured Party shall be deemed to hold such amount required to be returned to the Security Agent in trust for the other Secured Parties entitled thereto.

                  Section 8.3 Turnover of Collateral. If any Secured Party (other than the Security Agent) acquires custody, control or possession of any Collateral or Proceeds (other than pursuant to a disposition or distribution thereof to such Secured Party in accordance with the provisions of this Agreement or the other Security Documents), such Secured Party shall promptly cause such Collateral or Proceeds to be delivered to or put in the custody, possession or control of the Security Agent for disposition or distribution in accordance with the provisions of this Agreement and the other Security Documents. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and Proceeds in trust for the parties entitled thereto hereunder.

                  Section 8.4 No Bankruptcy Filings or Foreclosure. Each of the Secured Parties hereby agrees that, except with the prior written consent of the Required Secured Parties, it shall not: (i) commence any bankruptcy or insolvency proceeding with respect to the Borrower or any Partner; or (ii) attempt to foreclose on, or assert or exercise any right or remedy available to it under this Agreement or any other Security Document with respect to, all or any portion of the Collateral.

                  Section 8.5 No Loans; No Liens. Except as contemplated by the Senior Debt Agreements, none of the Secured Parties shall (a) extend credit or make any loans or advances or issue any letters of credit to the Borrower which shall be in addition to those provided for in the Senior Debt Agreements as in effect on the date hereof and which shall be secured by any security interest, lien, pledge or mortgage covering any assets of the Borrower whatsoever, or (b) accept any further grant from the Borrower of any mortgage lien on, security interest in, or pledge of, any collateral which is not granted equally and ratably to all of the Secured Parties.

                  Section 8.6 Security Interests. The Security Agent, each Bank, each Institution and each Secured Counterparty hereby agrees that the liens and security interests granted to the Security Agent under the Security Documents shall be treated, as among the Secured Parties, as having equal priority and shall at all times be shared by the Secured Parties as provided herein.

                  Section 8.7 Intercreditor Agreement Regarding Amendment and Waiver of Senior Debt Agreements. In addition to any consent requirement contained in any Senior Debt Agreement, the consent of the Majority Lenders shall be required in connection with any amendment, supplement, modification or waiver of any term, provision, covenant or condition of any Senior Debt Agreement (including without limitation this Agreement) except as otherwise provided below:

                  (a) in addition to the consent of the Majority Lenders, the consent of each affected Lender shall be required in connection with any amendment, supplement, modification or waiver of any Note or the Project Loan Agreement which would reduce the amount or change the scheduled date of maturity of any Note held by such Lender or the amount or scheduled date of any installment of principal thereof, or reduce the stated rate of any interest, premium or fee or other amount payable thereunder or extend the scheduled date of any payment thereof or change the amount or change the expiration date of such Lender's Commitments;

                  (b) in addition to the consent of the Majority Lenders, the consent of the Issuing Bank shall be required in connection with any amendment, supplement, modification or waiver of Section 5, 6, 7.1, 7.9 or 7.10 of the Project Loan Agreement or any other provision of the Project Loan Agreement which would reduce the rate of any fee or other amount payable thereunder to the Issuing Bank or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of the Total VP Letter of Credit Commitments or the Total Bond Letter of Credit Commitments; provided that the Issuing Bank shall not agree to any extension of a Construction VP Expiration Date, a Term VP Expiration Date or a Bond L/C Expiration Date without the prior written consent of all of the Banks;

                  (c) the consent of all of the Lenders shall be required in connection with any amendment, supplement, modification or waiver of (i) Section
14.1 of the Project Loan Agreement, (ii) paragraphs (1) through (7) of Section
12.2 of the Project Loan Agreement or (iii) Section 9.3 of this Agreement;

                  (d) the consent of the Majority Banks shall be required to waive any one or more of the conditions precedent set forth in Section 9.3, 9.4,
9.5 or 9.6 of the Project Loan Agreement;

                  (e) in addition to the consent of the Majority Lenders, the consent of the Administrative Agent shall be required in connection with any amendment, supplement, modification or waiver of Section 13 of the Project Loan Agreement;

                  (f) the consent of each Secured Party shall be required (i) to release all or any part of the Collateral except in accordance with the Security Documents or Section 11.7 of the Project Loan Agreement as in effect on the date hereof, (ii) to amend, supplement, modify or waive any provision of this Article VIII and (iii) in connection with any amendment, supplement or other modification of the definition of "Majority Banks", "Majority Institutions", "Majority Lenders", "Required Secured Parties", "Secured Obligations" or "Senior Debt" (as such terms are defined herein and used in the Financing Documents);

                  (g) in addition to the consent of the Majority Lenders, the consent of the Security Agent shall be required in connection with any amendment, supplement, modification or waiver of Article II or Section 7.7 of this Agreement;

                  (h) the consent of the Required Secured Parties shall be required in connection with any amendment, supplement, modification or waiver of
Section 7.4(b) or 8.4 of this Agreement; and

                  (i) without the consent of any Secured Party, the Security Agent, at any time and from time to time, (i) may enter into one or more Security Deposit Agreement Supplements, Bank Transfer Supplements or Institutional Transfer Supplements to add additional Secured Parties hereto in accordance with Section 9.4 and (ii) may enter into one or more other agreements supplemental hereto or supplemental to the Project Mortgage, in form satisfactory to the Security Agent, to mortgage or pledge to the Security Agent, or grant a security interest in favor of the Security Agent in, any property or assets as security or additional security for the Secured Obligations, including without limitation, as contemplated by Section 10.16 of the Project Loan Agreement.

                  Section 8.8 Voting Rights Following True-Up. For purposes of (a) determining whether the consent of the "Majority Lenders", "Majority Institutions", "Majority Banks" or "Required Secured Parties" shall have been obtained in any circumstance under the Senior Debt Agreements or (b) the voting of any claim, or the voting in respect of or determining whether consent has been obtained in connection with any plan or other matter, in any bankruptcy, reorganization or insolvency of the Borrower, in each case at and after the purchase by any Bank of Participation Interests pursuant to its True-Up Obligation under Section 14.10(b) of the Project Loan Agreement, (i) the portion of the Institutional Notes represented by such Participation Interests shall be deemed to be not outstanding and (ii) there shall be included as part of the principal amount of Bank Project Loans held by such Bank the amount of the Participation Interests purchased by such Bank, unless and until such purchase of Participation Interests shall be rescinded as provided in clause (vii) of said Section 14.10(b).

                  Section 8.9 Bond Trustee and Bondholders. Without limiting the generality of Section 8.10 and notwithstanding anything in this Agreement or any other Security Document to the contrary, neither any Bond Trustee (other than any Secured Bond Trustee) or any holder of Bonds shall be a Secured Party for any purpose under this Agreement or any other Security Document or be entitled to the benefits hereof or thereof or in, to and under the Collateral.

                  Section 8.10 Beneficiaries. The agreements contained in this Article VIII are intended only for the benefit of the Secured Parties, and no Person (including, without limitation, the Borrower, the Partners and Southern and its Affiliates) other than the Secured Parties shall have any rights under this Article VIII. The Borrower hereby consents to the agreements contained in this Article VIII and consents to any exercise of rights by the Security Agent and the Secured Parties pursuant to this Article VIII.

                                   ARTICLE IX

                                  Miscellaneous

                  Section 9.1 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telex, telecopy or telegraph), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or, in the case of notice given by mail, private courier, overnight delivery service or telecopy, when received, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answerback received, addressed as follows in the case of the Borrower and the Security Agent, and in accordance with Section 6.2 in the case of the Secured Parties:

         The Borrower:                  Birchwood Power Partners, L.P.
                                        c/o SEI Birchwood, Inc.
                                        900 Ashwood Parkway, Suite 500
                                        Atlanta, Georgia  30338
                                        Attention:  President
                                        Telecopy:  (404) 393-9871

         The Security Agent:            Credit Suisse First Boston
                                        11 Madison Avenue
                                        19th Floor
                                        New York, New York  10010
                                        Attention:  Project Finance
                                        Telecopy:  (212) 212-325-8049

Any party hereto may change its address for notices, requests and demands by notice to the other parties in the manner provided in this Section 9.1.

                  Section 9.2 No Waivers. No failure on the part of the Security Agent or any other Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  Section 9.3 Amendments, Supplements and Waiver of this Agreement. This Agreement may not be amended or modified except in accordance with the provisions of this Section 9.3. Except as otherwise specifically provided in Section 8.7, with the written consent of the Majority Lenders, the Security Agent and the Borrower may from time to time enter into an amendment, supplement, waiver or other modification of this Agreement; provided that any amendment, supplement, waiver or other modification of Article VIII shall not require the consent of, and need not be executed by, the Borrower. Any such amendment, supplement, waiver or other modification shall be binding upon the Borrower, the Secured Parties and the Security Agent and their respective successors.

                  Section 9.4 Additional Secured Parties. (a) Each Purchasing Bank and Purchasing Institution meeting the requirements of Section 14.7 and 14.8, respectively, of the Project Loan Agreement shall become a party hereto by executing and delivering to the Security Agent an original Bank Transfer Supplement or Institutional Transfer Supplement, as the case may be. Each Interest Rate Hedging Counterparty specified in clause (i) of the definition thereof which shall enter into an Interest Rate Hedging Agreement after the execution and delivery of this Agreement shall become a party hereto by executing and delivering, concurrently with its execution and delivery of an Interest Rate Hedging Agreement in accordance with Section 10.21 of the Project Loan Agreement, a Security Deposit Agreement Supplement substantially in the form of Exhibit A (a "Security Deposit Agreement Supplement") and delivering an original thereof to the Security Agent. Each successor Administrative Agent and successor Security Agent appointed pursuant to Section 13.1(i) of the Project Loan Agreement or Section 2.6 hereof, as the case may be, shall, upon accepting its appointment as such, automatically and without further act become a party hereto, as Administrative Agent or Security Agent, as the case may be. In the event Unsupported Bonds are issued in accordance with Section 10.25 of the Project Loan Agreement, the Bond Trustee party to the Bond Indenture pursuant to which such Unsupported Bonds are issued shall become a party hereto, as a Secured Bond Trustee, by executing a Security Deposit Agreement Supplement and delivering an original thereof to the Security Agent. Upon receipt of any Bank Transfer Supplement, Institutional Transfer Supplement or Security Deposit Agreement Supplement in accordance with this Section 9.4(a), the Security Agent shall promptly deliver a copy thereof to the Borrower and each Secured Party.

                  (b) Subject to compliance with the provisions of Section 9.4(a), each Security Deposit Agreement Supplement shall become effective upon the execution thereof and delivery to the Security Agent. Upon receipt by the Security Agent of an executed Security Deposit Agreement Supplement, Bank Transfer Supplement or Institutional Transfer Supplement in accordance with
Section 9.4(a), and upon the appointment of a successor Administrative Agent or successor Security Agent, the Purchasing Bank, Purchasing Institution, Interest Rate Hedging Counterparty or Bond Trustee party thereto, or such successor Administrative Agent or successor Security Agent, as the case may be, shall become a "Secured Party" for all purposes under this Agreement and the other Security Documents, entitled to the benefits hereof and thereof and subject to the limitations on its rights as a Secured Party, in each case, as if originally a party hereto; provided that, notwithstanding anything in this Agreement or any other Security Document to the contrary, holders of Unsupported Bonds shall not be Secured Parties for any purpose under this Agreement or any other Security Document, and shall not be entitled to the benefits hereof or thereof or in, to and under the Collateral except through the Secured Bond Trustee party to the Bond Indenture pursuant to which such Unsupported Bonds were issued.

                  Section 9.5 Headings. The table of contents and the headings of Articles and Sections have been included herein for convenience only and should not be considered in interpreting this Agreement.

                  Section 9.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 9.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. Without the prior written consent of each of the Secured Parties, the Borrower may not assign or transfer any of its rights or obligations under this Agreement or any other Security Document.

                  Section 9.8 Counterparts. This Agreement may be signed by one or more of the parties hereto on any number of separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 9.9 Termination. (a) Upon the earlier of (i) receipt by the Security Agent from each Secured Party of a written direction to cause the Liens created by the Security Documents to be released and discharged or
(ii) payment in full of all Secured Obligations and the termination of all Commitments under the Project Loan Agreement, the Liens created by the Security Documents shall terminate forthwith and all right, title and interest of the Security Agent in and to the Collateral shall revert to the Borrower and its successors and assigns.

                  (b) Upon the termination of the Security Agent's Liens and the release of the Collateral in accordance with Section 9.9(a), the Security Agent will promptly, at the written request and expense of the Borrower, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such Liens or the release of the Collateral and (ii) deliver or cause to be delivered to the Borrower all property of the Borrower then held by the Security Agent or any agent or nominee thereof.

                  (c) This Agreement shall terminate when the Liens granted under the Security Documents have terminated and the Collateral has been released in accordance with Section 9.9(a); provided that the provisions of Sections 6.7, 6.8 and 6.9 shall not be affected by any such termination.

                  SECTION 9.10 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  Section 9.11 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages, other than, in the case of punitive damages, with respect to any Secured Party or the Security Agent which engages in willful misconduct.

                  SECTION 9.12 WAIVERS OF JURY TRIAL. THE BORROWER, THE
SECURITY AGENT AND THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Deposit and Intercreditor Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                      BIRCHWOOD POWER PARTNERS, L.P.

                                      By:   SEI Birchwood, Inc., a General
                                            Partner

                                            By:      /s/ George P. Henefeld
                                                     ---------------------------
                                                     Name: George P. Henefeld
                                                     Title: Vice President

                                      By:   Cogentrix / Birchwood Two, L.P., a
                                            General Partner

                                            By: Cogentrix of Birchwood I, Inc.,
                                                its Sole General Partner

                                            By:      /s/ Thomas F. Schwartz
                                                     ---------------------------
                                                     Name: Thomas F. Schwartz
                                                     Title: Senior Vice
                                                            President-Finance
                                                            Treasurer


                                      CREDIT SUISSE FIRST BOSTON,
                                        as Security Agent

                                      By:   /s/ Andrew B. Leon
                                            ---------------------------
                                            Name: Andrew B. Leon
                                            Title: Vice President

                                      By:   /s/ Kevin V. Soucy
                                            ---------------------------
                                            Name: Kevin V. Soucy
                                            Title: Associate

                                   CREDIT SUISSE FIRST BOSTON,
                                     as Administrative Agent, Issuing
                                     Bank, a Bank, a Secured
                                     Counterparty and as a Secured
                                     Party

                                   By:      /s/ Andrew B. Leon
                                            ---------------------------
                                            Name: Andrew B. Leon
                                            Title: Vice President

                                   By:      /s/ Kevin V. Soucy
                                            ---------------------------
                                            Name: Kevin V. Soucy
                                            Title: Associate


                                   PARIBAS, NEW YORK BRANCH
                                     as a Bank and as a Secured Party

                                   By:      /s/ Tim Vincent
                                            ---------------------------
                                            Name: Tim Vincent
                                            Title: AVP

                                   By:      /s/ Ralph Scholtz
                                            ---------------------------
                                            Name: Ralph Scholtz
                                            Title: Director


                                   PARIBAS, PARIS, as a Secured Party and as a
                                     Secured Counterparty

                                   By:      /s/ Patrick Miller
                                            ---------------------------
                                            Name: Patrick Miller
                                            Title: Authorized Signatory

                                   By:      /s/ Dean Rock
                                            ---------------------------
                                            Name: Dean Rock
                                            Title: Trader

                                   BARCLAYS BANK PLC,
                                     as a Bank, a Secured Counterparty
                                     and as a Secured Party

                                   By:      /s/ Sydney G. Dennis
                                            ---------------------------
                                            Name: Sydney G. Dennis
                                            Title: Director


                                   UNION BANK OF CALIFORNIA, N.A.,
                                     as a Bank, a Secured Counterparty, and as a Secured Party

                                   By:      /s/ Susan K. Johnson
                                            ---------------------------
                                            Name: Susan K. Johnson
                                            Title: Vice President


                                   THE TORONTO-DOMINION BANK, as a Bank
                                     and as a Secured Party

                                   By:      /s/ Jeffery R. Lents
                                            ---------------------------
                                            Name: Jeffery R. Lents
                                            Title: Mgr. Cr. Admin.


                                   NATIONAL WESTMINSTER BANK Plc, as a
                                     Bank and as a Secured Party

                                   By:      /s/ Maria Amaral-LeBlanc
                                            ---------------------------
                                            Name: Maria Amaral-LeBlanc
                                            Title: Vice President

                              BANQUE NATIONALE DE PARIS, as a Bank and
                                as a Secured Party

                              By:      /s/ Robert Munczinski
                                       ---------------------------
                                       Name: Robert Munczinski
                                       Title: Senior Vice President

                              By:      /s/ Tom Cantello
                                       ---------------------------
                                       Name: Tom Cantello
                                       Title: Assistant Vice President


                              THE FUJI BANK LTD, as a Bank and as a
                                Secured Party

                              By:      Takeo Kada
                                       ---------------------------
                                       Name: Takeo Kada
                                       Title: Senior Vice President


                              THE BANK OF NOVA SCOTIA, as a Bank and as
                                a Secured Party

                              By:      /s/ D.J. Dupont
                                       ---------------------------
                                       Name: D.J. Dupont
                                       Title: Sr. Relationship Manager


                              THE SANWA BANK, LIMITED, NEW YORK
                                BRANCH, as a Bank and as a Secured Party

                              By:      /s/ David A. Leech
                                       ---------------------------
                                       Name: David A. Leech
                                       Title: Vice President

                                   JOHN HANCOCK MUTUAL LIFE INSURANCE
                                     COMPANY, as an Institution and as
                                     a Secured Party

                                   By:      /s/ Carl F. Knowlton
                                            ---------------------------
                                            Name: Carl F. Knowlton
                                            Title: Assistant Investment Officer


                                   JOHN HANCOCK VARIABLE LIFE INSURANCE
                                     COMPANY, as an Institution and as a
                                     Secured Party

                                   By:      /s/ Barry E. Welch
                                            ---------------------------
                                            Name: Barry E. Welch
                                            Title: Second Vice President



                                   MELLON BANK, N.A., solely in its capacity as
                                    Trustee for the LONG-TERM INVESTMENT TRUST
                                    (as directed by John Hancock Mutual Life
                                    Insurance Company), and not in its
                                    individual capacity, as an Institution and as a Secured Party

                                   By:      /s/ Carole Bruno
                                            ---------------------------
                                            Name: Carole Bruno
                                            Title: Authorized Signatory


                                    MELLON BANK, N.A., solely in its capacity as Trustee for the NYNEX MASTER PENSION TRUST (as directed by John Hancock Mutual Life Insurance Company), and not in its individual capacity, as an Institution and as a Secured Party

                                   By:      /s/ Carole Bruno
                                            ---------------------------
                                            Name: Carole Bruno
                                            Title: Authorized Signatory

                              COMMONWEALTH OF PENNSYLVANIA
                                STATE EMPLOYES' [sic] RETIREMENT
                                SYSTEM, as an Institution and as a Secured Party

                              By: John Hancock Mutual Life Insurance Company,
                                  as Investment Adviser

                              By:      /s/ Barry E. Welch
                                       ---------------------------
                                       Name: Barry E. Welch
                                       Title: Second Vice President


                              ALLSTATE INSURANCE COMPANY,
                                as an Institution and as a
                                Secured Party

                              By:      ________________________________
                                       Name:
                                       Title:

                              By:      ________________________________
                                       Name:
                                       Title:

                              ALLSTATE LIFE INSURANCE COMPANY,
                                as an Institution and as a
                                Secured Party

                              By:      /s/ Patricia W. Wilson
                                       ---------------------------
                                       Name: Patricia W. Wilson
                                       Title:

                              By:      /s/ Ronald G. Mendel
                                       ---------------------------
                                       Name: Ronald G. Mendel
                                       Title:

                              ALLSTATE LIFE INSURANCE COMPANY
                                OF NEW YORK, as an Institution and as a
                                Secured Party

                              By:      /s/ Patricia W. Wilson
                                       ---------------------------
                                       Name: Patricia W. Wilson
                                       Title:

                              By:      /s/ Ronald G. Mendel
                                       ---------------------------
                                       Name: Ronald G. Mendel
                                       Title:


                              NEW YORK LIFE INSURANCE COMPANY,
                                as an Institution and as a
                                Secured Party

                              By:      /s/ Jamie N. Manson
                                       ---------------------------
                                       Name: Jamie N. Manson
                                       Title: Director

                                    Annex A:

                                   DEFINITIONS

                  The terms defined herein relate to the Project Loan Agreement (as defined below) and certain other Loan Documents executed, or to be executed, in connection with the transactions contemplated by the Project Loan Agreement. Certain terms not defined herein nor defined in the Project Loan Agreement shall have the meanings assigned thereto in the Security Deposit Agreement. If, and to the extent that, the Project Loan Agreement shall be amended, modified or supplemented from time to time pursuant to the terms thereof, this Annex and the Annex to each Loan Document that incorporates this Annex shall be, or be deemed to have been, amended, modified or supplemented concurrently with the execution and delivery of each such amendment, modification or supplement of the Project Loan Agreement, in order to conform the definitions herein to the new or amended definitions set forth in or required by each such amendment, modification or supplement of the Project Loan Agreement. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  "Access and Utility Easement Agreement": the Access and Utility Easement, dated as of April 21, 1994, among Frank B. Taylor and Laura Stuart Taylor, Dominion Growers of Fredericksburg, Inc. and the Borrower, amended, supplemented or otherwise modified from time to time in accordance with
Section 11.12(a) of the Project Loan Agreement.

                  "Accounts": the Institutional Loan Proceeds Account, the Construction Account, the Accrued Interest Account, the Repair and Maintenance Account, the Debt Service Reserve Account, the Project Control Account, the Additional Collateral Account, the Special Payment Account, the Final Completion Escrow Account, the Insurance and Property Tax Reserve Account, Bond Transfer Accounts and the Distributions Account.

                  "Accrued Interest Account": the Accrued Interest Account established and maintained pursuant to the Security Deposit Agreement.

                  "Additional Collateral Account": the Additional Collateral Account established and maintained pursuant to the Security Deposit Agreement.

                  "Additional Contract": any contract entered into by the Borrower after the execution and delivery of the Project Loan Agreement, providing for (i) the transmission or sale by the Borrower of any of the Facility's electrical or steam output; (ii) the supply or transportation of Coal to the Facility; (iii) the removal of ash or other by-products from the Facility; or (iv) the financing or leasing of equipment or the supply of goods or services essential to the operation of the

Facility (other than employment contracts and contracts involving less than $500,000 annually or having a maximum term (including renewal options) of less than six months).

                  "Administrative Agent": Credit Suisse First Boston, in its capacity as administrative agent for the Banks, or any successor in such capacity appointed pursuant to Section 13.1(i) of the Project Loan Agreement.

                  "Affiliate": as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests or by contract or otherwise; provided that any Person owning, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a corporation, or 10% or more of the partnership or other ownership interests of any other Person, is deemed to control such corporation or other Person.

                  "Agents":  the Administrative Agent and the Security Agent.

                  "Aggregate Prepayment Amount": as defined in Section 7.4(b) of the Project Loan Agreement.

                  "Agreement": as used in any Loan Document, such Loan Document, as amended, supplemented or otherwise modified and in effect from time to time.

                  "Annual O&M Bonus": as defined in Section 1.2 of the Security Deposit Agreement.

                  "Anticipated Commercial Operations Date": as defined in the Power Purchase Agreement.

                  "Applicable Bank Loan Margin": for each Type of Bank Loan during the applicable period set forth in Schedule 2 to the Project Loan Agreement, the rate per annum set forth under the relevant column heading in said Schedule 2.

                  "Applicable Institutional Loan Margin": with respect to each Institutional Loan, the "Applicable Institutional Loan Margin" determined in accordance with the Institutional Note evidencing such Institutional Loan.

                  "Arch":  Arch Mineral Corporation.

                  "Arch Back-Up Coal Supply Agreement": the Agreement dated as of May 18, 1994 among Arch, Cumberland River Coal Company, ACS Sales Company, the Coal Transporter and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Ash Disposal Agreement": the Ash Disposal Agreement dated as of May 6, 1994 between JTM Industries, Inc. and the Borrower, relating to ash hauling and disposal services in respect of the Facility, as amended, supplemented or otherwise modified from time to time in accordance with the provisions of Section 11.12(a) of the Project Loan Agreement.

                  "Available Loan Commitments": at any time, the excess of (a) the Total Loan Commitments (other than the Total Bank L/C Loan Commitments) over
(b) the aggregate principal amount of Loans (other than Bank L/C Loans and Bank Liquidity Loans) then outstanding.

                  "Bank Commitment Percentage":  at any time:

                  (a) with respect to any Bank, a fraction (expressed as a percentage), the numerator of which is the sum of (i) the aggregate unpaid principal amount of Bank Loans then outstanding, (ii) the unused portion of the Total Bank Loan Commitments then in effect and (iii) the Letter of Credit Exposure at such time, and the denominator of which is the Total Exposure; and

              (b) with respect to any Interest Rate Hedging Counterparty, a fraction (expressed as a percentage), the numerator of which is the aggregate amount of Swap Termination Obligations calculated as of such day, and the denominator of which is the Total Exposure.

As used in this definition, "Total Exposure" means, at any time, the sum of (i) the aggregate unpaid principal amount of Loans then outstanding, (ii) the unused portion of the Total Bank Loan Commitments then in effect, (iii) the Letter of Credit Exposure at such time and (iv) the aggregate amount of Swap Termination Obligations calculated as of such day.

                  "Bank Default Rate": (a) with respect to any Base Rate Loan, for each date during the applicable period, the rate applicable pursuant to paragraph (b) of Section 3.7 of the Project Loan Agreement plus 2.0%, (b) with respect to any C/D Rate Loan or Eurodollar Loan, during the Bank Loan Interest Period with respect thereto, the rate applicable during such Bank Loan Interest Period pursuant to paragraph (a) or (c), as the case may be, of Section 3.7 of the Project Loan Agreement plus 2.0% and (c) with respect to any other amount payable by the Borrower, the Base Rate plus the Applicable Bank Loan Margin for Base Rate Loans plus 2.0%.

                  "Bank Fee Letter": the letter agreement dated the date of the Project Loan Agreement among the Co-Agents, the Administrative Agent and the Borrower setting forth certain fees payable by the Borrower to the Administrative Agent and the Banks.

                  "Bank L/C Loans": Bank Loans the proceeds of which are to be used solely as provided in Section 10.1(b)(ii) of the Project Loan Agreement.

                  "Bank L/C Note": as defined in Section 3.3(b) of the Project Loan Agreement.

                  "Bank Liquidity Loan": Bank Loans the proceeds of which are to be used solely to finance Bond Reimbursement Obligations arising in respect of Liquidity Drawings as provided in Section 10.1(b)(iii) of the Project Loan Agreement.

                  "Bank Liquidity Note": as defined in Section 3.3(c) of the Project Loan Agreement.

                  "Bank Loan Commitment Period": (a) with respect to Bank Project Loans, the period commencing on and including the first day of the Construction Period to and including the last day thereof, (b) with respect to Bank L/C Loans made to finance Construction VP Reimbursement Payments, the period commencing on and including the first day of the Construction Period to and including the termination of the Construction VP Letter of Credit in accordance with Section 6.5 of the Project Loan Agreement, (c) with respect to Bank L/C Loans made to finance Term VP Reimbursement Payments, the period commencing on and including the date on which the Term VP Letter of Credit is issued to and including the termination thereof in accordance with Section 6.5 of the Project Loan Agreement and (d) with respect to Bank L/C Loans and Bank Liquidity Loans made to finance Bond Reimbursement Payments under a Bond Letter of Credit, the period commencing on and including the date on which such Bond Letter of Credit is issued to and including the termination thereof in accordance with Section 5.4 of the Project Loan Agreement; provided that Bank L/C Loans made to refinance Bank Liquidity Loans may be made only on the applicable Bond L/C Expiration Date.

                  "Bank Loan Facility": the construction and term credit facility provided by the Banks to the Borrower pursuant to Section 3 of the Project Loan Agreement, under which the Banks will make Bank Loans from time to time in accordance with the terms thereof.

                  "Bank Loan Final Maturity Date": the fifteenth anniversary of the Commercial Operations Date.

                  "Bank Loan Installment Payment Date": as defined in Section 3.4(a) of the Project Loan Agreement.

                  "Bank Loan Interest Payment Date": (a) as to any Base Rate Loan, the last day of March, June, September and December of each year, commencing with the first such day to occur after the Closing Date, and the date on which such Loan is paid or converted into a Bank Loan of another Type, (b) as to any Eurodollar Loan having a Bank Loan Interest Period of three months or less and any C/D Rate Loan having a Bank Loan Interest Period of 90 days or less, the last day of such Bank Loan Interest Period, and (c) as to any Eurodollar Loan or C/D Rate Loan having a Bank Loan Interest Period longer than three months or 90 days, respectively, each day which is three months or 90 days, respectively, or a whole multiple thereof, after the first day of such Bank Loan Interest Period, and the last day of such Bank Loan Interest Period.

                  "Bank Loan Interest Period": (a) with respect to any Eurodollar Loan:

                      (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months (or, if available to all of the Banks, nine months, twelve months or longer) thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                    (ii) thereafter, each period commencing on the last day of the next preceding Bank Loan Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months (or, if available to all of the Banks, nine months, twelve months or longer) thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Bank Loan Interest Period with respect thereto; and

                  (b)      with respect to any C/D Rate Loan:

                      (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such C/D Rate Loan and ending 30, 60, 90 or 180 days (or, if available to all of the Banks, 270 days) thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                     (ii) thereafter, each period commencing on the last day of the next preceding Bank Loan Interest Period applicable to such C/D Rate Loan and ending 30, 60, 90 or 180 days (or, if available to all of the Banks, 270 days) thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than two Business Days prior to the last day of the then current Bank Loan Interest Period with respect thereto;

provided that all of the foregoing provisions relating to Bank Loan Interest Periods are subject to the following:

                  (1) if any Bank Loan Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Bank Loan Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Bank Loan Interest Period into another calendar month, in which event such Bank Loan Interest Period shall end on the immediately preceding Business Day;

                  (2) if any Bank Loan Interest Period pertaining to a C/D Rate Loan would otherwise end on a day that is not a Business Day, such Bank Loan Interest Period shall be extended to the next succeeding Business Day;

                  (3) any Bank Loan Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Bank Loan Interest Period) shall end on the last Business Day of a calendar month;

                  (4) the Borrower shall select Bank Loan Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan or C/D Rate Loan during a Bank Loan Interest Period for such Loan; and

                  (5) the Borrower shall not select a Bank Loan Interest Period that ends after the Bank Loan Final Maturity Date.

                  "Bank Loans": as defined in Section 3.1 of the Project Loan Agreement.

                  "Bank Notes": collectively, the Bank Project Notes, the Bank L/C Notes and the Bank Liquidity Notes.

                  "Bank Project Loans": Bank Loans the proceeds of which are to be used solely to pay Project Costs and otherwise as provided in Section 10.1(b)(i) of the Project Loan Agreement.

                  "Bank Project Note": as defined in Section 3.3(a) of the Project Loan Agreement.

                  "Bank Transfer Supplement": as defined in Section 14.7(b) of the Project Loan Agreement.

                  "Bankruptcy Code": Title 11, Unites States Code, as amended from time to time.

                  "Banks": the banks and other financial institutions which are identified as "Banks" in, and are from time to time party to, the Project Loan Agreement.

                  "Base Case Projections" as defined in Section 9.1(w) of the Project Loan Agreement.

                  "Base Fuel Compensation Price": as defined in Section 10.2 of the Power Purchase Agreement.

                  "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Federal Funds Effective Rate as in effect at such time plus 0.5% and (b) the per annum rate of interest from time to time publicly announced by the Administrative Agent at its principal office in the United States as its base lending rate for domestic (United States) commercial loans (which rate may not be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to its other customers). For purposes hereof, "Federal Funds Effective Rate" means, with respect to each day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
(ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as the Administrative Agent may reasonably determine. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the rate referred to in clause (b) of the first sentence of this definition or in the Federal Funds Effective Rate shall be effective as of the opening of business on the date of such change in the rate referred to in such clause (b) or the Federal Funds Effective Rate, respectively.

                  "Base Rate Loans": Bank Loans the rate of interest applicable to which is based on the Base Rate.

                  "Basic Monthly O&M Fee": as defined in Section 1.2 of the Security Deposit Agreement.

                  "Birchwood Development": Birchwood Development Corp., a Delaware corporation.

                  "Bond Contribution Amount": as defined in the Southern Equity Contribution Agreement.

                  "Bond Documents": collectively, the Bonds and each other instrument or agreement entered into by the Borrower, the Bond Issuer or any Bond Trustee in connection with the issuance, sale and marketing from time to time of the Bonds, including without limitation any Bond Indenture, sale agreement between the Bond Issuer and the Borrower, Bond purchase agreement, official statement and remarketing agreement, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.11(a) of the Project Loan Agreement.

                  "Bond Indenture": with respect to each issuance of Bonds, the indenture executed by the Bond Issuer and the relevant Bond Trustee pursuant to which such Bonds are issued.

                  "Bond Issuer": the Industrial Development Authority of King George County, Virginia.

                  "Bond L/C Expiration Date": with respect to each Bond Letter of Credit, the seventh anniversary of the Closing Date, or such later date to which the Bond L/C Expiration Date with respect to such Bond Letter of Credit has been extended in accordance with Section 5.6 of the Project Loan Agreement.

                  "Bond Letter of Credit": each irrevocable direct pay letter of credit to be issued by the Issuing Bank in favor of the Bond Trustee on any Business Day during the Construction Period pursuant to Section 5.1(a) of the Project Loan Agreement, substantially in the form of Exhibit C-3 to the Project Loan Agreement (with such changes therein as shall be acceptable to the Issuing Bank and the Majority Banks), as amended, supplemented or otherwise modified from time to time in accordance with its terms, and any replacement therefor issued pursuant to Section 5.2(b) of the Project Loan Agreement.

                  "Bond Letter of Credit Disbursement": any payment or disbursement made by or on behalf of the Issuing Bank under any Bond Letter of Credit.

                  "Bond Letter of Credit Facility": the letter of credit facility provided by the Issuing Bank and the Banks to the Borrower pursuant to
Section 5 of the Project Loan Agreement, under which the Issuing Bank agrees to issue the Bond Letters of Credit in accordance with the terms thereof.

                  "Bond Pledge Agreement": a pledge agreement to be entered into among the Borrower, the Security Agent and a bond pledge agent with respect to an issue of Bonds, which shall provide for the pledge of Bonds that are purchased with the proceeds of a drawing under the related Bond Letter of Credit and not immediately remarketed and shall be satisfactory in form and substance to the Administrative Agent and the Majority Institutions.

                  "Bond Reimbursement Obligations": as defined in Section 5.5(b) of the Project Loan Agreement.

                  "Bond Reimbursement Payment": as defined in Section 5.5(a) of the Project Loan Agreement.

                  "Bonds": the Series 1994A, Series 1994B, Series 1995, Series 1996A and, if issued, Series 1997 tax-exempt private activity bonds issued or to be issued by the Bond Issuer at the request of the Borrower pursuant to one or more Bond Indentures in accordance with Section 10.25 of the Project Loan Agreement, in an original aggregate principal amount not to exceed $50,000,000.

                  "Bond Transfer Accounts": the Bond Transfer Account-Series 1994A, the Bond Transfer Account-Series 1994B, the Bond Transfer Account-Series 1995, the Bond Transfer Account-Series 1996A and the Bond Transfer Account-Series 1997, established and identified as such pursuant to Section 3.1(a) of the Security Deposit Agreement.

                  "Bond Trustee": with respect to each issuance of Bonds, the trustee under the Bond Indenture pursuant to which such Bonds are issued, and its successors in such capacity appointed in the manner provided for in such Bond Indenture.

                  "Borrower": Birchwood Power Partners, L.P., a Delaware limited partnership.

                  "Borrower Account": as defined in Section 7.11(b) of the Project Loan Agreement.

                  "Borrower Representative": any officer or member of the management committee of the Borrower or, for so long as it shall be a General Partner, of SEI Birchwood.

                  "Borrower Stock Assignment": the Borrower Stock Assignment made by the Borrower in favor of the Security Agent, substantially in the form of Exhibit H to the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Borrowing Date": (a) with respect to Bank Loans, any of the Closing Date, any Monthly Construction Disbursement Date or any Scheduled Senior Debt Service Payment Date on which the Borrower requests Bank Project Loans, or any Business Day on which the Borrower requests Bank L/C Loans or Bank Liquidity Loans, in each case pursuant to Section 3.2 of the Project Loan Agreement; and
(b) with respect to Institutional Loans, any of the Closing Date or any Monthly Construction Disbursement Date on which the Borrower requests Institutional Loans pursuant to Section 4.2 of the Project Loan Agreement.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (with respect to Eurodollar Loans only) on which deposits in foreign currencies and exchange between banks may be carried on in London, England.

                  "Business Interruption Insurance Proceeds": any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to the partial or complete interruption of the operation of the Project.

                  "Buy-Down Amount Proceeds": any and all amounts paid by the Facility Contractor to the Borrower pursuant to Section 8.1 or 8.6 of the Facility Construction Contract or by the Parent Guarantor to the Borrower pursuant to the Facility Construction Contract Guarantee in respect thereof.

                  "Buy-Down Prepayment Notice": as defined in Section 7.3(c) of the Project Loan Agreement.

                  "Capital Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                  "Cash Operating Costs": for any period, the sum of the following for the Borrower (determined without duplication): (i) all salaries, bonuses, employee benefits and other compensation paid plus (ii) the cost of Coal, limestone and other materials and utilities paid, including the transportation costs paid for transporting Coal, limestone and such other materials and utilities to the Facility, plus (iii) ash disposal costs paid plus
(iv) insurance premiums paid plus (v) costs of operating and maintaining the Project (including, without limitation, Major Maintenance Expenses and other payments made under the Operating and Maintenance Agreement) paid plus (vi) rent paid under leases permitted by Section 11.15 of the Project Loan Agreement plus
(vii) amounts paid by the Borrower to the Greenhouse Owner pursuant to the Steam Sales Agreement or loaned from time to time by the Borrower to the Greenhouse Owner under the working capital loan commitment of the New Greenhouse Loan Agreement plus (viii) amounts deposited in the Repair and Maintenance Account plus (ix) real and personal property, use, sales and similar taxes paid plus (x) fees paid for accounting, legal and other professional services plus (xi) general and administrative expenses paid plus (xii) capital expenditures paid plus (xiii) ongoing fees and expenses of any Bond Trustee, the Security Agent and the Administrative Agent paid (including, without limitation, amounts paid pursuant to Section 6.7 of the Security Deposit Agreement or Section 14.5 of the Project Loan Agreement) plus (xiv) the Basic Monthly O&M Fee and Annual O&M Bonus paid to the Facility Operator pursuant to the Operations and Maintenance Agreement plus (xv) all other cash expenditures relating to operating costs of the Project paid plus (xvi) federal, state and local income taxes paid, if any; provided that there shall be excluded from the foregoing items costs that are paid with amounts withdrawn from the Repair and Maintenance Account.

                  "Cash Release Date": each Quarterly Distribution Date that immediately follows a Quarterly Calculation Date on which neither the Historical Debt Coverage Ratio nor the Projected Debt Coverage Ratio was less than 1.25 to 1.0.

                  "Cash Trap Date": each Quarterly Distribution Date immediately following a Quarterly Calculation Date on which either the Historical Debt Coverage Ratio or the Projected Debt Coverage Ratio was less than 1.20 to 1.0.

                  "Casualty Insurance Proceeds": any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to any damage to, or destruction in whole or in part of, the Project.

                  "C/D Assessment Rate": for any day as applied to any C/D Rate Loan, the net annual assessment rate (rounded upward, if necessary, to the nearest 1/100th of 1%) determined by the Administrative Agent to be payable on such day to the Federal Deposit Insurance Corporation or any successor ("FDIC") for FDIC's insuring time deposits made in Dollars at offices of the Administrative Agent in the United States.

                  "C/D Base Rate": with respect to each day during each Bank Loan Interest Period pertaining to a C/D Rate Loan, the rate of interest per annum determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest 1/16th of 1%) of the respective rates determined by the Administrative Agent as the average rate bid at 10:00 A.M., New York City time, or as soon thereafter as practicable, on the first day of such Bank Loan Interest Period, by a total of three certificate of deposit dealers of recognized standing selected by the Administrative Agent for the purchase at face value from the Administrative Agent of its certificates of deposit in an amount comparable to the C/D Rate Loan of the Administrative Agent to which such Bank Loan Interest Period applies and having a maturity comparable to such Bank Loan Interest Period.

                  "C/D Rate": with respect to each day during each Bank Loan Interest Period pertaining to a C/D Rate Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/100th of 1%):

                          C/D Base Rate         + C/D Assessment Rate
                  -----------------------------
                  1.00 - C/D Reserve Percentage

                  "C/D Rate Loans": Bank Loans the rate of interest applicable to which is based upon the C/D Rate.

                  "C/D Rate Tranche": as defined in Section 3.6 of the Project Loan Agreement.

                  "C/D Reserve Percentage": for any day as applied to any C/D Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "Board"), for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars.

                  "Change Order": (a) with respect to the Facility, a "Change" (as defined in Section 1.1 of the Facility Construction Contract), or (b) with respect to the Greenhouse, a "Change" defined in Section 1.1 of the Greenhouse Construction Contract.

                  "Closing Date": May 25, 1994.

                  "Co-Agents": Banque Paribas, New York Branch, Barclays Bank PLC, Credit Suisse First Boston and Union Bank.

                  "Coal": the coal purchased by the Borrower pursuant to the Coal Supply Agreement, the SEI Coal Procurement Letter or the Arch Back-Up Coal Supply Agreement for the operation of the Facility.

                  "Coal Adjustment Agreement": the Special Adjustment Agreement dated as of July 22, 1993 among the Coal Supplier, the Coal Transporter and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Coal Consultant": John T. Boyd Company, or such other coal consultant reasonably acceptable to the Borrower as the Majority Lenders may designate to examine and advise the Lenders with respect to the matters referred to in Section 9.1(l) of the Project Loan Agreement and to prepare the annual Coal Report update required to be delivered pursuant to Section 10.2(d) of the Project Loan Agreement.

                  "Coal Report": the report of the Coal Consultant delivered pursuant to Section 9.1(l) of the Project Loan Agreement.

                  "Coal Supplier": (i) collectively, Neweagle Industries, Inc., a Virginia corporation, Neweagle Coal Sales Corp., a Virginia corporation, Laurel Creek Co., Inc., a Delaware corporation, and Rockspring Development, Inc., a Delaware corporation, or (ii) subject to compliance with the provisions of Section 11.14 of the Project Loan Agreement, their respective successors and assigns.

                  "Coal Supply Agreement": the Coal Supply Agreement dated as of July 22, 1993, as amended by First Amendment dated as of May 18, 1994, between the Borrower and the Coal Supplier, as may be further amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Coal Transportation Agreement": the Coal Transportation Agreement dated as of July 22, 1993, as amended by First Amendment dated as of April 28, 1994, between the Borrower and the Coal Transporter, as may be further amended, supplemented or otherwise modified from time to time in accordance with
Section 11.12(a) of the Project Loan Agreement.

                  "Coal Transporter": ER&L Birchwood, Inc., a Delaware corporation and a wholly-owned direct subsidiary of CSXT and a wholly-owned indirect subsidiary of CSX.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral": collectively, the Mortgaged Property, the Security Deposit Collateral, the Southern Equity Contribution Collateral, the Partner Collateral, any Bonds (and the proceeds thereof) pledged pursuant to a Bond Pledge Agreement and the Pledged Securities.

                  "Commercial Operations Date": as defined in Section 1.5 of the Power Purchase Agreement.

                  "Commitment": (a) as to any Bank, its Commitment Percentage of the Total Bank Project Loan Commitments, the Total Bank L/C Loan Commitments, the Total VP Letter of Credit Commitments and the Total Bond Letter of Credit Commitments; and (b) as to any Institution, its Commitment Percentage of the Total Institutional Commitments.

                  "Commitment Percentage": (a) with respect to any Bank, the percentage set forth next to such Bank's name under the caption "Commitment Percentage" on Part A of Schedule 1 to the Project Loan Agreement, as the same may from time to time be modified or amended in accordance with Section 14.7 of the Project Loan Agreement or otherwise in accordance with the terms thereof and
(b) with respect to any Institution, the percentage set forth next to such Institution's name under the caption "Commitment Percentage" on Part B of
Schedule 1 to the Project Loan Agreement, as the same may from time to time be modified or amended in accordance with Section 14.8 of the Project Loan Agreement or otherwise in accordance with the terms thereof.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

                  "Completion Date": the date on which the following conditions shall have been satisfied:

                  (a) the Commercial Operations Date shall have occurred and all of the conditions set forth in Section 2.3 of the Power Purchase Agreement shall have been satisfied;

                  (b) the Facility shall have been completed and accepted (except for punchlist items) by the Borrower in accordance with Section
         6.4.1 of the Facility Construction Contract, and the Greenhouse shall have been completed and accepted (except for punchlist items) by the Greenhouse Owner in accordance with Section 3.3 of the Greenhouse Construction Contract;

                  (c) the Administrative Agent and the Institutions shall have received, with a counterpart for each Bank, the Facility Completion Certificate duly executed and delivered by the Borrower and the Independent Engineer and the Greenhouse Completion Certificate duly executed and delivered by the Borrower, the Greenhouse Owner, the Greenhouse Operator and the Independent Engineer;

                  (d) the Administrative Agent and the Institutions shall have received evidence in form and substance reasonably satisfactory to the Administrative Agent and the Majority Institutions that either (i) all Project Costs necessary to achieve Final Completion of the Facility and the Greenhouse shall have been paid in full and there shall be no disputes concerning payment for work performed, services rendered or material or equipment furnished with respect to the Project or the Greenhouse involving any potential liability to the Borrower (collectively, "Disputes"); or (ii) there shall have been deposited into the Final Completion Escrow Account pursuant to Section 4.3 of the Security Deposit Agreement an amount equal to the sum of (x) 150% of the amount, determined in good faith by the Borrower, the Administrative Agent and Majority Institutions (after consultation with the Independent Engineer), sufficient to pay all punchlist items and other Project Costs necessary to achieve Final Completion of the Facility and the Greenhouse, (y) 100% of the amount, determined in good faith by the Borrower, the Administrative Agent and the Majority Institutions, which would fully cover any potential liability of the Borrower with respect to any pending Disputes and (z) the unpaid amount of the maximum Heat Rate Bonus which is, or could be, owing to the Facility Contractor following the Completion Date;

                  (e) (i) the Initial Repair and Maintenance Reserve Amount shall have been deposited on or prior to such day in the Repair and Maintenance Account; and (ii) the Borrower shall have applied at least $3,500,000 of the proceeds of the Bank Project Loans and Equity Funding Loans for initial working capital purposes or deposited such amount into the Project Control Account on the Completion Date for such purposes;

                  (f) all Governmental Approvals and other consents and approvals referred to in Section 8.7 of the Project Loan Agreement, including without limitation those listed in Part B of Schedule 6 thereof (other than filings required to be made on a later date by the terms of such Governmental Approvals), shall have been duly obtained or made and shall be in full force and effect, none of such Governmental Approvals or other consents or approvals shall be the subject of any pending or threatened judicial or administrative proceedings, and if the applicable statute, rule or regulation provides for a fixed period for judicial or administrative appeal or review thereof, such period shall have expired. In addition, a copy of each such Governmental Approval, consent or approval shall have been delivered to the Administrative Agent (with a copy for each Bank) and the Institutions; and

                  (g) the Equity Funding Termination Date shall have occurred; provided that, for purposes hereof, the provisions of clause (iii) of the definition of "Equity Funding Termination Date" shall be deemed to have been satisfied if there are no unpaid amounts owing by Southern under the Construction Contract Guarantees at such time.

                  "Consents to Assignment": collectively, (i) each Consent to Assignment, each substantially in the form of one of Exhibits I-1 to I-10, to be executed and delivered by each of the parties (other than the Borrower) to each Project Document in effect on the Closing Date, and (ii) with respect to each Additional Contract, the Consent to Assignment to be executed by the parties thereto (other than the Borrower) as provided in Section 10.16 of the Project Loan Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Majority Institutions.

                  "Construction Account": the Construction Account established and maintained pursuant to the Security Deposit Agreement.

                  "Construction Contracts": collectively, the Facility Construction Contract and the Greenhouse Construction Contract.

                  "Construction Contract Guarantees": collectively, the Facility Construction Contract Guarantee and the Greenhouse Construction Contract Guarantee.

                  "Construction Period": the period from and including the Closing Date to and including the Construction Period Termination Date.

                  "Construction Period Termination Date": the earlier of (a) the Completion Date and (b) Date Certain.

                  "Construction Progress Report": the report of the Borrower required to be delivered pursuant to Section 10.2(a) of the Project Loan Agreement.

                  "Construction VP Expiration Date": the Date Certain, or such later date to which the Construction VP Expiration Date has been extended in accordance with Section 6.7 of the Project Loan Agreement.

                  "Construction VP Letter of Credit": the irrevocable direct pay letter of credit to be issued by the Issuing Bank in favor of Virginia Power on the Closing Date pursuant to Section 6.2(a) of the Project Loan Agreement, substantially in form of Exhibit C-1 to the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, and any replacement therefor issued pursuant to Section 6.2(b) of the Project Loan Agreement.

                  "Construction VP Letter of Credit Disbursement": any payment or disbursement made by or on behalf of the Issuing Bank under the Construction VP Letter of Credit.

                  "Construction VP Reimbursement Payment": as defined in Section 6.6(a) of the Project Loan Agreement.

                  "Contingent Bond Contribution": as defined in the Southern Equity Contribution Agreement.

                  "Contingent Distribution": any payment of cash distributions to Partners affiliated with Southern in accordance with clause (ii)(A) of
Section 11.4 of the Project Loan Agreement, in an aggregate amount not to exceed the Contingent Distribution Amount.

                  "Contingent Distribution Amount": an aggregate amount equal to the lesser of (i) $13,700,000 and (ii) the amount, if any, by which (x) the Initial Budgeted Amount plus the

Increased IDC Contribution Amount, if any, contributed to the Borrower pursuant to the Southern Equity Contribution Agreement exceeds (y) the aggregate amount of all Project Costs which have been or are required to be incurred in order to achieve the occurrence of the Completion Date and Final Completion of the Facility and the Greenhouse (including, in any event, the Required Completion Date Reserve Deposits).

                  "Contingent Equity Contribution": as defined in the Southern Equity Contribution Agreement.

                  "Contingent Increased IDC Contribution": as defined in the Southern Equity Contribution Agreement.

                  "Contractors": collectively, the Facility Contractor and the Greenhouse Contractor.

                  "Contractual Obligations": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Credit Extension Date": (a) as to any Loan, the Borrowing Date therefor, (b) as to any issuance of a VP Letter of Credit, the Closing Date (in the case of the Construction VP Letter of Credit) or the Commercial Operations Date (in the case of the Term VP Letter of Credit), and (c) as to any issuance of a Bond Letter of Credit, the Business Day during the Construction Period on which such Bond Letter of Credit is issued.

                  "Credit Facilities": as defined in 2.1 of the Project Loan Agreement.

                  "CSX": CSX Corporation.

                  "CSXT": CSX Transportation, Inc., a Virginia corporation.

                  "CSXT Agreement": the Amended and Restated Agreement dated as of May 18, 1994 between the Borrower and CSXT pursuant to which CSXT agrees to cause the Coal Transporter to perform its obligations under the Coal Transportation Agreement and the Coal Adjustment Agreement, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "CT Corporation Agreement": the letter agreement dated as of May 13, 1994 from the Borrower to The Corporation Trust Company and Corporate Trinity Company, as amended, supplemented or otherwise modified in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Damage Event": as defined in Section 1.2 of the Security Deposit Agreement.

                  "Date Certain": June 1, 1997.

                  "Debt Service": for any period, the sum (determined without duplication) of: (a) all amounts payable by the Borrower during such period pursuant to the Project Loan Agreement and the Notes in respect of principal of, and interest on, the Loans, (b) all amounts, if any, payable by the Borrower to the Issuing Bank in respect of reimbursements for Letter of Credit Disbursements, (c) all amounts, if any, payable by the Borrower (minus the amounts, if any, receivable by the Borrower, to the extent such amounts have actually been received by the Borrower, or may be set off or applied by the Borrower against amounts payable by the Borrower) during such period under any Interest Rate Hedging Transaction, (d) principal and interest on the Bonds, if any, due and payable during such period, (e) Bond Letter of Credit fees (including fronting fees) and fees in respect of the True-Up Obligation, (f) VP Letter of Credit fees (including fronting fees), commitment fees and administrative agent fees payable pursuant to the Project Loan Agreement, (g) all other amounts in respect of principal, interest and other fees and expenses payable by the Borrower during such period to any of the Lenders pursuant to the Loan Documents and (h) all principal, interest and fees payable with respect to any Refinancing Indebtedness or any purchase money obligations permitted by
Section 11.2(a) of the Project Loan Agreement; provided that, for purposes of calculating "Historical Debt Coverage Ratio", "Projected Debt Coverage Ratio" and "Debt Service Coverage Ratio", "Debt Service" shall not include any General Indemnity Proceeds received by the Borrower. For the purpose hereof, if the interest payable on any Loans or other Senior Debt for any period is not determinable in advance because the interest rate is not a fixed rate, it shall be assumed that such Loans or other Senior Debt will bear interest during such period at the average interest rate in effect with respect thereto during the six months immediately preceding such period.

                  "Debt Service Coverage Ratio": for any period, the ratio of
(i) Project Cash Flow for such period to (ii) the Debt Service for such period.

                  "Debt Service Letter of Credit": a letter of credit, in an acceptable form to the Security Agent, established in favor of the Security Agent by a bank which at all times is rated at least A+ by Standard & Poor's and at least A1 by Moody's, which letter of credit is a substitute for a like amount of cash required to be on deposit in the Debt Service Reserve Account; provided that no such letter of credit shall be deemed a "Debt Service Letter of Credit" unless the Borrower has no direct or indirect reimbursement obligations or liabilities to the issuer of such letter of credit or to any other Person in respect of draws under such letter of credit.

                  "Debt Service Loans": Bank Project Loans the proceeds of which are to be used to pay principal, interest and/or fees, or the Swap Obligations, as the case may be, due on the outstanding Senior Debt.

                  "Debt Service Reserve Account": the Debt Service Reserve Account established and maintained pursuant to the Security Deposit Agreement.

                  "Default": any of the events specified in Section 12.1 of the Project Loan Agreement, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition set forth in said Section 12.1, has been satisfied.

                  "Delay Damages Proceeds": as defined in Section 1.2 of the Security Deposit Agreement.

                  "Distribution": any distribution on or in respect of the Partnership Interests, any payment on account of, or in connection with the purchase, redemption, retirement or other acquisition of, Partnership Interests, or any payment of principal or interest on, or in connection with any redemption, purchase or other acquisition of, Junior Subordinated Debt.

                  "Distributions Account": the Distributions Account established and maintained pursuant to the Security Deposit Agreement.

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "Domestic Dollar Loans": collectively, C/D Rate Loans and Base Rate Loans.

                  "Easements": any easement, license, right-of-way or similar real property interest or right that is the subject of an Easement Agreement.

                  "Easement Agreements": (i) the Waterline and Pumping Station Easement Agreement, (ii) the Access and Utility Easement Agreement, (iii) the Stormwater and Surface Water Runoff Easement Agreement, and (iv) each other agreement entered into prior to the execution and delivery of the Project Loan Agreement granting or assigning to the Borrower ownership of or other rights in respect of any easement, license, right-of-way or similar real property interest or right relating to the Facility or the Site or to the transportation and delivery of Coal, lime, water, ash, electricity or steam to or from the Facility or the Site or to ingress or egress to or from the Facility or the Site, each such agreement to be satisfactory in form and substance to the Administrative Agent and the Majority Institutions.

                  "Environmental Consultant": Rust Environment & Infrastructure, or such other environmental consultant reasonably acceptable to the Borrower as the Majority Lenders may designate to examine and advise the Lenders with respect to environmental matters concerning the Site and the Project.

                  "Environmental Law": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Government Authority relating to the protection of the environment or natural resources, or to emissions, discharge, Releases or threatened Releases of Hazardous Materials into the environment including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as now or hereafter may be in effect.

                  "Environmental Report": the reports entitled "Phase I Environmental Assessment, SEI Birchwood Power Facility, Parcel A, King George County, Virginia" and "Phase I Environmental Assessment, SEI Birchwood Power Facility, Parcel B, King George County, Virginia" prepared by the Environmental Consultant, each dated April 1994.

                  "Equity Contribution Amount": as defined in Section 1.2 of the Southern Equity Contribution Agreement.

                  "Equity Contribution Dates": as defined in Section 1.1 of the Equity Contribution Agreement.

                  "Equity Contribution Proceeds": any and all payments made or due and payable by Southern on account of the Mandatory Equity Contribution or any Contingent Equity Contribution.

                  "Equity Funding Banks": the banks which are identified as the "Banks" in, and are from time to time party to, the Equity Funding Loan Agreement.

                  "Equity Funding Commitments": the "Total Commitments" from time to time in effect under the Equity Funding Loan Agreement.

                  "Equity Funding Documents": collectively, the Equity Funding Loan Agreement, the Equity Funding Guarantee and the Southern Equity Contribution Agreement.

                  "Equity Funding Guarantee": the Guarantee made by Southern in favor of the Equity Funding Banks and the administrative agent and co-agents under the Equity Funding Loan Agreement, substantially in the form of Exhibit D to the Equity Funding Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.11(a) of the Project Loan Agreement.

                  "Equity Funding Loan Agent": Credit Suisse First Boston, in its capacity as administrative agent for the Equity Funding Banks, or any successor in such capacity appointed pursuant to subsection 8.9 of the Equity Funding Loan Agreement.

                  "Equity Funding Loan Agreement": the Credit Agreement dated as of May 18, 1994 among the Borrower, the co-agents named therein, the Equity Funding Banks and Credit Suisse First Boston, as administrative agent for the Equity Funding Banks thereunder, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.11(a) of the Project Loan Agreement.

                  "Equity Funding Loan Borrowing Certificate": a "Borrowing Certificate" as defined in the Equity Funding Loan Agreement.

                  "Equity Funding Loan Borrowing Date": a "Borrowing Date" as defined in the Equity Funding Loan Agreement.

                  "Equity Funding Loans": the revolving credit and bid loans made by the Equity Funding Banks to the Borrower during the Construction Period pursuant to the Equity Funding Loan Agreement.

                  "Equity Funding Termination Date": the date on which (i) the Equity Funding Loans and all other amounts owing under the Equity Funding Loan Agreement have been paid in full and the lending commitments thereunder terminated, (ii) the Mandatory Equity Contribution and any Contingent Equity Contribution has been made to the Borrower in accordance with Section

2.1 of the Southern Equity Contribution Agreement and (iii) Southern shall have paid all amounts owing by it under the Construction Contract Guarantees.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Government Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                  "Eurodollar Base Rate": with respect to each day during each Bank Loan Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the average (rounded upward, if necessary, to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Banks as the rate at which such Reference Bank is offered Dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Bank Loan Interest Period in the London interbank eurodollar market for delivery on the first day of such Bank Loan Interest Period, for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Bank Loan Interest Period.

                  "Eurodollar Loans": Bank Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Bank Loan Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                     ----------------------------------------
                     1.00 - Eurocurrency Reserve Requirements

                  "Eurodollar Tranche": as defined in Section 3.6 of the Project Loan Agreement.

                  "Event of Default": any of the events specified in Section
12.1 of the Project Loan Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Event of Loss": (a) the actual or constructive total loss of all or substantially all of the Facility, or the condemnation, confiscation or seizure of, or requisition of title to, or requisition by any Government Authority of the use (for an indefinite period of time or for a period of time in excess of twelve months) of, all or substantially all of the Facility; or
(b)(i) the loss, destruction or damage of, or (ii) the condemnation, confiscation or seizure of, or requisition of title to, or requisition by any Government Authority of the use of (in each case in this clause (ii) for an indefinite period or for a period in excess of twelve months) such portion of the Project as shall render the Facility unable to operate on a commercially feasible basis, unless (in the case of this clause (b)): (w) no Event of Default shall have occurred and be continuing at the time of occurrence of or immediately after giving effect to any of the events specified in this clause (b), (x) it is feasible to restore, rebuild or replace the affected portion of the Project, (y) in the opinion of the Majority Lenders after consultation with the Independent Engineer, sufficient funds are or will be available to the Borrower (A) to restore, rebuild or replace the affected portion of the Project so that the Facility will be able to operate on a commercially feasible basis and (B) to pay all Debt Service until such restoration, rebuilding or replacement is completed and (z) no party (other than the Borrower) to any Principal Project Document has the right to terminate such Principal Project Document at any time during the period of restoration, rebuilding or replacement as a result of any of the events specified in this clause (b) unless such right has been waived in writing in a manner reasonably satisfactory to the Security Agent. For the purpose of clause (b) of this definition, the Event of Loss shall be deemed to have occurred on the date on which the Security Agent shall notify the Borrower in writing that one or more of the conditions (specifying the same) set forth in clauses (w), (x), (y) and (z) has not been satisfied.

                  "Event of Loss Prepayment Date": in the case of an Event of Loss described in clause (a) of the definition thereof, the earlier of (i) the date which is 90 days after the date of such Event of Loss and (ii) the date on which the insurance proceeds are received with respect to such Event of Loss; and in the case of an Event of Loss described in clause (b) of the definition thereof, the later of (x) the date on which such Event of Loss is deemed to have occurred and (y) the earlier of the date on which the insurance proceeds are received with respect to such Event of Loss or the date 90 days after such Event of Loss is deemed to have occurred.

                  "Excess Cash Flow": as of any date of determination, the amount available to be transferred from the Project Control Account to the Distributions Account pursuant to clause thirteenth of Section 5.3(a) of the Security Deposit Agreement on such date.

                  "Extension of Credit": any of (a) the making of a Bank Project Loan, (b) the making of a Bank L/C Loan, (c) the making of a Bank Liquidity Loan, (d) the making of an Institutional Loan, (e) the issuance of a VP Letter of Credit or (f) the issuance of a Bond Letter of Credit.

                  "Extension of Credit Request": a written request by the Borrower for an Extension of Credit, substantially in the form of Exhibit B-1, B-2 or B-3 of the Project Loan Agreement.

                  "Facility": the pulverized coal-fired cogeneration facility having a nameplate rating of 220 megawatts to be constructed on the Site pursuant to the Facility Construction Contract, consisting of the turbines, boilers, fuel handling equipment and all other equipment installed on the Borrower's side of the Interconnection Point that is not Interconnection Facilities (as such terms are defined in the Power Purchase Agreement).

                  "Facility Completion Certificate": a certificate substantially in the form of Exhibit J-1 of the Project Loan Agreement, signed by the Borrower and the Independent Engineer.

                  "Facility Construction Contract": the Amended and Restated Agreement for Engineering, Procurement and Construction Services dated as of April 19, 1994 between the Facility Contractor and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Facility Construction Contract Guarantee": the Guaranty dated as of May 18, 1994 made by the Parent Guarantor in favor of the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with
Section 11.12(a) of the Project Loan Agreement.

                  "Facility Construction Schedule": the schedule for the Construction of the Facility prepared by the Borrower and the Facility Contractor and approved by the Co-Agents, the Institutions and the Independent Engineer, as set forth on Schedule 8 to the Project Loan Agreement.

                  "Facility Contractor":  SEI.

                  "Facility Operator":  SEI.

                  "Federal Funds Effective Rate": as defined in the definition of "Base Rate".

                  "FERC": the Federal Energy Regulatory Commission or any successor or analogous federal Government Authority.

                  "Final Completion": (a) with respect to the Facility, as defined in Section 1.1 of the Facility Construction Contract, and (b) with respect to the Greenhouse, as defined in Section 1.1 of the Greenhouse Construction Contract.

                  "Final Completion Escrow Account": the Final Completion Escrow Account established and maintained pursuant to the Security Deposit Agreement.

                  "Final Completion Prepayment Amount": the amount transferred from the Final Completion Escrow Account to the Prepayment Subaccount on the date of Final Completion of the Facility pursuant to clause second of Section 5.9(b) of the Security Deposit Agreement.

                  "Financing Documents": collectively, the Loan Documents, the Interest Rate Hedging Agreements with an Interest Rate Hedging Counterparty specified in clause (ii) of the definition thereof, the Bond Documents and the Equity Funding Documents.

                  "Force Majeure": with respect to any Project Document, as defined in such Project Document.

                  "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

                  "General Indemnity Payment Proceeds": any and all proceeds of any insurance maintained by the Borrower or any indemnity, warranty, liquidated damages or guaranty in favor of the Borrower under any Project Document or Financing Document which are payable to the

Borrower and are not required to be paid by the Borrower to another Person upon the Borrower's receipt thereof, and which does not constitute Casualty Insurance Proceeds, Business Interruption Insurance Proceeds, Requisition Proceeds or Liquidated Damages Proceeds.

                  "General Partner Interest Pledge Agreements": the collective reference to the separate General Partner Interest Pledge Agreements made by each General Partner of the Borrower from time to time in favor of the Security Agent for the benefit of the Secured Parties, substantially in the form of Exhibit F-1 to the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "General Partners": (a) on the date of execution and delivery of the Project Loan Agreement, the collective reference to SEI Birchwood and Birchwood Development, in their capacity as owners of general partnership interests in the Borrower; and (b) thereafter, subject to compliance with the provisions of the Partnership Agreement and of Section 11.13(a) of the Project Loan Agreement, each owner from time to time of a general partnership interest in the Borrower.

                  "GNP Index": the Gross National Product Implicit Price Deflator as presently issued by the Department of Commerce Bureau of Economic Analysis in the publication entitled "Economic Indicators" published by the Government Printing Office, or, if said historical index is no longer available or is converted to a different standard reference base or is otherwise revised, such historical index as the Borrower and the Administrative Agent may select that measures all goods and services in the economy adjusted for real price change.

                  "GNP Index Multiplier": for any calendar year, the sum of (a) the Inflation Factor for the calendar year immediately preceding such calendar year and (b) 1.0.

                  "Government Authority": any nation or government, any state or other political subdivision thereof, and any entity exercising legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Governmental Approvals": authorizations, consents, approvals, waivers, exemptions, variances, franchises, to the permissions, permits and licenses of, and filings and declarations with, any Government Authority.

                  "Greenhouse": the approximately 36 acre greenhouse complex to be constructed on the Leased Land pursuant to the Greenhouse Construction Contract, as more particularly described in Section 1.1 of the Greenhouse Construction Contract.

                  "Greenhouse Bill of Sale": the Bill of Sale dated May 18, 1994 from Dominion Growers of Fredericksburg, Inc., as seller, to the Greenhouse Owner, as buyer.

                  "Greenhouse Collateral": the Greenhouse and all other property mortgaged, pledged or assigned to the Borrower or the Greenhouse Owner pursuant to the Greenhouse Documents as security for the payment of the obligations under the Greenhouse Loan Agreement, the New Greenhouse Loan Agreement, or the Greenhouse Master Lease, respectively.

                  "Greenhouse Completion Certificate": a certificate substantially in the form of Exhibit J-2 of the Project Loan Agreement, signed by the Borrower, the Greenhouse Owner, the Greenhouse Operator, and the Independent Engineer.

                  "Greenhouse Construction Contract": the Construction Contract dated as of April 19, 1994 between the Greenhouse Contractor and Dominion Growers of Fredericksburg, Inc., as assigned by Dominion Growers of Fredericksburg, Inc. to, and assumed by, the Greenhouse Owner pursuant to the Assignment and Assumption Agreement dated as of May 18, 1994, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Construction Contract Guarantee": the Guaranty dated as of May 18, 1994 made by the Parent Guarantor in favor of the Greenhouse Owner, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Construction Schedule": the schedule for the construction of the Greenhouse prepared by the Greenhouse Operator and the Greenhouse Contractor and approved by the Co-Agents, the Institutions and the Independent Engineer, as set forth in Schedule 9 to the Project Loan Agreement.

                  "Greenhouse Contractor":  SEI.

                  "Greenhouse Deed": the Deed of Bargain and Sale dated as of May 18, 1994 from Dominion Growers of Fredericksburg, Inc., as Grantor, to the Greenhouse Owner, as Grantee.

                  "Greenhouse Documents": collectively, the Greenhouse Loan Agreement, the Greenhouse Note, the Greenhouse Bill of Sale, the Greenhouse Mortgage, the Greenhouse Nondisturbance Agreement, the Greenhouse Master Lease, the Greenhouse Pledge Agreements, the Greenhouse Stock Assignment, the Greenhouse Construction Contract, the New Greenhouse Loan Agreement, the New Greenhouse Loan Notes, the New Greenhouse Security Agreement and the Workout Deeds.

                  "Greenhouse Loan Agreement": the Loan and Contribution Agreement dated as of May 18, 1994 between the Greenhouse Owner and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Master Lease": the Deed of Master Lease dated as of May 18, 1994 between the Borrower, as Master Landlord, and the Greenhouse Owner, as Master Tenant, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Mortgage": the Deed of Trust, Security Agreement and Assignment of Leases and Rents dated as of May 18, 1994 by and between the Greenhouse Owner, as grantor, Lawyers Title Insurance Corporation, as Trustee, for the benefit of the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Mortgage Assignment": the Collateral Assignment of Greenhouse Note, Loan Agreement and Mortgage dated as of May 18, 1994 from the Borrower, as assignor, to the Security Agent, as assignee, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.11(a) of the Project Loan Agreement.

                  "Greenhouse Nondisturbance Agreement": for historical purposes and in connection with Section 9.1 of the Project Loan Agreement, the Nondisturbance, Attornment and Subordination Agreement dated as of May 18, 1994 by and between the Security Agent and Dominion Growers of Fredericksburg, Inc., as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Note": the promissory note executed by the Greenhouse Owner in the form of Exhibit A to the Greenhouse Loan Agreement, payable to the order of the Borrower, and any and all renewals, reinstatements, rearrangements, enlargements or extensions thereof or of any promissory note or notes given therefor, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Operator": Greenhost, Inc., a Delaware corporation.

                  "Greenhouse Operator Pledge Agreements": for historical purposes and in connection with Section 9.1 of the Project Loan Agreement, the collective reference to (i) the Stock Pledge Agreement made by Johannes VanWingerden, the sole stockholder of Dominion Growers of Fredericksburg, Inc. in favor of the Greenhouse Owner, and (ii) following the Closing Date, the other Stock Pledge Agreements made by each transferee of Johannes VanWingerden in favor of the Greenhouse Owner, in each case, substantially in the form of Exhibit __ to the Greenhouse Sublease, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Owner": Greenhost, Inc., a Delaware corporation.

                  "Greenhouse Owner Pledge Agreements": means collectively, (i) the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between SEI Birchwood, Inc., a Delaware corporation, as Pledgor, and Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender; and (ii) the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between Cogentrix/Birchwood Two, L.P., a Delaware limited partnership, as Pledgor, and Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender."

                  "Greenhouse Pledge Agreements": for historical purposes and in connection with Section 9.1 of the Project Loan Agreement, collectively, the Greenhouse Owner Pledge Agreements and the Greenhouse Operator Pledge Agreements.

                  "Greenhouse Prepayment Amount": as defined in Section 7.3(f) of the Project Loan Agreement.

                  "Greenhouse Prepayment Notice": as defined in Section 7.3(f) of the Project Loan Agreement.

                  "Greenhouse Prepayment Proceeds": with respect to any optional or mandatory prepayment of loans pursuant to the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, except, so long as an Event of Default shall not have occurred and is continuing, a mandatory prepayment of loans under
Section 4.2(b)(ii) of the New Greenhouse Loan Agreement, 85% of the proceeds thereof.

                  "Greenhouse Stock Assignment": the Greenhouse Stock Assignment dated as of May 18, 1994 between the Greenhouse Owner and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with
Section 11.12(a) of the Project Loan Agreement.

                  "Greenhouse Sublease": for historical purposes and in connection with Section 9.1 of the Project Loan Agreement, the Deed of Sublease dated as of May 18, 1994 between the Greenhouse Owner, as sublessor, and Dominion Growers of Fredericksburg, Inc., as sublessee, as amended, supplemented or otherwise modified from time to time.

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, lease, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business, (y) obligations of the Borrower contained in any Project Document on the Closing Date and (z) indemnity and "hold harmless" provisions in the CT Corporation Agreement or in contracts (including Additional Contracts) entered into by the Borrower in the ordinary course of business after the Closing Date.

                  "Hazardous Materials": (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and polychlorinated biphenyls (PCB) to the extent regulated under any Environmental Law; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law.

                  "Heat Rate Bonus": as defined in Section 8.5 of the Facility Construction Contract.

                  "Historical Debt Coverage Ratio": as of any Quarterly Calculation Date, the ratio of (i) Project Cash Flow of the Borrower for the six-month period ending on such Quarterly Calculation Date to (ii) Debt Service for such six-month period.

                  "Increased IDC Contribution Amount": as defined in the Southern Equity Contribution Agreement.

                  "Increased IDC Prepayment Amount":

                           (a) if the  Applicable  Institutional  Loan Margin
(determined in accordance with the relevant Institutional Notes) of the initial Institutional Loans made by the Institutions is 2.62%, but the Applicable Institutional Loan Margin (determined in accordance with the relevant Institutional Notes) of the subsequent Institutional Loans made by the Institutions is 2.40%, $1,120,000; or

                           (b) if the Applicable Institutional Loan Margin
(determined in accordance with the relevant Institutional Notes) of both of the Institutional Loans made by the Institutions is 2.62%, $2,239,000.

                  "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person pursuant to Interest Rate Hedging Transactions, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (f) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Independent Engineer": Black & Veatch, Engineers-Architects, a Missouri partnership, or such other engineering firm reasonably acceptable to the Borrower as the Majority Lenders may designate.

                  "Independent Engineer's Certificate": as defined in Section 9.2(d) of the Project Loan Agreement.

                  "Independent Engineer's Report": the report of the Independent Engineer delivered pursuant to Section 9.1(m) of the Project Loan Agreement.

                  "Inflation Factor": for any calendar year (the "test year"), the quotient obtained by dividing (a) the GNP Index for the test year minus the GNP Index for the calendar year immediately preceding the test year, by (b) the GNP Index for the calendar year immediately preceding the test year.

                  "Information Memorandum": the Birchwood Power Partners, L.P. Non-Recourse Financing Amended and Restated Private Information Memorandum for the Project dated May 18, 1994, prepared by the Borrower and delivered to the Co-Agents and Institutions.

                  "Initial Budgeted Amount": $438,365,000.

                  "Initial Funding Period": the period from and including the Closing Date to and including August 22, 1994.

                  "Initial Repair and Maintenance Reserve Amount": $1,000,000.

                  "Initial Repayment Date": the first Loan Installment Payment Date to occur on or after the later of (i) the date which is three months after the Completion Date and (ii) the date which is six months after the Commercial Operations Date.

                  "Initial Synchronization Date": as defined in Section 1.23 of the Power Purchase Agreement.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Institution Default Rate": for any day with respect to any Institutional Loan, the rate per annum equal to the rate of interest borne by the Institutional Note evidencing such Loan plus 2.00%.

                  "Institutional Commitment Period": the period from and including the Closing Date to and including the Institutional Commitment Termination Date.

                  "Institutional Commitment Termination Date": February 15,
1995.

                  "Institutional Fee Letter": the letter agreement dated the date of the Project Loan Agreement between the Institutions and the Borrower, setting forth certain fees payable by the Borrower to the Institutions.

                  "Institutional Loan Facility": the construction and term loan facility provided by the Institutions to the Borrower pursuant to Section 4 of the Project Loan Agreement, under which the Institutions will make Institutional Loans from time to time in accordance with the terms thereof.

                  "Institutional Loan Final Maturity Date": the twentieth anniversary of the Commercial Operations Date.

                  "Institutional Loan Installment Payment Date": as defined in
Section 4.4(a) of the Project Loan Agreement.

                  "Institutional Loan Proceeds Account": the Institutional Loan Proceeds Account established and maintained pursuant to the Security Deposit Agreement.

                  "Institutional Loans": as defined in Section 4.1 of the Project Loan Agreement.

                  "Institutional Note": as defined in Section 4.3 of the Project Loan Agreement.

                  "Institutional Note Register": as defined in Section 4.7(a) of the Project Loan Agreement.

                  "Institutional Transfer Supplement": as defined in Section 14.8(a) of the Project Loan Agreement.

                  "Institutions": the financial institutions, insurance companies and other institutional investors which are identified as "Institutions" in, and are from time to time party to, the Project Loan Agreement.

                  "Insurance and Property Tax Reserve Account": the Insurance and Property Tax Reserve Account established and maintained pursuant to the Security Deposit Agreement.

                  "Insurance Consultant": Gale, Smith & Co. Inc., or such other insurance consultant reasonably acceptable to the Borrower as the Majority Lenders may designate.

                  "Interest Drawing": as defined in the relevant Bond Letter of Credit.

                  "Interest Rate Election Notice": a written notice by the Borrower delivered in connection with a borrowing of Bank Loans, substantially in the form of Exhibit M to the Project Loan Agreement.

                  "Interest Rate Hedging Agreement": the agreement or agreements entered into, or to be entered into, by the Borrower and one or more Interest Rate Hedging Counterparties in connection with each Interest Rate Hedging Transaction, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.11(a) of the Project Loan Agreement.

                  "Interest Rate Hedging Counterparty": (i) any Co-Agent or any Affiliate thereof whose long-term unsecured debt securities are rated A- or better by Standard & Poor's or A3 or better by Moody's or (ii) any other financial institution whose long-term unsecured debt securities are rated AA- or better by Standard & Poor's or Aa3 or better by Moody's, in each case at the time of such Co-Agent's, such Affiliate's or such other financial institution's entry into an Interest Rate Hedging Transaction with the Borrower.

                  "Interest Rate Hedging Transaction": any interest rate protection agreement, interest rate swap transaction, interest rate "cap" or "collar" transaction, interest rate future, interest rate option or other interest rate hedging transaction.

                  "Investor Percentage": at any time:

                  (a) with respect to any Institution, a fraction (expressed as a percentage), the numerator of which is the sum of (i) the aggregate unpaid principal amount of Institutional Loans then outstanding held by such Institution and (ii) the unused Institutional Loan Commitment of such Institution then in effect, and the denominator of which is the Total Investor Exposure at such time; and

                  (b) with respect to the Unsupported Bondholders, a fraction (expressed as a percentage), the numerator of which is the aggregate unpaid principal amount of Unsupported Bonds then outstanding, and the denominator of which is the Total Investor Exposure at such time.

For purposes of this definition, "Total Investor Exposure" means, at any time, the sum of (i) the aggregate unpaid principal amount of Institutional Loans then outstanding, (ii) the aggregate unpaid principal amount of Unsupported Bonds then outstanding and (iii) the unused portion of the Total Institutional Commitments then in effect.

                  "IPP": an independent power production facility which is not a Qualifying Facility.

                  "IPP Conversion Date": the date, if any, on which the Facility shall cease to be a Qualifying Facility and shall become an IPP in compliance with all relevant provisions of the Project Loan Agreement.

                  "Issuing Bank": Credit Suisse First Boston, or when the context requires, Credit Suisse First Boston, New York Branch, or any successor or assign, and shall be interpreted accordingly throughout the Loan Documents.

                  "Junior Subordinated Indebtedness": unsecured indebtedness of the Borrower for borrowed money that is evidenced by an instrument or instruments containing the subordination provisions set forth in Exhibit N to the Project Loan Agreement.

                  "L/C Cash Collateral Subaccount": as defined in Section 3.1(a) of the Security Deposit Agreement.

                  "L/C Disbursement Date": the date on which any Letter of Credit Disbursement is made.

                  "L/C Reimbursement Date": each date upon which any L/C Reimbursement Obligation arises and the payment thereof is not financed with the proceeds of a Bank L/C Loan or Bank Liquidity Loan under the Project Loan Agreement.

                  "L/C Reimbursement Obligations": collectively, Bond Reimbursement Obligations and VP Reimbursement Obligations.

                  "L/C Reimbursement Payments": collectively, Bond Reimbursement Payments and VP Reimbursement Payments.

                  "Leased Land": that portion of the Site that is subject to the Greenhouse Master Lease.

                  "Lenders": the Banks, the Issuing Bank and the Institutions.

                  "Lenders' Default Notice": as defined in Section 1.2 of the Southern Equity Contribution Agreement.

                  "Letter of Credit Disbursement": any Construction VP Letter of Credit Disbursement, any Term VP Letter of Credit Disbursement or any Bond Letter of Credit Disbursement.

                  "Letter of Credit Exposure": on any date with respect to all Letters of Credit then outstanding, the sum of (i) the aggregate undrawn portion of the respective stated amounts of such Letters of Credit on such date and (ii) the aggregate amount of L/C Reimbursement Obligations on such date which have not been reimbursed by the Borrower from its own funds or financed with the proceeds of a Bank L/C Loan or a Bank Liquidity Loan.

                  "Letters of Credit": collectively, the Bond Letters of Credit and the VP Letters of Credit.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any lease having substantially the same economic effect as any of the foregoing).

                  "Limited Partner Interest Pledge Agreement": the collective reference to the separate Limited Partner Interest Pledge Agreements made by each Limited Partner of the Borrower from time to time in favor of the Security Agent for the benefit of the Secured Parties, substantially in the form of Exhibit F-2 to the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Limited Partners": (a) on the date of the execution and delivery of the Project Loan Agreement, SEI Birchwood, in its capacity as the owner of all of the limited partnership interests of the Borrower; and (b) thereafter, subject to compliance with the provisions of the Partnership Agreement and of Section 11.13(b) of the Project Loan Agreement, each owner from time to time of a limited partnership interest in the Borrower.

                  "Liquidity Drawing": a Tender Drawing -- Principal or a Tender Drawing -- Interest (as each such term is defined in the relevant Bond Letter of Credit), the proceeds of which are to be used to fund tenders of the relevant Bonds in connection with a remarketing of the Bonds.

                  "Liquidity Loan Termination Date": with respect to Bank Liquidity Loans the proceeds of which are used to finance Bond Reimbursement Obligations in respect of a Liquidity Drawing under a Bond Letter of Credit, the applicable Bond L/C Expiration Date of such Bond Letter of Credit.

                  "Loan Documents": the Project Loan Agreement, the Notes, each Interest Rate Hedging Agreement with an Interest Rate Hedging Counterparty specified in clause (i) of the definition thereof and the Security Documents.

                  "Loan Installment Payment Date": each of (i) the last day of each March, June, September and December occurring on the first such day to occur after the Commercial Operations Date, to and including the Bank Loan Final Maturity Date (in the case of Bank Loans) or the Institutional Loan Final Maturity Date (in the case of Institutional Loans) and (ii) the Bank Loan Final Maturity Date (in the case of Bank Loans) or the Institutional Loan Final Maturity Date (in the case of Institutional Loans).

                  "Loan Participants": as defined in Section 14.7(a) of the Project Loan Agreement.

                  "Loans": collectively, the Bank Project Loans, the Bank L/C Loans, the Bank Liquidity Loans and the Institutional Loans.

                  "Majority Banks": at any time, Banks the Commitment Percentages of which at such time aggregate at least 66 2/3%.

                  "Majority Institutions": at any time, Institutions and Unsupported Bondholders (acting through the relevant Bond Trustee) the Investor Percentages of which at such time aggregate at least 66 2/3%.

                  "Majority Lenders": at any time, each of (i) Banks, Institutions and Unsupported Bondholders (acting through the relevant Bond Trustee) the Senior Creditor Percentages of which at such time aggregate at least 66 2/3%; and (ii) Banks the Commitment Percentages of which at such time aggregate at least 66 2/3% and (iii) Institutions and Unsupported Bondholders (acting through the relevant Bond Trustee) the Investor Percentages of which at such time aggregate at least 66 2/3%; provided, however, that if at any time on or after the first day of the fourteenth year following the Commercial Operations Date, the Senior Creditor Percentage of either the Banks or the Institutions is less than 20% of the Total Senior Creditor Exposure (as defined in the definition of "Senior Creditor Percentage"), then "Majority Lenders" shall be determined without reference to clause (ii) or (iii) above; provided, further, that on and after the date on which the Bank Loans and all amounts payable to the Banks, the Issuing Bank and the Administrative Agent under the Loan Documents have been paid in full, no Letter of Credit is outstanding and all of the Commitments of the Banks have been terminated, "Majority Lenders" shall be determined without reference to clause (ii) above and clause (i) above shall be calculated without reference to "Banks".

                  "Make-Whole Premium": a premium, determined as of the date of any optional prepayment pursuant to Section 7.4 of the Project Loan Agreement, any mandatory prepayment pursuant to Section 7.3 of the Project Loan Agreement in respect of which the Make-Whole Premium is payable, or any acceleration pursuant to Section 12.2 thereof, in respect of each Institutional Loan (or the portion thereof) to be prepaid or each Institutional Loan being accelerated, equal to the amount (but not less than zero) obtained by subtracting (i) the sum of the unpaid principal amount of such Institutional Loan (or the portion thereof) being prepaid or accelerated and the amount of interest thereon accrued to the prepayment date or date of acceleration, as the case may be, from (ii) the sum of the Current Values of each scheduled interest payment and principal payment (each such amount of principal or interest being referred to herein as an "Amount Payable") being prepaid or accelerated that would otherwise have become due after the date of such determination if such Institutional Loan were not being prepaid or accelerated. The "Current Value" of any Amount Payable means such Amount Payable discounted on a quarterly basis to its present value on the date of determination in accordance with the following formula:

                        Current Value = Amount Payable
                                        --------------
                                          (1 + d/p)n

where "d" is the sum of (a) 50 basis points and (b) the Treasury Yield per annum expressed as a decimal, and "n" is an exponent (which need not be an integer) equal to the number of quarterly periods and portions thereof (any such portion of a period to be determined by dividing the number of days in such portion of such period by the total number of days in such period, both computed on the basis of twelve 30-day months in a 360-day year) from the date of such determination to the scheduled payment date of the Amount Payable, and "p" is 4. The "Treasury Yield" applicable to each Amount Payable shall be the yield to maturity implied by the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the date fixed for prepayment or the date of acceleration, as the case may be, with respect to the principal amount being prepaid or accelerated, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace such Page 678) for actively traded U.S. Treasury securities having a maturity equal to the then remaining weighted average life of the Institutional Loan being prepaid or accelerated (the "Remaining Life") of such principal amount as of such date, computed by dividing
(x) the amount referred to in clause (i) above into (y) the total of the products obtained by multiplying (A) the amount of each remaining required repayment of principal by (B) the number of years (calculated to the nearest one-twelfth) which will elapse between the date as of which such computation is made and the due date of such payment. If the Remaining Life is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of (a) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Life and (b) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Life, except that if the Remaining Life is less than one year, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used. The Treasury Yield shall be computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point).

                  "Mandatory Equity Contribution": as defined in the Southern Equity Contribution Agreement.

                  "Material Adverse Effect": a material adverse effect on (a) the business, operations or financial condition of the Borrower, (b) the ability of the Borrower to perform its obligations under the Loan Documents and the Project Documents, or (c) the validity or enforceability of the Loan Documents or the Project Documents or the rights, interests and remedies of the Lenders under the Loan Documents.

                  "Maximum Partnership Interest": with respect to any Person,
(i) 50% of all general partnership interests in the Borrower and (ii) Partnership Interests entitling such Person to receive 50% of the profits and losses of the Borrower.

                  "Modified Make-Whole Premium": (a) with respect to any optional prepayment of Institutional Loans pursuant to Section 7.4 of the Project Loan Agreement with funds transferred from the Additional Collateral Account pursuant to Section 5.6(b) of the Security Deposit Agreement, such Institution's Pro Rata Share (as defined below) of the product of (x) the aggregate amounts payable to the Banks pursuant to Section 7.7(a) or 7.7(d) of the Project Loan Agreement in connection with such prepayment and (y) a fraction, the numerator of which is the aggregate principal amount of Institutional Loans to be prepaid in connection with such prepayment and the denominator of which is the aggregate principal amount of Bank Loans to be prepaid in connection with such prepayment; and (b) with respect to any other optional prepayment pursuant to Section 7.4 of the Project Loan Agreement of Institutional Loans held by an Institution exercising the Pro Rata Prepayment Option which has agreed to receive the Modified Make-Whole Premium, a premium, determined as of the date of such optional prepayment, calculated in accordance with the definition of "Make-Whole Premium", except that, for purposes of the formula used to determine "Current Value" in such definition, "d" shall be the sum of (i) 100 basis points and (ii) the Treasury Yield per annum expressed as a decimal. For purposes of this definition, "Pro Rata Share", with respect to any Institution exercising the Pro Rata Prepayment Option in connection with an optional prepayment of Institutional Loans, is equal to a fraction, the numerator of which is equal to the aggregate principal amount of Institutional Loans held by such Institution on the date of such prepayment and the denominator of which is equal to the aggregate principal amount of Institutional Loans held by all Institutions exercising the Pro Rata Prepayment Option on the date of such prepayment.

                  "Monthly Construction Disbursement Date": in any calendar month during the Construction Period, the single Business Day in such calendar month designated by the Borrower as the date on which the Borrower proposes to borrow Bank Project Loans and/or Institutional Loans under the Project Loan Agreement to pay Project Costs.

                  "Moody's":  Moody's Investor Services, Inc.

                  "Mortgaged Property": the "Trust Property" as defined in the Project Mortgage.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "New Greenhouse Loans": the working capital loan and the term loan extended by the Borrower to the Greenhouse Owner pursuant to the New Greenhouse Loan Agreement.

                  "New Greenhouse Loan Agreement": the Term Loan and Working Capital Agreement, dated as of November 19, 1996, between the Borrower and the Greenhouse Owner.

                  "New Greenhouse Loan Notes": (i) the Working Capital Note executed by Corporation in the form of Exhibit A to the New Greenhouse Loan Agreement, payable to the order of the Borrower, in the amount of three million dollars ($3,000,000) and (ii) the Term Note executed by Corporation in the form of Exhibit B to the New Greenhouse Loan Agreement payable to the order of the Borrower, in the amount of two million five hundred thousand dollars ($2,500,000).

                  "New Greenhouse Security Agreement": the Security Agreement by and between Greenhost, Inc. and Birchwood Power Partners, L.P. dated as of November 19, 1996 and entered into pursuant to the New Greenhouse Loan Agreement.

                  "Non-Restoration Prepayment Amount": as defined in Section 7.3(g) of the Project Loan Agreement.

                  "Non-Restoration Prepayment Notice": as defined in Section 7.3(g) of the Project Loan Agreement.

                  "Note Exchange Date": the first date on which interest is payable (and has been paid) on the Institutional Loans following the second borrowing of Institutional Loans pursuant to Section 4.1 of the Project Loan Agreement.

                  "Notes": collectively, the Bank Notes and Institutional Notes.

                  "Notice to Proceed": (a) with respect to the Facility, as defined in Section 1.1 of the Facility Construction Contract, or (b) with respect to the Greenhouse, as defined in Section 1.1 of the Greenhouse Construction Contract.

                  "Operating and Maintenance Agreement": the Amended and Restated Facility Operations and Maintenance Agreement dated as of May 18, 1994 between the Borrower and the Facility Operator, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Operating Budget": as defined in Section 10.23 of the Project Loan Agreement.

                  "Operating Year": the consecutive twelve-month period commencing on the Commercial Operations Date, and each consecutive twelve-month period thereafter commencing on each anniversary of the Commercial Operations Date.

                  "Optional Prepayment Notice": as defined in Section 7.4(a) of the Project Loan Agreement.

                  "Ornamental Flower Market Consultant": Context Consulting, or such other consultant reasonably acceptable to the Borrower as the Majority Lenders may designate to examine and advise the Lenders with respect to the Greenhouse, the Greenhouse Operator and the ornamental flower market.

                  "Parent Guarantor": Southern, as guarantor under the Construction Contract Guarantees.

                  "Partner Collateral": the "Collateral" as defined in each General Partner Pledge Agreement and each Limited Partner Pledge Agreement.

                  "Partners": collectively, the General Partners and the Limited Partners.

                  "Partnership Agreement": the Limited Partnership Agreement of the Borrower dated as of July 21, 1993, as amended by a First Amendment dated as of April 27, 1994 and by a Second Amendment dated as of May 18, 1994, between Birchwood Development, in its capacity as a general partner, and SEI Birchwood, in its respective capacities as a general partner and as the sole limited partner.

                  "Partnership Interests": collectively, the general partnership interests and limited partnership interests in the Borrower.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted Investments": collectively, (a) direct obligations of the United States or of any agency or political subdivision thereof, or obligations guaranteed as to principal and interest by the United States or by any agency or political subdivision thereof, in any case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any bank having capital, surplus and undivided profits of at least U.S.$500,000,000 and a long-term unsecured senior debt rating of at least "A" by Standard & Poor's and "A2" by Moody's, in any case maturing not more than 90 days from the date of acquisition thereof; and (c) commercial paper rated "P-1" or better by Moody's or "A-1" or better by Standard & Poor's, in any case maturing not more than 90 days from the date of acquisition thereof.

                  "Permitted Liens": (i) Liens for taxes, assessments or governmental charges which are not yet due or which are being Contested (as defined below); (ii) Liens in connection with worker's compensation, unemployment insurance, old-age pensions or other social security benefits or obligations; (iii) mechanics', materialmen's, warehousemen's, carriers' or other like Liens arising in the ordinary course of business securing obligations incurred in connection with the Project which are not yet due or which are fully bonded or are being Contested; (iv) Liens incurred or created in the ordinary course of business in connection with or to secure the performance of bids, tenders, contracts (other than for the payment of money), leases, statutory obligations, surety bonds or appeal bonds; (v) Liens of judgments or awards fully covered by insurance or with respect to which an appeal or proceeding for review is being prosecuted by a Contest; (vi) the exceptions to title set forth in Schedule B of the title insurance policy delivered to the Security Agent pursuant to Section 9.1(j) of the Project Loan Agreement; and
(vii) any easements, rights-of-way, licenses and similar encumbrances incurred or created in the ordinary course of business which do not singularly or in the aggregate interfere with the use or impair the value of the Borrower's property or assets or impair the rights or interests of the Lenders with respect to the Collateral. For purposes of this definition, "Contest" means, with respect to any taxes, assessments, governmental charges or levies or any Lien or other claim (each, a "Claim"), a contest pursued in good faith challenging the validity or amount of any such Claim by proper proceedings timely instituted if
(a) the Borrower diligently pursues such contest, (b) the Borrower sets aside on its books adequate reserves in accordance with GAAP with respect to the contested Claim, (c) during the period of such contest the enforcement of any contested Claim is effectively stayed and any Lien asserted thereby is effectively removed of record and (d) such contest (i) will not interfere with the construction or operation of the Project and (ii) does not involve any substantial danger of a sale, forfeiture or loss of any part of the Project, title thereto or any interest therein.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Government Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Power Purchase Agreement": the Power Purchase and Operating Agreement effective July 13, 1990 between SEI Birchwood and Virginia Power, as assigned by SEI Birchwood to, and assumed by, the Borrower pursuant to an Assignment and Assumption Agreement dated as of May 18, 1994 among SEI Birchwood, the Borrower and Virginia Power, and as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Prepayment Subaccount": as defined in the Security Deposit Agreement.

                  "Principal Project Documents": collectively, the Construction Contracts, the Construction Contract Guarantees, the Power Purchase Agreement, the Steam Sales Agreement, the Operating and Maintenance Agreement, the Coal Supply Agreement, the Arch Back-Up Coal Supply Agreement, the SEI Coal Procurement Letter, the Coal Transportation Agreement, the CSXT Agreement, the Coal Adjustment Agreement, the Ash Disposal Agreement, the Real Estate Documents, the Greenhouse Documents (to the extent not specified above) and the Partnership Agreement, together with any replacement or substitute agreement for any of the foregoing.

                  "Proceeds": all cash and other property, real, personal or mixed, tangible or intangible, received upon the sale, exchange, collection or other disposition of the Collateral or proceeds thereof, and, in any event, including, but not limited to, Casualty Insurance Proceeds, Business Interruption Insurance Proceeds, Requisition Proceeds, Buy-Down Amount Proceeds, Delay Damages Proceeds, General Indemnity Payments Proceeds, Greenhouse Prepayment

Proceeds, Mandatory Equity Contribution Proceeds and all proceeds of the Contingent Bond Contribution, if any, and the Contingent Increased IDC Contribution, if any.

                  "Project": the Facility, the Site and all licenses, permits and easements and other real property interests and rights relating to the Facility or the Site which are owned or leased by the Borrower or in which the Borrower has any rights, including, without limitation, the Easements.

                  "Project Cash Flow": for any period, the amount, if any, by which Project Revenues for such period exceed the sum of (i) Cash Operating Costs (excluding the Basic O&M Monthly Fee and the Annual O&M Bonus) for such period plus (or minus) (ii) decreases (or increases) in cash working capital of the Borrower from the prior period.

                  "Project Control Account": the Project Control Account established and maintained pursuant to the Security Deposit Agreement.

                  "Project Cost Savings": the amount, if any, by which (a) the sum of (i) the Initial Budgeted Amount and (ii) the Increased IDC Contribution Amount, if any, contributed to the Borrower pursuant to the Southern Equity Contribution Agreement on or prior to such date, exceeds (b) the aggregate amount of all Project Costs which have been or are required to be incurred in order to achieve the occurrence of the Completion Date and Final Completion of the Facility and of the Greenhouse, including, in any event, (x) the Required Completion Date Reserve Deposits specified in clauses (ii) through (v) of the definition thereof and (y) the Required Debt Service Reserve Amount as of the Completion Date.

                  "Project Costs": all costs and expenses incurred or to be incurred by the Borrower to develop, design, finance, construct, test and start-up the Project in the manner contemplated by the Principal Project Documents and to achieve Final Completion of the Facility, including without limitation (a) the amounts payable by the Borrower pursuant to the Facility Construction Contract; (b) all costs and expenses payable by the Borrower in connection with the performance by it of its covenants in the Facility Construction Contract; (c) the costs of acquiring and preparing the Site and the Easements; (d) the cost of owner-furnished equipment (including the fuel storage facility), spare parts, power and water for construction and start-up, and utility interconnection costs; (e) the cost of interconnecting the Facility with the Greenhouse and of any equipment owned by the Borrower that is located on the Leased Land; (f) the secured construction loans not exceeding $20,079,000 principal amount and capital contribution not exceeding $7,000,000 which the Borrower has agreed to make to the Greenhouse Owner pursuant to the Greenhouse Loan Agreement; (g) initial working capital (not exceeding $3,500,000) for the Project, (h) the cost of insurance and bonds; (i) consulting fees of the Independent Engineer, Insurance Consultant, Coal Consultant, Environmental Consultant and Ornamental Flower Market Consultant; (j) legal, accounting, engineering and financing fees and expenses, and interest during construction;
(k) other fees and expenses associated with arranging the financing contemplated by the Project Loan Agreement, the Equity Funding Loan Agreement and the Bond Documents, including placement agent and underwriting fees and other issuance costs of the Bonds; (l) ad valorem taxes, real and personal property taxes and sales, use and excise taxes; (m) general and administrative expenses directly attributable to the Project; (n) the funding of the Debt Service Reserve Account on the Completion Date in the amount of the Required Debt Service Reserve Amount; (o) the funding of the Repair and Maintenance Account on the Completion Date in the amount of the Initial Repair and Maintenance Reserve Amount, (p) the Heat Rate Bonus (not exceeding $6,000,000), if any, payable to the Facility Contractor in accordance with Section 8.5 of the Facility Construction Contract; (q) project development and construction management fees, including without limitation the development fee to be paid to Affiliates of Southern on the Closing Date in an aggregate amount not to exceed $1,700,000; (r) the Contingent Distribution Amount, if any, payable on the Completion Date to Partners affiliated with Southern; and (s) the New Greenhouse Loans; excluding, however, (i) the repayment of the principal amount of Equity Funding Loans and any payment of interest on overdue amounts of principal thereof and interest thereon and (ii) any costs, expenses, fees and other amounts payable in connection with the issuance and sale by the Borrower, or the assignment or transfer by any Partner, of a general or limited partnership interest in the Borrower. In addition, for purposes of calculating "Contingent Distribution Amount", "Project Costs" shall not include any amounts in clause (r) above.

                  "Project Documents": collectively, the Principal Project Documents, the CT Corporation Letter and, when entered to, each Additional Contract.

                  "Project Loan Agreement": the Loan and Reimbursement Agreement dated as of May 18, 1994 among the Borrower, the Banks, the Institutions, the Co-Agents, the Issuing Bank and the Administrative Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Project Mortgage": the Credit Line Deed of Trust, Assignment and Security Agreement made by the Borrower, as Grantor, to Lawyers Title Insurance Corporation, as trustee for the use and benefit of the Security Agent, as Beneficiary, substantially in the form of Exhibit E of the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Project Participants": collectively, the Borrower, the Facility Contractor, the Greenhouse Contractor, the Parent Guarantor, Virginia Power, the Facility Operator, the Coal Supplier, Arch, the Coal Transporter, CSXT, the Greenhouse Owner, the Greenhouse Operator, the Partners and each other Person from time to time party to a Project Document (including without limitation, SEI as a party to the SEI Coal Procurement Letter).

                  "Project Revenues": for any period, the sum of (i) all revenues received by the Borrower from the sale of electrical energy pursuant to the Power Purchase Agreement and from the sale of steam pursuant to the Steam Sales Agreement, (ii) any other operating revenues received by the Borrower for such period, (iii) all payments received (including interest) by the Borrower of any scheduled repayment of loans or any mandatory prepayment of loans pursuant to the Greenhouse Loan Agreement or any payments under the Greenhouse Master Lease, (iv) all payments received (including interest) by the Borrower of any scheduled repayment of loans or any mandatory prepayment of loans pursuant to the New Greenhouse Loan Agreement, (v) so long as any of the Bank Project Notes, the Greenhouse Loan Note or the New Greenhouse Loan Notes are outstanding, (1) any and all Dividends paid by the Corporation with respect to the Pledged Securities, (2) the net proceeds from the sale or transfer of any of the assets of the Corporation, after payment of the Indebtedness (as defined in the New Greenhouse Loan Agreement) under the New

Greenhouse Loan Agreement and (3) any and all other proceeds, awards, or other compensation received by the Corporation, less reasonable fees, expenses and other directly related costs incurred in connection with the collection of such funds, (vi) any General Indemnity Payment Proceeds and (vii) the earnings on Permitted Investments on deposit in the Accounts to the extent distributed to the Project Control Account pursuant to the Security Deposit Agreement; provided, however, that for any given month, any revenues received by the Borrower (x) pursuant to a check dated the end of such given month which is deposited no later than the fifth business day of the following month, or (y) pursuant to a wire transfer which is received no later than the fifth business day of the following month shall be deemed to be and included as revenue for such given month.

                  "Projected Debt Coverage Ratio": as of any Quarterly Calculation Date, the ratio of (i) Projected Project Cash Flow as of such date to (ii) Projected Debt Service as of such date.

                  "Projected Debt Service": as of any Quarterly Calculation Date, the projected Debt Service for the twelve-month period ending on the fourth succeeding Quarterly Calculation Date.

                  "Projected Project Cash Flow": as of any Quarterly Calculation Date, the projected Project Cash Flow for the twelve-month period ending on the fourth succeeding Quarterly Calculation Date. Such Projected Project Cash Flow shall be determined by using the same amount for Project Cash Flow for the immediately preceding twelve-month period, and then adjusting such amount for the effect thereon of any planned or anticipated changes during such succeeding twelve-month period in the operation or maintenance of the Facility (as determined in good faith by the Borrower, which determination shall be reasonably acceptable to the Administrative Agent, upon consultation with the Independent Engineer).

                  "Pro Rata Prepayment Option": as defined in Section 7.5(b) of the Project Loan Agreement.

                  "Pro Rata Prepayment Share": with respect to any mandatory prepayment of Loans pursuant to Section 7.3(c), 7.3(f) or 7.3(g) of the Project Loan Agreement, or any optional prepayment of Loans pursuant to Section 7.4 of the Project Loan Agreement (other than as provided in clause (i), (ii) or (iii) of Section 7.5(a) thereof):

                  (a) if none of the Institutions exercises the Pro Rata Prepayment Option in connection with such prepayment in accordance with
         Section 7.5(b) of the Project Loan Agreement, (i) the Pro Rata Prepayment Share of the Banks shall be equal to the Aggregate Prepayment Amount, the Buy-Down Amount Proceeds, the Non-Restoration Prepayment Amount or the Greenhouse Prepayment Amount, as the case may be, and (ii) the Pro Rata Prepayment Share of the Institutions shall be zero; and

                  (b) if any of the Institutions exercises the Pro Rata Prepayment Option with respect to such prepayment in accordance with
         Section 7.5(b) of the Project Loan Agreement (the "Electing Institutions"), then:

                           (A) the Pro Rata Prepayment Share of the Banks shall
                  be equal to the product of (1) the Aggregate Prepayment Amount, the Buy-Down Amount Proceeds, the Non-Restoration Prepayment Amount or the Greenhouse Prepayment Amount, as the case may be, and (2) a fraction, the numerator of which shall be the Total Bank Exposure on the date of the Optional Prepayment Notice, the Buy-Down Prepayment Notice, the Non-Restoration Prepayment Notice or the Greenhouse Prepayment Notice, as the case may be, and the denominator of which shall be the sum of (x) the Total Bank Exposure and (y) the aggregate outstanding principal amount of Institutional Loans held by all of the Electing Institutions, in each case on the date of the Optional Prepayment Notice, the Buy-Down Prepayment Notice, the Non-Restoration Prepayment Notice or the Greenhouse Prepayment Notice, as the case may be;

                           (B) the Pro Rata Prepayment Share of each Electing
                  Institution shall be equal to the product of (1) the Aggregate Prepayment Amount, the Buy-Down Amount Proceeds, the Non-Restoration Prepayment Amount or the Greenhouse Prepayment Amount, as the case may be, and (2) a fraction, the numerator of which shall be the aggregate outstanding principal amount of Institutional Loans held by such Electing Institution on the date of the Optional Prepayment Notice, the Buy-Down Prepayment Notice, the Non-Restoration Prepayment Notice or the Greenhouse Prepayment Notice, as the case may be, and the denominator of which shall be the sum of (x) the Total Bank Exposure and (y) the aggregate outstanding principal amount of Institutional Loans held by all of the Electing Institutions, in each case on the date of the Optional Prepayment Notice, the Buy-Down Prepayment Notice, the Non-Restoration Prepayment Notice or the Greenhouse Prepayment Notice, as the case may be; and

                           (C) the Pro Rata Prepayment Share of each Institution
                  which is not an Electing Institution shall be zero.

                  "Purchasing Banks": as defined in Section 14.7(b) of the Project Loan Agreement.

                  "Purchasing Institutions": as defined in Section 14.8(a) of the Project Loan Agreement.

                  "PUHCA": the Public Utility Holding Company Act of 1935, as amended.

                  "PURPA": the Pubic Utility Regulatory Policies Act of 1978, as amended from time to time.

                  "QF Plan": as defined in Section 10.18 of the Project Loan Agreement.

                  "Qualified Financial Institution": (a) Any bank satisfactory to the Issuing Bank that has capital, surplus and undivided profits of at least $500,000,000 and that is either organized under the laws of the United States or any state thereof or has a branch office or agency located in the United States, and (b) any other bank or financial institution approved by the Administrative Agent and the Borrower (which approval will not be unreasonably withheld) and satisfactory to the Issuing Bank.

                  "Qualified Limited Partner Transferee": any Person which, at the effective time of the relevant transfer or issuance, (a) is a partnership, corporation, business trust or unincorporated association, (b) individually, or if a member of a consolidated group, with such Person's consolidated group, has a tangible net worth (as defined in accordance with GAAP) of $25,000,000 or more, (c) has not been convicted or pleaded guilty or no contest to any felony within the previous five years, and (d) has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment in the Borrower; provided that, after giving effect to such transfer or issuance, more than 50% of the limited partnership interests will be held by Persons which have knowledge and experience in the management of or investment in power generating facilities.

                  "Qualifying Facility": a cogeneration facility meeting all of the requirements for a "qualifying cogeneration facility" set forth in PURPA and in Part 292 of the rules and regulations of FERC under PURPA.

                  "Quarterly Calculation Date": the fifth Business Day following the end of each March, June, September and December of each year, commencing on the first of such days to occur after the Commercial Operations Date.

                  "Quarterly Distribution Date": the last day of each calendar month in which a Quarterly Calculation Date occurs (or, if any such date is not a Business Day, the immediately preceding Business Day), commencing on the first of such dates to occur after the initial Quarterly Calculation Date.

                  "Real Estate Documents": collectively, the Project Mortgage, the Easement Agreements, the Greenhouse Mortgage Assignment and the Virginia Power First Refusal Agreement.

                  "Reference Banks": Barclays Bank PLC, Credit Suisse First Boston and Union Bank.

                  "Refinancing Indebtedness": Indebtedness incurred by the Borrower which is permitted by clause (f) of Section 11.1 of the Project Loan Agreement.

                  "Refinancing Transaction": as defined in clause (f) of Section
11.1 of the Project Loan Agreement.

                  "Refunding Drawing": a drawing on a Bond Letter of Credit on the applicable Bond L/C Expiration Date, the proceeds of which are to be used to repay in full the Relevant Bonds or the purchase price of the Relevant Bonds.

                  "Register": as defined in Section 14.7(c) of the Project Loan Agreement.

                  "Registered Institutional Notes": as defined in Section 4.7(a) of the Project Loan Agreement.

                  "Reimbursable Expenses": as defined in Section 14.5 of the Project Loan Agreement.

                  "Relative Bank Exposure": on any day, the number obtained by dividing (i) the Total Bank Exposure on such date by (ii) the sum of (x) the Total Bank Project Loan Commitments (calculated based on the assumption that all of the Bonds have been issued prior to such day and that the Total Bank Project Loan Commitments have been reduced by a corresponding amount in accordance with
Section 2.4 of the Project Loan Agreement), (y) the Total VP Letter of Credit Commitments and (z) the Total Bond Letter of Credit Commitments.

                  "Relative Institution Exposure": on any day, the number obtained by dividing (x) the aggregate principal amount of Institutional Loans then outstanding by (b) the Total Institutional Commitments then in effect.

                  "Release of Hazardous Materials": the release of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

                  "Relevant Bonds": with respect to any Bond Letter of Credit, the Bonds which are or are proposed to be supported by such Bond Letter of Credit.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

                  "Repair and Maintenance Account": the Repair and Maintenance Account established and maintained pursuant to the Security Deposit Agreement.

                  "Reporting Party": the Borrower, the Greenhouse Operator, the Coal Supplier, Arch, CSX and, prior to the Equity Funding Termination Date, Southern.

                  "Required Completion Date Reserve Deposits": the sum of (i) with respect to the Debt Service Reserve Account, the Required Initial Debt Service Reserve Deposit Amount (less, if a Debt Service Letter of Credit shall be outstanding on the Completion Date, the aggregate amount available to be drawn under such Debt Service Letter of Credit on such date), plus (ii) with respect to the Repair and Maintenance Account, the Initial Repair and Maintenance Reserve Amount, plus (iii) with respect to the Final Completion Escrow Account, the amount required to be deposited into the Final Completion Escrow Account on the Completion Date pursuant to clause (d) of the definition of "Completion Date", plus (iv) with respect to the Project Control Account, the amount if any, by which $3,500,000 exceeds the amount expended by the Borrower prior to the Completion Date for initial working capital purposes plus (v) with respect to the Distributions Account, $13,700,000, to be used to make the Contingent Distribution.

                  "Required Debt Service Reserve Amount": as of any date of determination, the projected Debt Service for the six months next succeeding such date.

                  "Required Initial Debt Service Reserve Deposit Amount":
$8,250,000, or such lesser amount as shall have been agreed to in writing by the Majority Lenders and the Borrower prior to the Completion Date.

                  "Required Project Control Reserve Amount": as defined in
Section 1.2 of the Security Deposit Agreement.

                  "Required Repair and Maintenance Reserve Amount": as defined in Section 1.2 of the Security Deposit Agreement.

                  "Required Secured Parties": at any time, each of (i) Banks, Institutions, Unsupported Bondholders (acting through the relevant Bond Trustee) and Accelerated Interest Rate Hedging Counterparties (as defined below) the Senior Creditor Percentages of which at such time aggregate at least 66 2/3%; and (ii) Banks and Accelerated Interest Rate Hedging Counterparties the Bank Commitment Percentages of which at such time aggregate at least 66 2/3% and
(iii) Institutions and Unsupported Bondholders (acting through the relevant Bond Trustee) the Investor Percentages of which at such time aggregate at least 66 2/3%; provided, however, that if at any time on or after the first day of the fourteenth year following the Commercial Operations Date, the Senior Creditor Percentage of either the Banks and the Accelerated Interest Rate Hedging Counterparties or the Institutions is less than 20% of the Total Senior Creditor Exposure (as defined in the definition of "Senior Creditor Percentage"), then "Required Secured Parties" shall be determined without reference to clause (ii) or (iii) above; provided, further, that on and after the date on which the Bank Loans and all amounts payable to the Banks, the Issuing Bank and the Administrative Agent under the Loan Documents have been paid in full, no Letter of Credit is outstanding and all of the Commitments of the Banks and the Interest Rate Hedging Agreements have been terminated, "Required Secured Parties" shall be determined without reference to clause (ii) above and clause
(i) above shall be calculated without reference to "Banks" or "Accelerated Interest Rate Hedging Counterparties". For purposes of this definition, "Accelerated Interest Rate Hedging Counterparties" shall include each Interest Rate Hedging Counterparty party to an Interest Rate Hedging Agreement the Swap Termination Obligations in respect of which have become payable following an unwind of all or a portion of such Interest Rate Hedging Agreement.

                  "Requirements of Law": as to any Person, the Certificate of Incorporation and By-Laws or the partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Government Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Requisite Partnership Interest": with respect to any Person, both (i) 50% of all general partnership interests and (ii) Partnership Interests entitling such Person to receive at least 35% of the profits and losses of the Borrower.

                  "Requisition Proceeds": any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Project by any Government Authority (or any person acting under color of any Government Authority).

                  "Reserved Amounts":  on any date of calculation, the sum of:

                  (a) the amount by which the Required Initial Debt Service Reserve Deposit Amount exceeds the sum of (i) the amount, if any, on deposit in the Debt Service Reserve Account and (ii) if a Debt Service Letter of Credit shall then be outstanding, the aggregate amount available to be drawn under such Debt Service Letter of Credit on such date; and

                  (b) the amount by which the Initial Repair and Maintenance Reserve Amount exceeds the amount, if any, on deposit in the Repair and Maintenance Account; and

                  (c) prior to the later to occur of Substantial Completion and completion of the Unit Reliability Test (as defined in the Facility Construction Contract), $6,000,000; and thereafter, the amount by which the Heat Rate Bonus payable to the Facility Contractor exceeds the amount of such Heat Rate Bonus paid to the Facility Contractor on or prior to such date.

                  "Responsible Officer": (i) with respect to any Person other than the Borrower, the president, vice president, treasurer or assistant treasurer of such Person, and (ii) with respect to the Borrower, its chief executive officer, its chief financial officer or any Responsible Officer of a General Partner.

                  "Scheduled Senior Debt Service Payment Date": each date occurring after the Completion Date on which (a) regularly scheduled installments of principal, interest and/or fees are due on any Senior Debt (other than the Interest Rate Hedging Agreements) or (b) payment of Swap Obligations specified in clause (a) of the definition thereof which do not constitute Swap Terminations Obligations are due pursuant to any Interest Rate Hedging Agreement to which a Secured Counterparty is a party. For purposes of clause (a) of the preceding sentence, each Bank Loan Interest Payment Date shall be deemed to be a regularly scheduled interest payment date with respect to Bank Loans.

                  "Secured Bond Trustees": the one or more Bond Trustees which become parties to the Security Deposit Agreement by executing a Security Deposit Agreement Supplement in accordance with Section 9.4 of the Security Deposit Agreement.

                  "Secured Counterparties": the one or more Co-Agents or Affiliates thereof, as parties to the Interest Rate Hedging Agreements, which are or become parties to an Interest Rate Hedging Agreement.

                  "Secured Obligations": the principal of and interest on the Loans and the Unsupported Bonds (including any interest accruing after the filing of a petition initiating any proceeding in bankruptcy, insolvency or like proceeding with respect to the Borrower whether or not the claim for such interest is allowed in such proceeding), the L/C Reimbursement Obligations, all amounts payable from time to time under any Interest Rate Hedging Transaction entered into with an Interest Rate Hedging Counterparty described in clause (i) of the definition thereof, and all other indebtedness, obligations and liabilities of the Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now or hereafter existing, which may arise under, out of, or in connection with any of the Loan Documents or the Bond Documents relating to any Unsupported Bonds (as any of the Loan Documents or such Bond Documents may from time to time be amended, modified, substituted, extended or renewed) and any other document made, delivered or given in connection therewith, whether on account of principal, interest, premiums, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, and all deferrals, renewals, extensions and refinancings of any indebtedness, obligations or liabilities referred to above.

                  "Secured Parties": collectively, the Security Agent, the Administrative Agent, the Banks, the Issuing Bank, the Institutions, the Interest Rate Hedging Counterparties described in clause (i) of the definition thereof and each Secured Bond Trustee.

                  "Security Agent": Credit Suisse First Boston, in its capacity as security agent for the Secured Parties under the Security Deposit Agreement, or any successor security agent appointed pursuant to Section 2.6 of the Security Deposit Agreement.

                  "Security Deposit Agreement": the Security Deposit and Intercreditor Agreement to be entered into among the Borrower, the Secured Parties and the Security Agent, substantially in the form of Exhibit D to the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Security Deposit Agreement Supplement": as defined in Section 9.4(a) of the Security Deposit Agreement.

                  "Security Deposit Collateral": as defined in Section 1.2 of the Security Deposit Agreement.

                  "Security Documents": collectively, the Security Deposit Agreement, the Project Mortgage, the General Partner Interest Pledge Agreements, the Limited Partner Interest Pledge Agreements, the Greenhouse Mortgage Assignment, the Borrower Stock Assignment, the Consents to Assignment, the Southern Equity Contribution Agreement, each Bond Pledge Agreement and any other agreement or instrument entered into by the Borrower or any other Person which secures payment of all or any portion of the Secured Obligations.

                  "SEI": Southern Electric International, Inc., a Delaware corporation.

                  "SEI Birchwood": SEI Birchwood, Inc., a Delaware corporation.

                  "SEI Coal Procurement Letter": the letter dated May 18, 1994 from SEI to the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Senior Creditor Percentage":  at any time, either:

                  (a) for purposes of the definition of "Majority Lenders":

                  (i) with respect to any Bank, a fraction (expressed as a percentage), the numerator of which is the sum of (i) the aggregate unpaid principal amount of Bank Loans then outstanding, (ii) the unused portion of the Total Bank Loan Commitments then in effect and (iii) the Letter of Credit Exposure at such time, and the denominator of which is the Total Senior Creditor Exposure;

              (ii) with respect to any Institution, a fraction (expressed as a percentage), the numerator of which is the sum of (i) the aggregate unpaid principal amount of Institutional Loans then outstanding and
         (ii) the unused portion of the Total Institutional Commitments, and the denominator of which is the Total Senior Creditor Exposure; and

             (iii) with respect to the Unsupported Bondholders, a fraction (expressed as a percentage), the numerator of which is the aggregate unpaid principal amount of Unsupported Bonds then outstanding, and the denominator of which is the Total Senior Creditor Exposure; or

                  (b) for purposes of the definition of "Required Secured Parties":

                  (i) with respect to any Bank, a fraction (expressed as a percentage), the numerator of which is the sum of (i) the aggregate unpaid principal amount of Bank Loans then outstanding, (ii) the unused portion of the Total Bank Loan Commitments then in effect and (iii) the Letter of Credit Exposure at such time, and the denominator of which is the Total Senior Creditor Exposure;

              (ii) with respect to any Institution, a fraction (expressed as a percentage), the numerator of which is the sum of (i) the aggregate unpaid principal amount of Institutional Loans then outstanding and
         (ii) the unused portion of the Total Institutional Commitments, and the denominator of which is the Total Senior Creditor Exposure;

             (iii) with respect to the Unsupported Bondholders, a fraction (expressed as a percentage), the numerator of which is the aggregate unpaid principal amount of Unsupported Bonds then outstanding, and the denominator of which is the Total Senior Creditor Exposure; and

              (iv) with respect to any Interest Rate Hedging Counterparty, a fraction (expressed as a percentage), the numerator of which is the aggregate amount of Swap Termination Obligations calculated as of such day, and the denominator of which is the Total Senior Creditor Exposure.

As used in this definition, "Total Senior Creditor Exposure" means, at any time, the sum of (i) the aggregate unpaid principal amount of Loans then outstanding,
(ii) the unused portion of the Total Loan Commitments then in effect, (iii) the Letter of Credit Exposure at such time, (iv) the aggregate unpaid principal amount of Unsupported Bonds then outstanding and, for purposes of the definition of "Required Secured Parties" only, (v) the aggregate amount of Swap Termination Obligations calculated as of such day.

                  "Senior Debt": collectively, Indebtedness of the Borrower incurred under or pursuant to (a) the Bank Loan Facility, (b) the Institutional Loan Facility, (c) the VP Letter of Credit Facility, (d) the Bond Letter of Credit Facility, (e) the Bonds and (f) Interest Rate Hedging Agreements.

                  "Senior Debt Agreements": the Loan Documents, the Bond Documents executed in connection with the Bonds issued from time to time in accordance with Section 10.25 of the Project Loan Agreement, the Interest Rate Hedging Agreements and each other agreement evidencing any Senior Debt or pursuant to which any Senior Debt is incurred.

                  "Senior Debt to Capital Ratio": as of the Completion Date, the ratio of (a) the sum of (i) the aggregate principal amount of outstanding Loans,
(ii) the Letter of Credit Exposure and (iii) the aggregate principal amount of outstanding Unsupported Bonds, in each case on the Completion Date, to (b) the sum of (x) the Total Equity Contribution Amount and (y) (A) the aggregate principal amount of Equity Funding Loans outstanding on the Completion Date which are paid by Southern pursuant to the Equity Funding Guarantee, or (B) the aggregate principal amount of any Equity Funding Loans repaid by Southern pursuant to the Equity Funding Guarantee prior to the Completion Date, provided that concurrently therewith the Equity Funding Commitments shall have been terminated.

                  "SEWG": Southern Electric Wholesale Generators, Inc., a Delaware corporation.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Significant Project Participants": the Persons from time to time party to the Principal Project Documents.

                  "Site": the land located in King George County, Virginia which is described in Schedule 5 to the Project Loan Agreement, on which the Facility and the Greenhouse are to be located.

                  "Sixth Amendment": the Sixth Amendment, dated as of September 18, 1995, to the Project Loan Agreement, among the Borrower, the Lenders and the Administrative Agent.

                  "Sixth Amendment Effective Date": the date on which the Sixth Amendment becomes effective in accordance with Article II(1) of the Sixth Amendment.

                  "Southern": The Southern Company, a Delaware corporation.

                  "Southern Documents": collectively, the Equity Funding Guarantee, the Southern Equity Contribution Agreement and the Construction Contract Guarantees.

                  "Southern Equity Contribution Agreement": the Equity Contribution Agreement to be entered into by Southern in favor of the Borrower and the Security Agent, in substantially the form of Exhibit G of the Project Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.11(a) of the Project Loan Agreement.

                  "Southern Equity Contribution Collateral": the Equity Contribution Amount payable pursuant to Section 2.1 of the Southern Equity Contribution Agreement and all other claims, rights, powers, privileges, interests and remedies referred to in clause (ii) of Section 3.1 thereof.

                  "Special Payment Account": the Special Payment Account established and maintained pursuant to the Security Deposit Agreement.

                  "Special Senior Debt Prepayment Date": each date on which (a) mandatory or optional prepayments of principal of the Bank Loans and/or Institutional Loans are to be made pursuant to Section 7.3, 7.4 or 10.31 of the Project Loan Agreement, (b) an early unwind of all or a portion of any Interest Rate Hedging Agreement is to be effected or (c) mandatory or optional prepayments of principal of the Bonds are to be made pursuant to the relevant Bond Indenture.

                  "Specified Default": any Default under Section 12.1(a), 12.1(b) or 12.1(e) of the Project Loan Agreement.

                  "Standard & Poor's": Standard & Poor's Ratings Services.

                  "Steam Sales Agreement": the Steam Sales Agreement dated as of May 18, 1994 between the Borrower and the Greenhouse Owner, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) of the Project Loan Agreement.

                  "Stormwater and Surface Water Runoff Easement Agreement": the Easement Agreement dated as of April 22, 1994 by and between Dominion Growers of Fredericksburg, Inc. and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with Section 11.12(a) to the Project Loan Agreement.

                  "Subsequent Funding Period": the period from and including the Closing Date to and including the Institutional Commitment Termination Date.

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

                  "Substantial Completion": (a) with respect to the Facility, as defined in Section 1.1 of the Facility Construction Contract, and (b) with respect to the Greenhouse, as defined in Section 1.1 of the Greenhouse Construction Contract.

                  "Substitute VP Letter of Credit": an irrevocable direct pay letter of credit substantially in the form of Exhibit C-2 to the Project Loan Agreement or in a form acceptable to Virginia Power (as evidenced by a written confirmation from Virginia Power to such effect) to be issued in favor of Virginia Power by a bank which at all times meets the credit rating requirements set forth in clause (i) of the definition of "Interest Rate Hedging Counterparty"; provided that no such letter of credit shall be deemed a "Substitute VP Letter of Credit" unless (i) if any such letter of credit is being issued prior to the Bank Loan Final Maturity Date, the Issuing Bank and the Banks shall have been unwilling to extend the expiration date of the then outstanding VP Letter of Credit, if any, pursuant to Section 6.7 of the Project Loan Agreement, and (ii) the reimbursement obligations, if any, of the Borrower to the issuer of such letter of credit or to any other Person in respect of draws under such letter of credit shall be unsecured.

                  "Substitute VP Security": any security arrangement entered into by the Borrower which meets the requirements of Section 13.3 or 13.5, as the case may be, of the Power Purchase Agreement and is otherwise acceptable to Virginia Power (as evidenced by a written confirmation from Virginia Power to such effect); provided that no such security shall be deemed "Substitute VP Security" unless (i) if any such security arrangement is entered into prior to the Bank Loan Final Maturity Date, the Issuing Bank and the Banks shall have been unwilling to extend the expiration date of the then outstanding VP Letter of Credit, if any, pursuant to Section 6.7 of the Project Loan Agreement and
(ii) the reimbursement or payment obligations, if any, of the Borrower to the provider of such security or to any other Person in respect of such security are unsecured.

                  "Swap Obligations": collectively, the payment of (a) all scheduled amounts payable to the Secured Counterparties by the Borrower, as the fixed-rate payor, under the Interest Rate Hedging Agreements with Secured Counterparties (including, without limitation, interest accruing after the date of any filing by the Borrower of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower), net of all scheduled amounts payable to the Borrower by such Secured Counterparties as floating-rate payors, and (b) all other indebtedness, fees, indemnities and other amounts payable by the Borrower to the Secured Counterparties under the Interest Rate Hedging Agreements.

                  "Swap Termination Obligations": the aggregate amount of Swap Obligations payable to any Secured Counterparty by the Borrower, as the fixed rate payor, upon the early unwind of all or a portion of an Interest Rate Hedging Agreement with such Secured Counterparty, net of all amounts payable to the Borrower by such Secured Counterparty, as floating-rate payor.

                  "Taxes": as defined in Section 7.6(a) of the Project Loan Agreement.

                  "Term VP Expiration Date": the seventh anniversary of the Closing Date, or such later date to which the Term VP Expiration Date has been extended in accordance with Section 6.7 of the Project Loan Agreement.

                  "Term VP Letter of Credit": the irrevocable direct pay letter of credit to be issued by the Issuing Bank in favor of Virginia Power on the Commercial Operations Date pursuant to Section 6.3(a) of the Project Loan Agreement, substantially in form of Exhibit C-2 to the Project

Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, and any replacement therefor issued pursuant to
Section 6.3(b) of the Project Loan Agreement.

                  "Term VP Letter of Credit Disbursement": any payment or disbursement made by or on behalf of the Issuing Bank under the Term VP Letter of Credit.

                  "Term VP Reimbursement Payment": as defined in Section 6.6(a) of the Project Loan Agreement.

                  "Title Company": Lawyers Title Insurance Corporation, or such other title insurance company approved by the Co-Agents and the Institutions to insure the priority of the Lien of the Project Mortgage.

                  "Total Available Project Credit": as of any date, the sum of
(a) the unutilized portion of the Total Bank Project Loan Commitments then in effect, (b) the unutilized portion of the Total Institutional Commitments then in effect, (c) the unutilized portion of the Equity Funding Commitments then in effect and (d) the Increased IDC Contribution Amount, if any, contributed by Southern to the Borrower pursuant to the Southern Equity Contribution Agreement prior to such date.

                  "Total Bank Exposure": on any day, the sum of (a) the aggregate principal amount of Bank Loans then outstanding and (b) the Letter of Credit Exposure on such date.

                  "Total Bank Loan Commitments": at any time, the sum of (i) the Total Bank Project Loan Commitments then in effect and (ii) the Total Bank L/C Loan Commitments then in effect; provided that in no event shall the Total Bank Loan Commitments at any time exceed $215,976,000.

                  "Total Bank L/C Loan Commitments": at any time, the obligation of the Banks to make Bank L/C Loans and Bank Liquidity Loans during the Bank Loan Commitment Period in an aggregate principal amount equal to the excess of
(i) the aggregate stated amount of the Letters of Credit then outstanding over
(ii) the aggregate amount of Letter of Credit Disbursements, the L/C Reimbursement Payment in respect of which has previously been paid by the Borrower other than through a Bank L/C Loan or a Bank Liquidity Loan.

                  "Total Bank Project Loan Commitments": the obligation of the Banks to make Bank Project Loans to the Borrower under the Project Loan Agreement during the Bank Loan Commitment Period in an aggregate principal amount equal to $208,191,000, as such amount may be reduced from time to time pursuant to Section 2.3 and/or 2.4 of the Project Loan Agreement.

                  "Total Bond Letter of Credit Commitments": $51,000,000.

                  "Total Equity Contribution Amount": as defined in Section 1.2 of the Southern Equity Contribution Agreement.

                  "Total Institutional Commitments": the obligation of the Institutions to make Institutional Loans to the Borrower under the Project Loan Agreement during the Institutional Commitment Period in an aggregate amount equal to $135,000,000, as such amount may be reduced from time to time pursuant to Section 2.3 of the Project Loan Agreement.

                  "Total Lender Exposure": as defined in Section 14.10(b) of the Project Loan Agreement.

                  "Total Loan Commitments": the sum of (i) the Total Bank Loan Commitments and (ii) the Total Institutional Commitments.

                  "Total VP Letter of Credit Commitments": $7,272,000.

                  "True-Up Amount": as defined in Section 14.10(b) of the Project Loan Agreement.

                  "True-Up Obligation": the irrevocable and unconditional obligation of the Banks to purchase undivided participating interests in the Institutional Loans upon an acceleration of such Loans following an Event of Default under the Project Loan Agreement, as set forth in Section 14.10(b) of the Project Loan Agreement.

                  "Trust Indenture-Series 1994A": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia, and Bankers Trust Company, as trustee, dated as of October 1, 1994.

                  "Trust Indenture-Series 1994B": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia, and Bankers Trust Company, as trustee, dated as of December 1, 1994.

                  "Trust Indenture-Series 1995": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia and Bankers Trust Company, as trustee, dated as of November 1, 1995.

                  "Trust Indenture-Series 1996A": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia, and Bankers Trust Company, as trustee (the "Trustee"), dated as of April 1, 1996.

                  "Trust Indenture-Series 1997": the Trust Indenture by and between the Industrial Development Authority of King George County, Virginia and Bankers Trust Company, as trustee, dated as of March 1, 1997.

                  "Type": as to any Bank Loan, its nature as a Base Rate Loan, a Eurodollar Loan or a C/D Rate Loan.

                  "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Brochure No. 500, as the same may be amended from time to time.

                  "Unsupported Bondholders": holders from time to time of Unsupported Bonds.

                  "Unsupported Bonds": Bonds issued pursuant to Section 10.25 of the Project Loan Agreement which are not or are not proposed to be supported by a Bond Letter of Credit.

                  "Virginia Power": Virginia Electric and Power Company, a Virginia public service corporation.

                  "Virginia Power First Refusal Agreement": the Right of First Refusal Agreement dated as of 23 between the Borrower and Virginia Power.

                  "Virginia Power Purchase Proceeds": any and all payments made by Virginia Power in connection with its exercise of its purchase option pursuant to Section 5.6 of the Power Purchase Agreement.

                  "VP Cash Collateral Proceeds": as defined in Section 1.2 of the Security Deposit Agreement.

                  "VP Letter of Credit Facility": the letter of credit facility provided by the Issuing Bank and the Banks to the Borrower pursuant to Section 6 of the Project Loan Agreement, under which the Issuing Bank agrees to issue the VP Letters of Credit in accordance with the terms thereof.

                  "VP Letters of Credit": collectively, the Construction VP Letter of Credit and the Term VP Letter of Credit.

                  "VP Reimbursement Obligations": as defined in Section 6.6(b) of the Project Loan Agreement.

                  "VP Reimbursement Payments": at any time, the sum of (i) the Construction VP Reimbursement Payments and (ii) the Term VP Reimbursement Payments.

                  "Water Line and Pumping Station Easement Agreement": the Water Line and Pumping Station Easement Agreement dated September 22, 1992 between SEI Birchwood and Frank B. Taylor and Laura Stuart Taylor, as amended by that certain Easement Amendment dated November 30, 1993 among Frank B. Taylor and Laura Stuart Taylor, and SEI Birchwood and Curtis Adrian Gilbert and Ethel S. Gilbert, and as further amended by that certain Second Amendment to Easement, dated March 18, 1994 among Frank B. Taylor and Laura Stuart Taylor and the Borrower, as the same may be further amended, supplemented or otherwise modified in accordance with Section 11.12(a) to the Project Loan Agreement.

                  "Workout Deeds": the Omnibus Deed, Bill of Sale, General Assignment and Conveyance by Dominion Growers of Fredericksburg, Inc. and Dominion Growers, Inc. to Greenhost, Inc. dated as of November 8, 1996 and the four (4) Deeds of Bargain and Sale from Dominion Growers of Fredericksburg, Inc. to Greenhost, Inc. each dated as of November 8, 1996 and recorded on book and page numbers 0291/723; 0291/719; 0291/711; and 0291/715 with the Clerk, Circuit Court, King George County, Virginia.